MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT    TWO WORLD TRADE CENTER,
SERIES                                            NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998

DEAR SHAREHOLDER:

The first half of 1998 saw a great deal of volatility and uncertainty as financial turmoil in Asia spread across the globe. However, the U.S. stock market recovered quickly, with the stocks of large American companies benefiting from the notion that they could provide a safe haven. This positive investor psychology was coupled with strong fundamental data, such as low inflation, strong employment figures and rising consumer confidence, which supported higher equity prices.

In October, an unprecedented number of central banks around the world responded to a global contraction in the availability of credit by lowering interest rates in a series of impressive moves, indicating this action could continue into the first quarter of 1999. Countries as diverse as the United States and China, as well as all of the countries comprising the European Monetary Union, lowered rates across the board. More than 60 separate easing moves were recorded.

U.S. EQUITY MARKET
After soaring to a record high of 9,338 in July, the Dow Jones Industrial Average plunged nearly 1,800 points by the end of August. Several factors combined to drag down the price of stocks, including slowing profits, the persistent Asian contagion, Russia's debt default and devaluation of the ruble, the ongoing White House scandal, and the near-collapse of a major hedge fund, Long-Term Capital Management. The steadying influence of the "Goldilocks" economy -- an environment that is considered neither too hot nor too cold, allowing for economic expansion with low inflation -- pulled the market out of its summer slump. During the fourth quarter of 1998, the stock market regained much of the ground that it had lost during the difficult summer months. For the full year, the Dow was up 18.16 percent and the S&P 500 was up 28.58 percent.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

U.S. BOND MARKET
The U.S. economy continued to expand throughout 1998, as employment grew, personal income climbed and consumers remained resilient. Despite strong economic growth, inflation did not materialize in large part because of continued turmoil in the Asian and emerging market economies. As a result, the Federal Reserve Board left interest rates unchanged until late September when, in an effort to bolster economic growth, the central bank initiated the first of three interest rate cuts. While interest rates were left unchanged at the Fed's December meeting, it is possible that the policy of monetary easing may resume if and when the economy begins to show signs of weakening.

Against this backdrop, the yield on the five-year U.S. Treasury note declined 117 basis points during 1998 to 4.54 percent, while the yield on the 30-year U.S. Treasury bond declined 82 basis points, to 5.10 percent.

HIGH-YIELD MARKET
Without question, 1998 was very difficult for high-yield bonds as a result of the financial market's dramatic "flight-to-quality" in the second half of the year. Reacting to concerns over sharply declining overseas markets investors began exiting riskier investments, such as equities and high yield bonds, seeking the relative safety of U.S. government securities. While equities rebounded late in the year, at year end the high-yield market still remained near its lows, as high-yield investors continued to be very risk averse, awaiting further evidence of continued economic growth into 1999.

Midway through the year, serious concerns over the rapidly escalating foreign market crisis emerged, raising questions as to the extent of the impact on both the U.S. economy and corporate earnings. These concerns resulted in a sharp correction in the high-yield bond market during the second half, causing high-yield bond prices to decline as much as 15 percent in many cases, and driving market yields from their first-half rate of 9 percent, all the way up to the 12 percent range. The high-yield market itself experienced a "flight-to-quality" as well, with the middle tier of the market (B-rated issues) significantly underperforming the upper tier (BB-rated issues), again because of investors' severe risk aversion. As a result of this volatility and the sharp decline in interest rates during the year to the 5 percent level, yields in the high-yield market are near their highest levels in relation to U.S. Treasuries in nearly 10 years.

MONEY MARKET
Rates available from money market securities were generally stable through the first three quarters of 1998. With three 25 basis point (quarter of a percentage point) cuts in the Federal Reserve

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

Board's target rate for Federal funds coming in late September, mid-October and mid-November, money market yields generally declined by 75 basis points during the final three months of 1998. The central bank's actions were taken in an effort to stabilize the financial markets following a series of major shocks to the global system, most recently Russia's currency and debt crisis and Long-Term Capital Management's near-collapse.

ASIA AND JAPAN
Early in 1998, the International Monetary Fund (IMF), with its prescription of currency stability through a tight monetary policy and its provision of emergency financing to cover short-term needs, was considered the solution to the Asian crisis. At the same time, a number of policy initiatives designed to complement the IMF's actions strengthened investor conviction that Asia was on the road to recovery.

By the second quarter of 1998, however, this conviction began to wane, as economic data suggested that the downturn was far more severe than originally anticipated. Of particular significance was the release of a negative GDP figure for Hong Kong, which had been viewed as largely insulated from the Asian crisis. As the year progessed data began to hint that IMF-style policies were failing to effect a turnaround in Asia's economies and were in some instances actually aggravating the crisis. A growing disillusionment with the IMF strategy resulted in a steady abandonment of its doctrine around the region and its replacement with looser monetary conditions and expansionary fiscal policies.

In Japan, 1998 saw authorities finally begin to address the financial crisis looming in that country's banking industry, as some institutions were allowed to fail while others were taken over by the government. Still a problem of enormous proportions, it now appears that Japan is on the offensive in dealing with non-performing loans and shaky consumer lenders.

Despite a great deal of discussion among Western economists as to China's intentions, no currency devaluation materialized. Furthermore, the China-controlled dollar remained pegged to the U.S. dollar, even though currencies of surrounding nations were being rapidly devalued. China may have held firm in anticipation of what now appears to be a solid recovery to growth rates not seen in several years.

Toward the end of the year, positive external developments lent greater support to Asia's markets. The cuts in U.S. interest rates and a strengthening Japanese yen during October enabled Asian currencies to stabilize and local interest rates to fall. These conditions, which have been the goal of

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

the region's policymakers since the currency crisis began, are widely believed to be preconditions for the resumption of economic growth. In addition, Russia's default resulted in a reduction in the appetite for risk worldwide, and a reduction in much of the speculative activity in Asia's currency and equity markets. Along with a bias toward lower interest rates, this shift has enabled the risk premium attracted by Asian assets to subside. The result has been a sharp rebound in the region's markets as liquidity has returned in anticipation of the beginning of the end of the Asian crisis.

Several themes that are expected to drive equity performance in the region in 1999 include modest improvements in domestic consumption in most economies, disinflation in some countries and deflation in others and the ability of companies to enhance their own performance through corporate restructuring. The markets have clearly rewarded companies that adopt Western-style restructuring with a focus on enhancing shareholder value.

EUROPE
Nineteen ninety-eight was a volatile year for European equities, although strong positive returns were the ultimate outcome in most markets. The markets were affected by financial turmoil elsewhere in the world despite the fact that developments in Europe itself were relatively positive. The first half of the year saw strongly rising equity markets supported by a variety of benign influences including falling interest rates, extensive merger and acquisition activity and generally strong corporate profitability. The smooth progression toward the launch of the Euro on January 1, 1999 also helped support the stock markets. Politics generally exerted little influence, despite a continued shift to left-of-center governments in most European countries (notably Germany and Italy, both of which joined the United Kingdom and France in electing socialist administrations). Whatever their political orientation, most European Union governments were focused on fine tuning economic policy for the launch of the Euro.

The turmoil in world financial markets in the late third quarter and early in the fourth quarter of 1998 eroded most of the equity market gains of the year. Certain European companies were clearly impacted by the deteriorating economic conditions in Russia, Latin America and other emerging markets but, for the most part, European businesses were relatively unscathed. The markets' recovery in the latter part of the fourth quarter reflected a return to confidence by investors and the realization that, although economic growth in Europe would likely be affected by the crisis, it would not turn negative. The stock market recovery was impressive and was given impetus by the prospect of a continuing easy monetary policy on the part of European central banks.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

The outlook for the European stock market remains positive for 1999 although many issues are being carefully monitored. The actual impact of monetary union and the launch of the Euro will continue to have a limited impact on equity markets in 1999 but the policies and responses of the European central banks to any further financial crises will be closely scrutinized. Similarly the actions of the mainly socialist European governments will be important in their effects upon corporate profitability and investment. European merger and acquisition activity should continue to accelerate, which is generally supportive of equity prices, inflation and interest rates should stay low, and economic growth will likely remain positive albeit at lower levels than in 1998.

LATIN AMERICA AND CANADA
For Latin America and Canada, which derive a great portion of their wealth from high natural resource prices, the greatest surprise of the fourth quarter was the sustained collapse of oil and industrial commodity values. After a five-year period of falling copper, nickel, natural gas and crude oil prices, an acceleration in plummeting prices during the fourth quarter led to record lows in the value of the Canadian dollar, a potential recession in Mexico in 1999, and rumors of a Brazilian currency devaluation.

GLOBAL BOND MARKET
Calendar year 1998 began with a crescendo of concern that the Asian financial crisis would slow world growth and restrain inflation pressures. This backdrop had been favorable for bond markets into the start of the year. However, bond markets spent most of the first half of 1998 consolidating as it began to appear that the global economy might suffer no more than a glancing blow from the Asian crisis. Throughout this period, the U.S. dollar remained firm as the United States remains the world's strongest major economy and is considered by investors to be the port of choice should instability mount.

Indeed, by late summer instability, particularly in Russia, and the residual effects on poorly positioned hedge funds caused a fresh wave of concern about the global outlook. The highest quality bonds, U.S. Treasuries and German government bonds, rose sharply. Lesser-quality bonds lagged or even fell. As the fourth quarter of 1998 progressed, lesser credits performed better as the flight to quality abated. What was clearly different during this latter episode was that the U.S. dollar weakened primarily on perceptions that the U.S. economy would be more vulnerable to problems in Latin America. By the end of the year most investors had grown cautiously optimistic, but remain wary of the uncertainty surrounding the intermediate-term outlook.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

CAPITAL APPRECIATION PORTFOLIO

For the fiscal year ended December 31, 1998, the Capital Appreciation Portfolio posted a total return of -7.96 percent versus 28.58 percent for the Standard & Poor's Composite Stock Price Index of 500 stocks (S&P 500) and 22.85 percent of the Lipper Variable Annuity Capital Appreciation Underlying Funds Average. For the fiscal year, the Russell 2000 Index, a popular measure of the performance of small-company stocks, posted a total return of -2.55 percent. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Capital Appreciation Underlying Funds Average.

The Portfolio's underperformance relative to the S&P 500 and the Lipper Variable Annuity Capital Appreciation Underlying Funds Average Index is attributable to the fact that the Portfolio has been overweighted, on a relative basis, in small-cap stocks while, during the period under review, the stocks of larger companies were much stronger performers.

Over the past fiscal year, the Portfolio continued to focus on small-cap stocks that are considered to have sound fundamentals, solid earnings momentum and strong management. The Portfolio is diversified across many different industries. As of December 31, 1998 the five largest industries represented in the portfolio were semiconductors (7.9 percent of net assets), telecommunication equipment (7.7 percent), retail (7.0 percent), banking (6.4 percent) and financial services (6.3 percent). Within these sectors, representative holdings include Intel, Comverse Technology, The Gap, Bank of New York and Newcourt Credit Group.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: CAPITAL APPRECIATION PORTFOLIO
                   ($ in Thousands)

                                                                      FUND   S&P 500(3)   LIPPER(4)
January 21, 1997                                                   $10,000      $10,000     $10,000
December 31, 1997                                                  $11,320      $12,620     $11,611
December 31,1998                                                $10,419(2)      $16,226     $14,020
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                     SINCE INCEPTION
-7.96(1)                                                           2.14(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Capital Appreciation Underlying Funds Average tracks the performance of funds which aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

On October 28, 1998, the Board of Trustees voted to recommend a reorganization plan whereby the Portfolio would be merged into the Equity Portfolio. This plan is subject to the consent of Capital Appreciation Portfolio shareholders at a special meeting scheduled for February 24, 1999.

CAPITAL GROWTH PORTFOLIO

For the fiscal year ended December 31, 1998, the Capital Growth Portfolio produced a total return of 19.63 percent versus 28.58 percent for the Standard & Poor's Composite Index of 500 stocks (S&P 500) and 24.94 percent of the Lipper Variable Annuity Growth Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Growth Underlying Funds Average.

After turning in a respectable first half of the fiscal year, the Portfolio underperformed noticeably during the last two quarters of fiscal 1998, which pulled down the overall returns for the recently concluded fiscal year. The Portfolio's diversification into mid- and small-capitalization stocks, which worked so admirably during the Portfolio's previous fiscal year, failed to produce returns commensurate with large-capitalization stocks in fiscal 1998.

Much of the Portfolio's underperformance is attributable to the overall performance of the stock market during this time. It was a period during which only the largest stocks outperformed the S&P 500. These "Nifty Fifty" names carried the S&P 500 Index higher to the noticeable detriment of almost all other stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: CAPITAL GROWTH PORTFOLIO
                ($ in Thousands)

                                                        FUND                     S&P 500(3)  Lipper(4)
March 1, 1991                                        $10,000                        $10,000    $10,000
December 31, 1991                                    $12,814                        $11,563    $11,689
December 31, 1992                                    $13,051                        $12,443    $12,640
December 31, 1993                                    $12,139                        $13,696    $14,152
December 31, 1994                                    $11,984                        $13,876    $14,032
December 31, 1995                                    $15,929                        $19,086    $18,580
December 31, 1996                                    $17,768                        $23,466    $22,374
December 31, 1997                                    $22,128                        $31,292    $28,048
December 31, 1998                                 $26,473(2)                        $40,234    $33,943
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                               5 YEARS                SINCE INCEPTION
19.63(1)                                            16.88(1)                       13.23(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which primarily invest their assets in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices, as reported by Lipper Analytical Services.

An additional reason for the Portfolio's recent underperformance pertains to the sectors and industries in which it has traditionally invested. Investments in the technology, financial, and retail sectors paid off handsomely during fiscal 1997 as well as in the first half of fiscal 1998. The Portfolio

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

maintained an overweighted position in these sectors for much of both fiscal years. However, these three sectors in particular witnessed disparate price declines over the summer and fall of 1998. On December 31, 1998, the Portfolio had 33 percent of its assets invested in the consumer and consumer-related sectors, 40 percent in technology/capital goods, 17 percent in financial/interest rate sensitive stocks, and 4 percent in the basic industry/economically sensitive sector.

Going forward we are optimistic about the Portfolio's prospects. We believe that many of the mid and small issues in which the Portfolio invests are attractive on a valuation and fundamental basis and should exhibit better performance in fiscal 1999.

COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

Since its inception on May 18, 1998, through December 31, 1998, the Competitive Edge "Best Ideas" Portfolio produced a total return of -1.90 percent versus 8.10 percent for the Morgan Stanley Capital International (MSCI) World Index and 1.86 percent of the Lipper Variable Annuity Global Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the MSCI World Index and the Lipper Variable Annuity Global Underlying Funds Average.

The early part of 1998 proved to be quite profitable for global equity investors. However, since the Portfolio was only introduced in May, it was not able to benefit from this strong period. By July, volatility and extreme performance concentration among very few companies made profit gains in stocks difficult to generate. With impeachment proceedings, earnings disappointments and Brazilian currency concerns looming, global equity markets suffered a severe correction during August and September. By year end, stocks had roared back, closing the gap created by the earlier pullback.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO
                       ($ in Thousands)
                                                                   FUND     MSCI World(3)  LIPPER(4)
May 18, 1998                                                       $10,000        $10,000     $10,000
May 31, 1998                                                        $9,830         $9,982     $10,000
June 30, 1998                                                       $9,860        $10,207     $10,087
July 31, 1998                                                       $9,480        $10,179     $10,032
August 31, 1998                                                     $8,010         $8,809      $8,534
September 30, 1998                                                  $8,290         $8,953      $8,569
October 31, 1998                                                    $8,940         $9,751      $9,138
November 30, 1998                                                   $9,370        $10,318      $9,639
December 31, 1998                                                $9,810(2)        $10,810     $10,186
AVERAGE ANNUAL TOTAL RETURNS
SINCE INCEPTION
-1.90(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees or charges, or reinvestment of dividends.
(4) The Lipper Variable Annuity Global Underlying Funds Average tracks the performance of funds which invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

At year end, the Portfolio held 40 positions distributed throughout the U.S. equity market, as well as 10 separate markets around the globe. On December 31, 1998, the Portfolio's five largest holdings were FDX Corp., Quintiles Transnational Corp., Chubb Corp., Microsoft Corp. and Time Warner Inc.

DIVIDEND GROWTH PORTFOLIO

For the fiscal year ended December 31, 1998, the Dividend Growth Portfolio posted a total return of 14.28 percent versus 28.58 percent for the Standard & Poor's Composite Index of 500 stocks (S&P 500) and 16.37 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Growth and Income Underlying Funds Average.

We believe that the Portfolio's relative underperformance is attributable to a lack of exposure to high-technology stocks, which have very little, if any, current yield.

During the fiscal year, the Portfolio initiated positions in Anheuser Busch Co. Inc, Associates First Capital, AT&T, Deere, Goodyear Tire and Rubber, Kimberly Clark and Sears Roebuck. During the same period, the Portfolio liquidated positions in Sprint and Tricon Global Restaurants (a spin-off from PepsiCo). Additionally, price strength in the bond markets in the middle of the fiscal year provided an opportunity to sell all of the Portfolio's long-term U.S. Treasury bond holdings at significant profits. As of December 31, the Portfolio consisted of 57 issues spread among 39 different industry groups.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000: DIVIDEND GROWTH PORTFOLIO
                 ($ in Thousands)
                                                       FUND         S&P 500(3)      LIPPER(4)
March 1, 1990                                          $10,000             $10,000     $10,000
December 31, 1990                                       $9,219             $10,235      $9,862
December 31, 1991                                      $11,778             $13,347     $12,628
December 31, 1992                                      $12,740             $14,363     $13,752
December 31, 1993                                      $14,567             $15,808     $15,429
December 31, 1994                                      $14,090             $16,017     $15,328
December 31, 1995                                      $19,216             $22,030     $20,218
December 31, 1996                                      $23,821             $27,086     $24,440
December 31, 1997                                      $29,921             $36,120     $31,090
December 31, 1998                                   $34,192(2)             $46,441     $33,966
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                 5 YEARS     SINCE INCEPTION
14.28(1)                                              18.61(1)            14.93(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth and Income Underlying Funds Average tracks the performance of funds which combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

EQUITY PORTFOLIO
For the fiscal year ended December 31, 1998, the Equity Portfolio posted a total return of 30.45 percent versus 28.58 percent for the Standard & Poor's Composite Index of 500 stocks (S&P 500) and 24.94 percent for the Lipper Variable Annuity Growth Underlying Funds Average. For the fiscal year, the Portfolio ranked #43 out of 147 Variable Annuity Growth Funds (top 29 percent), according to Lipper. For the five and 10 years ended December 31, the Portfolio ranked #21 out of 73 such funds (top 29 percent) and #5 out of 38 such funds (top 13 percent). The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio for the 10 years ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Growth Underlying Funds Average.
The Portfolio's positioning changed significantly during the second half of the fiscal year. A defensive stance was taken in August. The weighting in bonds increased materially due to earnings risk concerns. This position was reversed in the fall, as it became clear that central banks around the world would continue to cut interest rates aggressively. The technology weighting was increased significantly to about one-third of the Portfolio. Computer hardware stocks (PCs, semiconductors, semiconductor capital equipment) were added, after having been avoided during the first half of the fiscal year. Hardware sales are expected to accelerate and remain strong through the first half of 1999, as corporations accelerate their replacement of non-Y2K compliant hardware. The focus on telephone utility stocks was also increased, as these companies are enjoying strong earnings growth because of the growth in data traffic and value-added services. The Portfolio continues to overweight consumer cyclicals and retailers. Retail sales have benefited from

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: EQUITY PORTFOLIO
           ($ IN THOUSANDS)
                                            FUND     S&P 500 (3)  LIPPER (4)
December 30, 1988                           $10,000      $10,000      $10,000
December 31, 1989                           $11,883      $13,164      $12,886
December 31, 1990                           $11,453      $12,756      $12,264
December 31, 1991                           $18,216      $16,635      $16,791
December 31, 1992                           $18,226      $17,901      $18,158
December 31, 1993                           $21,820      $19,703      $20,330
December 31, 1994                           $20,748      $19,962      $20,157
December 31, 1995                           $29,573      $27,457      $26,690
December 31, 1996                           $33,229      $33,759      $32,140
December 31, 1997                           $45,667      $45,017      $40,291
December 31, 1998                        $59,572(2)      $57,881      $47,868
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                      5 YEARS     10 YEARS
30.45(1)                                   22.25(1)     19.54(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which primarily invest their assets in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

strong wage growth, low unemployment and low interest rates in the United States. Basic cyclical stocks, capital goods and transportation have been underweighted throughout the year because of slow worldwide growth.
As always, we will monitor global economic news carefully in an effort to keep the Portfolio properly positioned. We will continue to utilize our sector-rotation strategy to focus the Portfolio's holdings on those industries that are expected to achieve the most attractive relative earnings growth. EUROPEAN GROWTH PORTFOLIO
For the fiscal year ended December 31, 1998, the European Growth Portfolio posted a total return of 23.96 percent versus 22.78 percent for the Morgan Stanley Capital International (MSCI) World Index and 13.26 percent for the Lipper Variable Annuity International Underlying Funds Average. For the fiscal year, the Portfolio ranked #4 out of 108 Variable Annuity International Funds (top 4 percent), according to Lipper. For the five years ended December 31, 1998 the Portfolio ranked #1 out of 36 such funds. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the MSCI World Index and the Lipper Variable Annuity International Underlying Funds Average.
The Portfolio's emphasis remains on blue-chip growth stocks with a mid- to large-capitalization bias. Sectors emphasized during the fiscal year included pharmaceuticals (Glaxo Wellcome, Roche, Novartis), telecommunications equipment suppliers (Nokia, Alcatel, Ericsson) and telecommunications operators (British Telecom, Telecom Italia, Telefonica). Despite good fundamentals, many stocks had risen during the first half of 1998 to levels where valuations appeared stretched and ripe for profit

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000:EUROPEAN GROWTH PORTFOLIO
                 ($ in Thousands)
                                                       FUND       MSCI WORLD(3)     LIPPER(4)
March 1, 1991                                          $10,000             $10,000     $10,000
December 31, 1991                                      $10,134             $10,399     $10,504
December 31, 1992                                      $10,539              $9,656      $9,800
December 31, 1993                                      $14,847             $11,625     $13,079
December 31, 1994                                      $16,089             $12,016     $13,136
December 31, 1995                                      $20,254             $14,263     $14,737
December 31, 1996                                      $26,329             $15,935     $16,893
December 31, 1997                                      $30,561             $18,193     $17,766
December 31, 1998                                   $37,884(2)             $22,337     $19,195
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                 5 YEARS     SINCE INCEPTION
23.96(1)                                              20.60(1)            18.53(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity International Underlying Funds Average tracks the performance of funds which invest their assets in securities with primary trading markets outside of the United States, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

taking. The Portfolio's country weightings normally derive from and are driven by stock decisions and it should be noted that the largest country positions are in the United Kingdom, France, Netherlands and Germany. There are no currency hedges in place given the relatively stable outlook for the U.S. dollar versus the Euro and pound.
Given the volatility in 1998, investors are expected to be more discerning about the quality and sustainability of earnings, which should favor the Portfolio's growth-oriented strategy.
During the fiscal year, the Trustees approved the selection of Morgan Stanley Dean Witter Investment Management Inc. (at that time, named Morgan Stanley Asset Management Inc.), an affiliate of Morgan Stanley Dean Witter Advisors Inc., to act as sub-advisor to the Portfolio. The new sub-advisory agreement was approved by shareholders at a special meeting held on August 18, 1998, and took effect on December 1, 1998. The results of the vote were as follows:

For............................  15,782,892.417
Against........................    384,125.254
Abstain........................  1,277,880.481

GLOBAL DIVIDEND GROWTH PORTFOLIO
For the fiscal year ended December 31, 1998, the Global Dividend Growth Portfolio provided a total return of 12.53 percent versus 22.78 percent for the Morgan Stanley Capital International (MSCI) World Index and 16.19 percent for the Lipper Variable Annuity Global Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the MSCI World Index and the Lipper Variable Annuity Global Underlying Funds Average.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000: GLOBAL DIVIDEND GROWTH PORTFOLIO
                     ($ in Thousands)
                                                                   FUND          MSCI WORLD(3)    LIPPER(4)
February 23,1994                                                       $10,000           $10,000     $10,000
December 31, 1994                                                      $10,027            $9,925      $9,665
December 31, 1995                                                      $12,236           $11,781     $11,227
December 31, 1996                                                      $14,388           $13,162     $13,242
December 31, 1997                                                      $16,121           $15,027     $14,995
December 31, 1998                                                   $18,141(2)           $18,450     $17,063
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                         SINCE INCEPTION
12.53(1)                                                              13.06(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Global Underlying Funds Average tracks the performance of funds which invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

The Portfolio's underperformance relative to its benchmarks is attributable primarily to two factors. First, the Portfolio is managed with a strong value orientation. The value style relative to growth and momentum investing has been out-of favor for the past 12 to 18 months, which not surprisingly has had a negative effect on the Portfolio's overall performance. The other factor is country allocation. During the fiscal year the Portfolio was underweighted in the United States relative to the World Index, overweighted in Japan and neutrally weighted in Europe (the Index and the Lipper Variable Annuity Global Underlying Funds Average are overweighted in Europe). The strength of the U.S. market, continued weakness in Japan and the late-year rally in Europe combined to curtail the Portfolio's performance relative to its benchmarks.

The Portfolio remains fully invested and well diversified, with 122 equity issues spread across the world's 13 largest markets, as defined by market capitalization. The United States, as the world's largest market continues to be the Portfolio's largest target weighting, at approximately 34 percent of the total net assets spread among 25 stocks. Following a tumultuous period in the third quarter, the Portfolio participated in the rebound that the world markets enjoyed. During the fiscal year, Albertson's, Aluminum Company of America, Consolidated Natural Gas, and Eastman Kodak were added, while shares of Sprint were liquidated.

The Portfolio also remains exposed to Japan, the world's third-largest market. During the fiscal year the Portfolio's weighting in Japan was reduced from 23 percent to 19 percent. To facilitate this reduction, shares of Mitsubishi Electric Company were liquidated. While there is still much pessimism surrounding Japanese stocks in general, there are many world-class Japanese companies selling at very attractive valuations, which we believe may offer significant rewards for patient and disciplined long-term investors.

The European Union's new single currency, the Euro, replaced 11 national currencies on January 1, 1999. Germany, France, Italy, Netherlands, Luxembourg, Austria, Belgium, Finland, Ireland, Portugal and Spain will be linked by this new currency. The alliance will become the world's top trading economy, with 19 percent of all world trade, exceeding the United States (17 percent) and Japan (8 percent). Target allocation for the EMU is 20 percent, which currently comprises investments in Germany, France, Italy, Spain and the Netherlands. The Portfolio also invests in the United Kingdom (11 percent of net assets), Switzerland (5 percent) and Sweden (3 percent). We are very optimistic about the long-term growth potential of high-quality European common stocks, many of which are more attractively valued than their U.S. counterparts.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

In the Pacific Rim, the Portfolio has exposure to Hong Kong. During the fiscal year, exposure to Hong Kong was reduced from 5 percent of net assets to 2.5 percent. To facilitate this reduction, shares of Sun Hung Kai were liquidated. A very small allocation to Malaysia (0.5 percent of net assets) was eliminated in July. The dramatic decline witnessed in many Asian currencies and equity markets has surpassed even the most pessimistic expectations. The effects from this crisis seem largely contained within the region, but are expected to have wide-reaching implications for global growth, inflation and interest rates. As the Portfolio maintains exposure to only one Southeast Asian country, it has fared better than many other global equity funds. The Portfolio's exposure to the resource-oriented markets of Australia and Canada offers risk reduction through diversification, as well as growth potential in economically stable countries. During the fiscal year, the weighting in Australia was increased by
0.5 percent to 2.5 percent.

Looking ahead we will remain sensitive to any factors that would necessitate changes to the Portfolio's country allocation. We believe the long-term outlook for the global economies remains positive. Well-established large-capitalization international companies are expected to perform well over the long term.

HIGH YIELD PORTFOLIO

For the fiscal year ended December 31, 1998, the High Yield Portfolio posted a total return of -6.20 percent versus 1.60 percent for the Lehman Brothers High Yield Index and 0.10 percent for the Lipper Variable Annuity High Current Yield Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio for the 10 years ended December 31, 1998, versus the performance of similar hypothetical investments in the Lehman Brothers High Yield Index and the Lipper Variable Annuity High Current Yield Underlying Funds Average.

Although the Portfolio maintained a significant position in the more defensive, investment-grade end of

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: HIGH YEILD PORTFOLIO
             ($ in Thousands)
                                                FUND      LEHMAN(3)    LIPPER(4)
December 31, 1988                               $10,000       $10,000     $10,000
December 31, 1989                                $8,756       $10,083     $10,184
December 31, 1990                                $6,519        $9,116      $9,575
December 31, 1991                               $10,309       $13,327     $12,891
December 31, 1992                               $12,201       $15,426     $14,965
December 31, 1993                               $15,145       $18,066     $17,735
December 31, 1994                               $14,771       $17,880     $17,194
December 31, 1995                               $16,976       $21,309     $20,372
December 31, 1996                               $19,010       $23,728     $23,130
December 31, 1997                               $21,266       $26,756     $26,232
December 31, 1998                            $19,948(2)       $27,185     $26,258
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                          5 YEARS      10 YEARS
-6.20(1)                                        5.66(1)       7.15(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers High Yield Index tracks the performance of all below investment grade securities which have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity High Current Yield Underlying Funds Average tracks the performance of funds which aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

the fixed-income markets, our long-term core position in the B-rated sector of the market was sharply impacted by the market's second half correction. Although not a good investment performer in 1998, over the years the attractive yield and appreciation potential of the B-rated segment of the market has proven to be rewarding, as evidenced by the Portfolio's 9.06 percent average annual total return since inception.

We view today's substantially higher, more attractive yields and significantly discounted bond prices as an investment opportunity, especially in light of the current low interest rate environment. Given a "soft landing" in the economy with economic growth continuing into 1999, we expect the high-yield market to follow the lead of the equity market and rebound to more normal levels relative to U.S. Treasury securities. Should this scenario materialize, and high-yield bond prices recover from their present depressed levels, the Portfolio would participate not only in today's high income levels, but would potentially provide a degree of capital appreciation, as well.

INCOME BUILDER PORTFOLIO

For the fiscal year ended December 31, 1998, the Income Builder Portfolio posted a total return of 3.21 percent versus 28.58 percent for the Standard & Poor's Composite Index of 500 stocks (S&P 500) and 16.75 percent for the Lipper Variable Annuity Equity Income Underlying Funds Average. The Portfolio's relative underperformance is attributable to the convertible and Real Estate Investment Trust (REIT) segments of the portfolio. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Equity Income Underlying Funds Average.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: INCOME BUILDER PROTFOLIO
                ($ in Thousands)
                                                         FUND         S&P 500 (3)  LIPPER (4)
January 21,1997                                              $10,000      $10,000      $10,000
December 31,1997                                             $12,238      $12,620      $12,309
December 31,1998                                          $12,632(2)      $16,226      $13,688
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                               SINCE INCEPTION
3.21(1)                                                     12.79(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Equity Income Underlying Funds Average tracks the performance of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

On December 31, the Portfolio's large-cap stock segment was relatively fully invested as it has been since inception. Transactions during the fiscal year included sales of Consolidated Edison, New England Electric Systems, Peco Energy and Sbarro, and purchases of Armstrong World, Consolidated Natural Gas, Houston Industries and TECO Energy. At the end of the fiscal year, the Portfolio was invested in 65 common stocks spread among 37 industry groups.

The convertible portion of the Portfolio underperformed the broader equity market during the fiscal year. This is attributable primarily to a heavy bias toward the issues of small- and mid-cap companies, which lagged large-caps for most of the year. The Portfolio's focus on income also negatively impacted relative performance. While this tilt toward yield did provide meaningful downside support relative to equities in the first and third fiscal quarters, illiquidity in the convertible market and widening credit spreads among lower-quality issues hurt performance during the summer and fall. It is our expectation that as debt markets stabilize and credit concerns abate, convertible securities can perform well relative to equities in modestly increasing, stable and declining markets.

REITs performed poorly during most of calendar 1998, as concerns over property acquisition pricing, overbuilding and access to capital markets caused many investors to avoid this sector. Dividend yields, however, are relatively high, and many stocks are trading below real estate value, making this asset class extremely attractive from a risk/reward perspective. The assets the Portfolio dedicates to REITs are split between common stocks and convertible securities.

The fixed-income portion of the Portfolio is structured to provide maximum current income while minimizing exposure to interest-rate movements. This segment of the Portfolio performed as expected and helped reduce volatility during the fiscal year.

The Portfolio's target asset mix is 40 percent large-capitalization common stocks, 30 percent convertible securities, 10 percent investment-grade fixed-income securities, 10 percent high-yield bonds and 10 percent REITs.

MONEY MARKET PORTFOLIO

For the fiscal year ended December 31, 1998, the Money Market Portfolio's yield (net investment income) for the fiscal year ended December 31, 1998 was 5.04 percent and its 30-day annualized yield for December was 4.77 percent. The Portfolio's average life was 65 days.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

On December 31, 1998, approximately 68 percent of the Portfolio was invested in high-quality commercial paper, 21 percent in Federal agency obligations, with the remaining 11 percent in short-term bank notes and certificates of deposit of major, financially strong commercial banks. At the end of the fiscal year, approximately 90 percent of the Portfolio's holdings was due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. Investment yields available to the Portfolio in early 1999 are expected to be somewhat lower than the averages achieved during the second half of 1998.
The Portfolio continues to be operated conservatively, without the use of derivatives or "structured notes," which may fluctuate excessively with changing interest rates. As always, the Portfolio serves as a useful investment for liquidity, preservation of capital and a yield which reflects prevailing money market conditions.
PACIFIC GROWTH PORTFOLIO
For the fiscal year ended December 31, 1998, the Pacific Growth Portfolio provided a total return of -10.40 percent versus 22.78 percent for the Morgan Stanley Capital International (MSCI) World Index, 1.43 percent for the MSCI Pacific Free Index, -7.39 percent for the MSCI All Country Far East Free (excluding Japan) Index and -6.46 percent for the Lipper Variable Annuity Pacific Region Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: PACIFIC GROWTH PORTFOLIO
                ($ in Thousands)
                                                         FUND          MSCI WORLD(3)    MSCI PF(4)    MSCI ACFEF(5)   LIPPER(6)
February 23, 1994                                            $10,000           $10,000      $10,000          $10,000     $10,000
December 31, 1994                                             $9,327            $9,925       $9,806           $9,242      $9,269
December 31, 1995                                             $9,862           $11,781       $9,995           $9,871      $9,856
December 31, 1996                                            $10,246           $13,162       $9,080          $10,778     $10,977
December 31, 1997                                             $6,383           $15,027       $6,658           $5,876      $7,473
December 31, 1998                                          $5,720(2)           $18,450       $6,754           $5,442      $6,946
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                               SINCE INCEPTION
-10.40(1)                                                  -10.88(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Morgan Stanley Capital International Pacific Free Index (MSCI PF) measures performance of stock markets in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore, and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(5) The Morgan Stanley Capital International All Country Far East Free (excluding Japan) Index (MSCI ACFEF) measures performance of both the the developed and the emerging markets of the Far East (excluding Japan), and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(6) The Lipper Variable Annuity Pacific Region Underlying Funds Average tracks the performance of funds which concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

of similar hypothetical investments in the MSCI World Index, the Pacific Free Index, the All Country Far East Free (excluding Japan) Index and the Lipper Variable Annuity Pacific Region Underlying Funds Average.

During the fiscal year, the Trustees approved the selection of Morgan Stanley Dean Witter Investment Management Inc. (at that time, named Morgan Stanley Asset Management Inc.), an affiliate of Morgan Stanley Dean Witter Advisors Inc., to act as sub-advisor to the Portfolio. The new sub-advisory agreement was approved by shareholders at a special meeting held on August 18, 1998, and took effect on November 1, 1998. The results of the vote were as follows:

For.......................................................................  9,908,546.460
Against...................................................................   347,594.349
Abstain...................................................................   838,006.684

On December 31, 1998, 92.1 percent of the Portfolio's net assets was allocated to common stocks, with the remaining 7.3 percent spread among various U.S. government securities and convertible corporate bonds. At fiscal year-end, the Portfolio's single largest country position was Japan, representing 27.2 percent of net assets. In November, the sub-advisor increased the Portfolio's exposure to Japan based on its analysis of improving fundamentals. This is a significant factor in the Portfolio's underperformance relative to its benchmarks.

The Japanese economy and equity markets faced a severely challenging environment during 1998 with the mounting uncertainty of the financial system tested throughout the year. The tip of this economic iceberg for 1998 was the collapse of Hokkaido Takushoku Bank, Yamaichi and Sanyo Securities in late 1997. In early 1998 the Japanese government did little to address ballooning non-performing loans, the credit crunch and the deflationary spiral that escalated as the economy continuously failed to recover after numerous stimulus packages over the last several years.

The sub-advisor believes that investment in Japanese equities should remain highly selective. Particular focus is on such sectors as personal computers, semiconductors, services, pharmaceuticals and select domestic groups, such as housing and housing-related securities. Going forward, the sub-advisor is cautiously optimistic that 1999 will see the private sector finally foster real structural changes in such areas as wage adjustment, employment efficiencies, and focus on return on equity. After 10 years of sharp contraction, the sub-advisor believes that Japan has entered a period that will be marked by real change, which would be an important milestone for long-term investors.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

The Portfolio also maintained a significant position in Australia (15.9 percent), which delivered solid performance in 1998. The sub-advisor added to the Portfolio's Australian position in November, with key positions such as National Australia Bank, Telstra and Rio Tinto Ltd.

The Portfolio maintains a significant position in the technology sector, particularly in the electronics area in Taiwan, Korea and Singapore. Companies in these sectors were more influenced by the dynamics of their local market than by individual company fundamentals. Given the quality of management, market positions, financial condition and growth prospects of the portfolio of electronics stocks we hold, we believe they should perform well in 1999.

Shifting securities regulations have severely limited the ability of investors to participate in Malaysia over the past few months. The sub-advisor inherited a number of Malaysian stocks from the previous advisor and has not been able to trade these positions. The stocks are currently considered fairly valued at a significant discount to reflect the uncertainties in this market. The Portfolio's weighting in Malaysia and the composition of this exposure will be reexamined when the Malaysian authorities finalize their securities regulations.

China was the region's worst-performing market in 1998. This underperformance reflects the weakness of most of the listed Chinese companies, as well as the country's challenging economic conditions. While the sub-advisor sees some interesting values beginning to emerge in China, earnings prospects remain poor. Thus, the Portfolio has limited exposure to this market.

On December 31, 1998, the Portfolio's cash position was 4.1 percent of net assets. The Portfolio continues to emphasize well-managed companies with strong balance sheets and good earnings visibility.

QUALITY INCOME PLUS PORTFOLIO

For the fiscal year ended December 31, 1998, the Quality Income Plus Portfolio posted a total return of 8.67 percent versus 8.69 percent for the Lehman Brothers Aggregate Bond Index and 8.07 percent for the Lipper Variable Annuity Corporate Debt A-Rated Underlying Funds Average. For the fiscal year, the Portfolio ranked #10 out of 30 Variable Annuity Corporate Debt A-Rated Funds (top 33 percent), according to Lipper. For the five and 10 years ended December 31, the Portfolio ranked #4 out of 25 such funds (top 16 percent) and #3 out of 16 such funds (top 19 percent). The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio for the 10 years ended December 31, 1998, versus the performance of similar hypothetical investments in the Lehman Brothers Aggregate Bond Index and the Lipper Variable Annuity Corporate Debt A-Rated Underlying Funds Average.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

While the first half of 1998 provided strong economic growth, the lower inflation environment coupled with investor concerns about the impact of a worsening economic picture in Asia prompted a flight to quality. This was reflected in a strong U.S. dollar and increased demand for U.S. Treasury notes and bonds, which brought long term interest rates from 5.92 percent on December 31, 1997 to 5.63 percent by June 30, 1998.
As the third quarter progressed, continued global disinflation and external shocks, such as the August default of Russian bonds prompted renewed investor concern about all asset classes except for U.S. Treasury notes and bonds. Against this backdrop, the Portfolio's diversified strategy, which blended U.S. Treasury instruments with U.S. government guaranteed mortgages, as well high-grade corporate notes and bonds, continued to provide a high level of current income and strong total return. By September 30, 1998, the 30-year U.S. government bond closed at 4.96 percent. During this quarter, the Portfolio's duration (a gauge of a bond fund's sensitivity to interest rate moves) was reduced from 7.25 years to 6.55 years in an effort to capture profits and to better position the Portfolio in the event of an upward drift in rates. As rates trended back to 5.4 percent, the Portfolio's duration was lengthened.
However, by November 30, rates again were below 5.1 percent as the markets grew confident that three Federal Reserve Board easings within a six-week period were enough to maintain a reasonable level of economic growth without inflationary pressure. Within this context, assets were shifted into high-grade corporate notes and bonds. An increased weighting in long-term U.S. Treasury bonds at this time brought the Portfolio's effective duration to approximately 7.1 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: QUALITY INCOME PLUS PORTFOLIO
                  ($ in Thousands)
                                                         FUND      LEHMAN(3)    LIPPER(4)
December 31, 1988                                        $10,000       $10,000     $10,000
December 31, 1989                                        $11,278       $11,453     $11,258
December 31, 1990                                        $12,049       $12,479     $12,149
December 31, 1991                                        $14,308       $14,476     $14,175
December 31, 1992                                        $15,490       $15,548     $15,228
December 31, 1993                                        $17,502       $17,064     $16,897
December 31, 1994                                        $16,342       $16,566     $16,204
December 31, 1995                                        $20,313       $19,626     $19,262
December 31, 1996                                        $20,630       $20,339     $19,744
December 31, 1997                                        $22,918       $22,302     $21,552
December 31, 1998                                        $24,905       $24,240     $21,875
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                   5 YEARS      10 YEARS
8.67(1)                                                  7.31(1)       9.55(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Aggregate Bond Index tracks the performance of all US Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Corp Debt A Rated Underlying Funds Average tracks the performance of funds which invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

Going forward, the Portfolio will employ a strategy emphasizing high-grade corporate bonds blended with AAA-rated mortgage-backed securities and U.S. government securities. This structure will be monitored to allow for sector shifts from each asset class in an effort to capitalize on the constantly changing investment horizon.
S&P 500 INDEX PORTFOLIO
Since its inception on May 18, 1998, through December 31, 1998, the S&P 500 Index Portfolio produced a total return of 12.20 percent, versus 12.18 percent for the Standard & Poor's Composite Index of 500 stocks (S&P 500) and 13.59 percent of the Lipper Variable Annuity S&P 500 Index Objective Underlying Funds Average. Nineteen ninety-eight represented the fifth straight year that the large-cap S&P 500 outperformed both the S&P 400 Mid-Cap and S&P 600 Small-Cap indices. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity S&P 500 Index Objective Underlying Funds Average.
The Fund seeks to provide investment results that, before expenses, correspond to the total return of the S&P 500 by investing in substantially all of the stocks that comprise the Index in approximately the same weightings as they are represented in the Index itself. The S&P 500 Index Portfolio has performed well despite extremely high levels of market volatility. After a fast start that was aided by an early summer rally, the Portfolio experienced a sharp decline in value in sympathy with a sell off in the overall U.S. market. As fears of an international economic slowdown and its potential impact on the U.S. corporate profit outlook increased, the Portfolio fell nearly 19 percent from the record-high levels it set in July. Despite a larger exposure to these international economies, the S&P 500 was still able to outperform both the mid- and smaller-cap segments of the market during this period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000: S&P 500 INDEX PORTFOLIO
              ($ in Thousands)
                                                  FUND     S&P 500(3)   LIPPER(4)
May 18, 1998                                      $10,000      $10,000     $10,000
May 31, 1998                                       $9,880       $9,869     $10,000
June 30, 1998                                     $10,270      $10,270     $10,405
July 31, 1998                                     $10,170      $10,160     $10,293
August 31, 1998                                    $8,700       $8,693      $8,803
September 30, 1998                                 $9,250       $9,250      $9,365
October 31, 1998                                  $10,000      $10,002     $10,125
November 30, 1998                                 $10,590      $10,608     $10,736
December 31, 1998                              $11,220(2)      $11,218     $11,309
AVERAGE ANNUAL TOTAL RETURNS
SINCE INCEPTION
12.20 (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity S&P 500 Index Objective Underlying Funds Average tracks the performance of funds which passively managed, limited-expense fund designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

Concerns over the international economic turmoil, however, were short lived. By late November, the S&P 500 had recouped all that it had given up in the previous two months. By year end, the S&P 500 was reaching new record levels before finishing the year near its all time high.
Although the S&P 500 may not generate the double-digit returns to which some investors have become accustomed, we believe the current environment of low interest rates coupled with low inflation and moderate economic growth bode well for large-cap U.S. equities. As such, the Portfolio is well positioned to participate in future U.S. market appreciation.
STRATEGIST PORTFOLIO
For the fiscal year ended December 31, 1998, the Strategist Portfolio posted a total return of 26.55 percent, versus 28.58 percent for the Standard & Poor's Composite Index of 500 stocks (S&P 500), 9.47 percent for the Lehman Brothers Government/Corporate Bond Index and 13.50 percent for the average Lipper Variable Annuity Flexible Portfolio Underlying Funds Average. The Portfolio's performance was impressive, particularly considering that it held only 70 percent of its assets in equities during the fiscal year and maintained a beta well below that of the average stock mutual fund. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio for the 10 years ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500, the Lehman Brothers Government/Corporate Bond Index and the Lipper Variable Annuity Flexible Portfolio Underlying Funds Average.

The asset allocation remained unchanged throughout the fiscal year as low inflation, an accommodative monetary policy and healthy profit growth for corporate America bolstered our view that stocks would continue to outperform both bonds and cash. At year end, the Portfolio's allocation stood at 70 percent stocks, 20 percent bonds and 10 percent cash equivalents. The average balanced

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: STRATEGIST PORTFOLIO
             ($ in Thousands)
                                                FUND     S&P 500(3)    LEHMAN(4)    LIPPER(5)
December 31, 1988                               $10,000      $10,000       $10,000     $10,000
December 31, 1989                               $11,067      $13,164       $11,423     $12,046
December 31, 1990                               $11,240      $12,756       $12,370     $12,158
December 31, 1991                               $14,416      $16,635       $14,364     $15,211
December 31, 1992                               $15,459      $17,901       $15,453     $16,298
December 31, 1993                               $17,064      $19,703       $17,158     $18,323
December 31, 1994                               $17,736      $19,962       $16,556     $17,713
December 31, 1995                               $19,403      $27,457       $19,742     $21,606
December 31, 1996                               $22,318      $33,759       $20,315     $24,387
December 31, 1997                               $25,378      $45,017       $22,297     $28,874
December 31, 1998                            $32,115(2)      $57,881       $24,410     $32,642
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                          5 YEARS     10 YEARS
26.55(1)                                       13.48(1)     12.38(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Variable Annuity Flexible Portfolio Underlying Funds Average tracks the performance of funds which allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

fund maintaining neutral exposure to these three asset classes would maintain 55 percent in stocks, 35 percent in bonds and 10 percent in cash, indicating that the Portfolio is indeed overweighted in stocks and underweighted in bonds.
The equity component of the Portfolio benefited from exposure to a number of industries which posted profits well above the average U.S. corporation. Technology-related companies, from telecommunications and health care to Internet service providers and financial services corporations were two of the Portfolio's most overweighted sectors. Energy, basic raw materials and consumer staples were also heavily represented.
The Portfolio's bond segment is well diversified. At year-end, the Portfolio held 62 long-term issues, including 22 government bonds and 40 corporate bonds. The Portfolio also held 2 commercial paper issues and 3 U.S. Government Agency discount notes. The Portfolio's average maturity (11.5 years) and average yield (5.7 percent) remained relatively unchanged from mid-year levels.
UTILITIES PORTFOLIO

For the fiscal year ended December 31, 1998 the Utilities Portfolio provided a total return of 23.76 percent versus 28.58 percent for the Standard & Poor's Composite Index of 500 stocks (S&P 500) and 18.61 for the Lipper Variable Annuity Utility Underlying Funds Average. For the fiscal year, the Portfolio ranked #4 out of 15 Variable Annuity Utility Funds (top 27 percent), according to Lipper. For the five years ended December 31, the Portfolio ranked #4 out of 7 such funds (top 57 percent). The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Utility Underlying Funds Average.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000: UTILITIES PORTFOLIO
            ($ IN THOUSANDS)
                                              FUND         S&P 500(3)      LIPPER(4)
March 1, 1990                                 $10,000             $10,000     $10,000
December 31, 1990                             $10,452             $10,235     $10,340
December 31, 1991                             $12,601             $13,347     $12,924
December 31, 1992                             $14,194             $14,363     $14,029
December 31, 1993                             $16,422             $15,808     $15,936
December 31, 1994                             $14,940             $16,017     $14,704
December 31, 1995                             $19,220             $22,030     $18,734
December 31, 1996                             $20,889             $27,086     $20,752
December 31, 1997                             $26,561             $36,120     $26,174
December 31, 1998                          $32,872(2)             $46,441     $29,569
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                        5 YEARS     SINCE INCEPTION
23.76(1)                                     14.89(1)            14.42(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Utility Underlying Funds Average tracks the performance of funds which invest at least 65% of their equity portfolio in utility shares, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

The past year proved to be positive for utility investors, as they benefited from mergers and acquisitions, as well as joint ventures and alliances. In addition to the attractive fundamentals evident across all utility segments, investors also participated in the powerful "defensive" appeal and relative stability of this sector as the broad market experienced waves of high volatility. Consequently, utilities in general and the Portfolio in particular acted as safe havens, offering a solid total return during a year of persistent global market uncertainty. While the Portfolio outperformed many of its peers, it was surpassed by the broad market, which benefited from a late-year burst of mergers and acquisitions within a wide array of industries, coupled with a buying frenzy within the dominant technology-affiliated sectors.

The Portfolio remained fully invested during 1998 in order to take advantage of positive industry sentiment and strong overall fundamentals. In terms of asset allocation, diversification remains a key characteristic and strength of the Portfolio. At year-end, 87 percent of the Portfolio's net assets was allocated to utility and utility-related equities. Within the equity component, 49 percent was allocated to electric utilities, 42 percent to telecommunications and 9 percent to natural gas. Enhancing the Portfolio's overall diversification are select foreign securities focusing on the growth sector of telecommunications, which accounted for 8 percent of net assets. The Portfolio's high-quality fixed-income holdings represented 8 percent of net assets, while 5 percent was held in cash and cash equivalents. The fixed-income portion of the Portfolio remained well-diversified, with a weighted average credit rating of Baa1 and BBB+, as measured by Moody's Investors Service, Inc. and Standard & Poor's Corp., respectively.

In terms of sector performance within the Portfolio, market turbulence was tempered substantially by strong electric utility returns. The Portfolio's high-quality electric holdings realized healthy gains as investors sought this group for its relatively low volatility and improving fundamentals.

Turning to the increasingly dynamic telecommunications sector, performance in this sector was truly a high point for the Portfolio as the group was able to deliver strong earnings gains despite an uneasy global economic environment. Telecommunications companies capitalized on strong core business growth and immense demand for the rapidly emerging "new wave" of broadband (Internet) and other advanced information/telecom services. Moreover, this sector also experienced a multitude of merger and acquisition announcements. The Portfolio's well-diversified international telecommunications position highlighted well-established companies that were operating in strong economies and

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

were focused on the swiftly expanding European telecom market. This foreign segment contributed meaningfully to the Portfolio's overall performance, as many overseas companies are capitalizing on the brisk growth and globalization of worldwide telecommunications infrastructure.

The Portfolio's natural gas segment turned in a mixed performance during the year. Gas commodity prices and stocks came under pressure from low demand brought on by unseasonably mild weather and adequate supply of gas. However, certain companies, Enron for example, provided excellent returns given their highly successful diversified business performance. As of this update, the outlook for this group is more positive, since seasonal temperatures have accelerated demand and stabilized natural gas prices.

During calendar year 1999, the Portfolio anticipates a modest decrease in its electric utility holdings in favor of select telecommunications opportunities, including a modest increase in global exposure. The Portfolio is expected to remain strategically positioned to benefit from the current environment of steady growth, temperate inflation and low interest rates. The Portfolio is uniquely positioned to capitalize on the expansive growth occurring across all utility sectors.

OUTLOOK

Many observers anticipate a slight moderation in the pace of economic activity during the first half of 1999, with no major adverse surprises in the rate of inflation. Further, the current relatively low interest rates may support a small-cap rally. What's more, the small-cap segment of the market appears to be undervalued and, over the long term, may offer greater growth potential than the broader market.

We currently expect real world GDP growth of approximately two percent in 1999, similar to that of 1998. In 1998, much of Asia experienced a well-publicized severe recession, while the Americas and Europe enjoyed healthy growth. Much of Latin America is now experiencing a recession and Europe is slowing. However, Asia is starting to rebound and its efforts to restructure are progressing. Further monetary easing is likely to be necessary worldwide, given the ongoing fragile state of the global economy and signs of price deflation in a number of countries.

Notwithstanding the market's stunning fourth quarter recovery, the question remains whether the summer market decline represented the beginning of a classic bear market and thus heralded a

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

recession for 1999. We do not think so. While a capital markets credit crunch remains a threat, it does not appear serious enough to trigger a recession. The economy has sufficient momentum for growth to continue, albeit at a slower pace.

We appreciate your support of Morgan Stanley Dean Witter Variable Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (68.4%)
           ALUMINUM (0.9%)
$  4,080   Aluminum Co. of America...........................    5.15    %     02/22/99      $  4,049,944
                                                                                             ------------
           BANKING (2.5%)
  11,000   Bankers Trust Corp................................  5.69-5.76   01/11/99-03/08/99   10,936,279
                                                                                             ------------
           CONSTRUCTION/AGRICULTURAL
           EQUIPMENT/TRUCKS (2.2%)
   9,750   Caterpillar Financial Services Corp...............  5.50-5.59   02/10/99-02/24/99    9,681,089
                                                                                             ------------
           DIVERSIFIED FINANCIAL SERVICES (10.5%)
   9,450   Associates Corp. of North America.................  5.15-5.19   03/17/99-04/26/99    9,318,883
  20,530   General Electric Capital Corp.....................  5.11-5.68   01/22/99-04/27/99   20,381,474
  16,700   New Center Asset Trust............................  5.13-5.27   01/19/99-02/10/99   16,635,989
                                                                                             ------------
                                                                                               46,336,346
                                                                                             ------------
           FINANCE - AUTOMOTIVE (17.2%)
  20,460   American Honda Finance Corp.......................  5.13-5.42   01/12/99-02/11/99   20,367,585
   6,150   Chrysler Financial Corp...........................    5.18          03/03/99         6,096,750
  15,800   Daimler-Benz North America Corp...................  5.10-5.13   03/24/99-04/28/99   15,592,938
  15,640   Ford Motor Credit Co..............................  4.89-5.61   02/03/99-05/14/99   15,442,280
  13,070   General Motors Acceptance Corp....................  5.26-5.52   01/14/99-01/26/99   13,034,291
   5,410   Toyota Motor Credit Corp..........................    5.27          01/15/99         5,399,060
                                                                                             ------------
                                                                                               75,932,904
                                                                                             ------------
           FINANCE - CONSUMER (2.5%)
   6,000   Avco Financial Services, Inc......................    5.20          02/16/99         5,960,517
   5,000   Household Finance Corp............................    5.50          02/04/99         4,974,594
                                                                                             ------------
                                                                                               10,935,111
                                                                                             ------------
           FINANCE - CORPORATE (3.1%)
   8,070   Ciesco, L.P.......................................  5.11-5.16   01/20/99-02/12/99    8,034,108
   5,950   CIT Group Holdings, Inc...........................  5.11-5.24   03/09/99-04/06/99    5,881,141
                                                                                             ------------
                                                                                               13,915,249
                                                                                             ------------
           INSURANCE (3.9%)
  17,190   American General Finance Corp.....................  5.11-5.22   02/09/99-03/12/99   17,043,227
                                                                                             ------------
           INTERNATIONAL BANKS (16.0%)
   4,460   Canadian Imperial Holdings Inc....................    5.25          02/02/99         4,439,464
   6,030   CommerzBank U.S. Finance Inc......................    5.45          01/06/99         6,025,461
   5,000   Dresdner U.S. Finance Inc.........................    5.52          01/08/99         4,994,740

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
$ 11,590   Internationale Nederlanden (U.S.) Funding Corp....  5.13-5.16 % 02/23/99-03/19/99 $ 11,481,370
  13,130   KFW International Finance Inc.....................  5.09-5.14   03/22/99-03/31/99   12,973,919
   5,000   Societe Generale N.A., Inc........................    5.40          01/21/99         4,985,278
   7,000   Toronto-Dominion Holdings USA Inc.................    5.13          03/10/99         6,933,029
  19,140   UBS Finance (DEL) Inc.............................  5.07-5.24   01/05/99-03/23/99   18,992,734
                                                                                             ------------
                                                                                               70,825,995
                                                                                             ------------
           RENTAL/LEASING (1.1%)
   4,825   International Lease Finance Corp..................    5.67          01/13/99         4,816,219
                                                                                             ------------
           RETAIL (4.5%)
  20,260   Sears Roebuck Acceptance Corp.....................  5.13-5.34   02/03/99-03/01/99   20,126,483
                                                                                             ------------
           UTILITIES (4.0%)
  17,760   National Rural Utilities Cooperative Finance
             Corp............................................  5.08-5.43   01/28/99-03/30/99   17,599,706
                                                                                             ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $302,198,552)...................................................   302,198,552
                                                                                             ------------

           U.S. GOVERNMENT AGENCIES (21.1%)
   4,210   Federal Home Loan Banks...........................    4.94          04/05/99         4,157,015
  43,720   Federal Home Loan Mortgage Corp...................  4.86-5.14   02/08/99-08/30/99   43,092,534
  46,685   Federal National Mortgage Assoc...................  4.85-5.61   01/15/99-06/30/99   45,953,769
                                                                                             ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $93,203,318)....................................................    93,203,318
                                                                                             ------------

           SHORT-TERM BANK NOTES (7.2%)
           MAJOR BANKS
   3,300   BankBoston N.A....................................    5.64          01/12/99         3,300,000
   5,600   FCC National Bank.................................    5.07          04/13/99         5,600,000
   4,500   First Union National Bank.........................    5.65          01/20/99         4,500,000
   6,000   LaSalle National Bank.............................    5.19          01/07/99         6,000,000
   4,160   Mellon Bank, N.A..................................    5.18          03/09/99         4,160,000
   8,390   NationsBank, N.A..................................  5.05-5.12   02/18/99-03/11/99    8,390,000
                                                                                             ------------

           TOTAL SHORT-TERM BANK NOTES
           (AMORTIZED COST $31,950,000)....................................................    31,950,000
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           CERTIFICATES OF DEPOSIT (3.4%)
           MAJOR BANKS
$  5,000   Chase Manhattan Bank..............................    5.12    %     02/25/99      $  5,000,000
  10,000   Mellon Bank, N.A..................................  5.13-5.68   01/04/99-02/01/99   10,000,000
                                                                                             ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $15,000,000)....................................................    15,000,000
                                                                                             ------------

TOTAL INVESTMENTS
(AMORTIZED COST $442,351,870) (a).................................................  100.1 %   442,351,870

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS....................................   (0.1)       (317,386)
                                                                                    ------  -------------

NET ASSETS........................................................................  100.0 % $ 442,034,484
                                                                                    ------  -------------
                                                                                    ------  -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (64.6%)
             ACCIDENT & HEALTH INSURANCE (3.0%)
$  5,000     Liberty Mutual Insurance Co. - 144A*...................     7.875%        10/15/26         $  5,440,900
   5,000     Lumbermens Mutual Casualty - 144A*.....................     9.15          07/01/26            5,895,200
   5,000     Nationwide Financial Services, Inc.....................     8.00          03/01/27            5,390,100
                                                                                                        ------------
                                                                                                          16,726,200
                                                                                                        ------------
             AEROSPACE (2.7%)
   5,000     Boeing Co..............................................     7.95          08/15/24            5,969,400
   3,000     Lockheed Martin Corp...................................     7.70          06/15/08            3,383,820
   5,000     United Technologies Corp...............................     6.70          08/01/28            5,329,950
                                                                                                        ------------
                                                                                                          14,683,170
                                                                                                        ------------
             AIRLINES (0.9%)
   4,855     America West Airlines..................................     6.85          07/02/09            5,031,520
                                                                                                        ------------
             ALUMINUM (0.9%)
   5,000     Aluminum Co. of America................................     6.75          01/15/28            5,182,000
                                                                                                        ------------
             BOOKS/MAGAZINES (0.6%)
   3,000     Times Mirror Co........................................     6.61          09/15/27            3,173,160
                                                                                                        ------------
             BUILDING MATERIALS/DIY CHAINS (1.3%)
   7,000     Home Depot Real Estate Funding Corp. II - 144A*........     5.95          10/15/08            6,963,530
                                                                                                        ------------
             CONSTRUCTION/AGRICULTURAL
             EQUIPMENT/TRUCKS (0.7%)
   3,000     Caterpillar, Inc.......................................     9.375         08/15/11            3,851,670
                                                                                                        ------------
             CONSUMER ELECTRONICS/APPLIANCES (0.4%)
   1,000     Maytag Corp............................................     9.75          05/15/02            1,126,180
   1,000     Sony Corp. (Japan).....................................     6.125         03/04/03            1,026,770
                                                                                                        ------------
                                                                                                           2,152,950
                                                                                                        ------------
             CONSUMER SUNDRIES (1.0%)
   5,000     CPC International, Inc.................................     7.25          12/15/26            5,628,000
                                                                                                        ------------
             CONTRACT DRILLING (0.6%)
   3,000     Transocean Offshore Inc................................     8.00          04/15/27            3,291,810
                                                                                                        ------------
             DISCOUNT CHAINS (0.6%)
   2,932     Wal-Mart Stores, Inc...................................     7.49          06/21/07            3,200,436
                                                                                                        ------------
             DIVERSIFIED FINANCIAL SERVICES (3.4%)
   3,000     Ford Capital BV........................................     9.50          06/01/10            3,825,720
   5,000     Ford Motor Credit Corp.................................     7.75          03/15/05            5,518,900
   5,000     Household Finance Corp.................................     6.875         03/01/07            5,291,000
   4,000     Norwest Financial Inc..................................     7.875         02/15/02            4,266,480
                                                                                                        ------------
                                                                                                          18,902,100
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED MANUFACTURING (2.0%)
$  5,000     Dresser Industries, Inc................................     7.60 %        08/15/96         $  5,808,850
   5,000     Tyco International Group S.A. (Luxembourg).............     7.00          06/15/28            5,024,950
                                                                                                        ------------
                                                                                                          10,833,800
                                                                                                        ------------
             ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
   5,000     Applied Materials, Inc.................................     7.125         10/15/17            5,043,450
                                                                                                        ------------
             FOOD DISTRIBUTORS (0.6%)
   3,000     Sysco Corp.............................................     6.50          08/01/28            3,104,730
                                                                                                        ------------
             INDUSTRIAL SPECIALTIES (0.9%)
   5,000     Monsanto Co. - 144A*...................................     6.50          12/01/18            5,022,350
                                                                                                        ------------
             INTEGRATED OIL COMPANIES (0.6%)
   2,000     Enron Oil & Gas Co.....................................     6.00          12/15/08            1,973,220
     245     Mobil Corp.............................................     9.17          02/29/00              252,539
   1,000     Texaco Capital, Inc....................................     9.75          03/15/20            1,394,470
                                                                                                        ------------
                                                                                                           3,620,229
                                                                                                        ------------
             INVESTMENT BANKERS/BROKERS/SERVICES (2.8%)
   2,000     Bear Stearns Companies, Inc............................     8.75          03/15/04            2,228,580
   5,000     Donaldson Lufkin & Jenrette, Inc.......................     6.90          10/01/07            5,160,750
   2,000     Lehman Brothers Holdings, Inc..........................     8.75          03/15/05            2,201,220
   5,000     Lehman Brothers Holdings, Inc..........................     8.50          08/01/15            5,499,850
                                                                                                        ------------
                                                                                                          15,090,400
                                                                                                        ------------
             LIFE INSURANCE (2.1%)
   5,000     American General Finance Corp..........................     5.875         12/15/05            4,995,900
   3,000     Hartford Financial Services Group Inc..................     6.375         11/01/08            3,057,390
   3,000     Jackson National Life Insurance Co. - 144A*............     8.15          03/15/27            3,405,480
                                                                                                        ------------
                                                                                                          11,458,770
                                                                                                        ------------
             MAJOR BANKS (6.7%)
   5,000     BankBoston N.A.........................................     6.50          12/19/07            5,063,500
   2,000     Chase Manhattan Corp...................................     6.50          01/15/09            2,080,360
   5,000     First Bank N.A.........................................     8.35          11/01/04            5,623,400
   5,000     First Bank System......................................     7.625         05/01/05            5,481,250
   3,000     Mellon Bank N.A........................................     7.625         09/15/07            3,377,670
   5,000     NationsBank Corp.......................................     7.80          09/15/16            5,740,300
   5,000     State Street Boston Corp...............................     5.95          09/15/03            5,075,550
   2,000     Swiss Bank Corp........................................     7.375         07/15/15            2,135,820
   2,000     Wachovia Corp..........................................     6.375         04/15/03            2,058,820
                                                                                                        ------------
                                                                                                          36,636,670
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             MAJOR PHARMACEUTICALS (1.2%)
$  5,000     Johnson & Johnson......................................     8.72 %        11/01/24         $  5,963,950
     593     Marion Merrell Corp....................................     9.11          08/01/05              665,246
                                                                                                        ------------
                                                                                                           6,629,196
                                                                                                        ------------
             MAJOR U.S. TELECOMMUNICATIONS (10.3%)
   5,000     360 DEG. Communications Co.............................     7.60          04/01/09            5,669,600
   3,500     Aliant Communications, Inc.............................     6.75          04/01/28            3,713,920
   5,000     AT&T Corp..............................................     8.35          01/15/25            5,730,900
   5,000     Frontier Corp..........................................     7.25          05/15/04            5,339,200
   5,000     GTE Corp...............................................     7.90          02/01/27            5,556,300
   5,000     GTE Corp...............................................     6.94          04/15/28            5,403,850
   2,000     GTE North, Inc. (Series H).............................     5.65          11/15/08            2,025,240
   2,000     Illinois Bell Telephone Co.............................     7.25          03/15/24            2,122,700
   5,000     Lucent Technologies Inc................................     7.25          07/15/06            5,553,300
   4,750     Sprint Capital Corp....................................     6.125         11/15/08            4,849,417
   5,000     Sprint Capital Corp....................................     6.875         11/15/28            5,198,300
   5,000     U.S. West Cap Funding, Inc.............................     6.875         07/15/28            5,334,400
                                                                                                        ------------
                                                                                                          56,497,127
                                                                                                        ------------
             MANAGED HEALTH CARE (0.2%)
   1,000     Kaiser Foundation Health Plan, Inc.....................     9.55          07/15/05            1,184,290
                                                                                                        ------------
             MEDICAL SPECIALTIES (0.9%)
   4,000     Becton Dickinson & Co..................................     8.70          01/15/25            4,706,600
                                                                                                        ------------
             MID - SIZED BANKS (0.6%)
   3,000     Old Kent Financial Corp................................     6.625         11/15/05            3,101,220
                                                                                                        ------------
             NATURAL GAS (0.9%)
   5,000     ONEOK Inc..............................................     6.875         10/01/28            4,958,950
                                                                                                        ------------
             OIL & GAS PRODUCTION (1.3%)
   2,000     Anadarko Petroleum Corp................................     7.73          09/15/96            2,091,640
   5,000     Kerr McGee Corp........................................     7.125         10/15/27            4,871,500
                                                                                                        ------------
                                                                                                           6,963,140
                                                                                                        ------------
             PACKAGED FOODS (0.3%)
   1,500     Kellogg Co.............................................     4.875         10/15/05            1,481,535
                                                                                                        ------------
             PRECIOUS METALS (1.0%)
   5,000     Barrick Gold Corp......................................     7.50          05/01/07            5,441,900
                                                                                                        ------------
             RAILROADS (1.9%)
   4,496     Burlington Northern Santa Fe Corp......................     7.33          06/23/10            4,888,341
   4,593     Burlington Northern Santa Fe Corp......................     7.97          01/01/15            5,304,785
                                                                                                        ------------
                                                                                                          10,193,126
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             RESTAURANTS (0.2%)
$  1,000     McDonald's Corp........................................     8.875%        04/01/11         $  1,280,780
                                                                                                        ------------
             RETAIL (1.2%)
   5,000     May Department Stores Co...............................     7.625         08/15/13            5,671,700
   1,000     Penney (J.C.) Co., Inc.................................     9.75          06/15/21            1,128,860
                                                                                                        ------------
                                                                                                           6,800,560
                                                                                                        ------------
             SOFT DRINKS (1.4%)
   2,000     Coca-Cola Enterprises Inc..............................     8.50          02/01/22            2,491,520
   5,000     Coca-Cola Enterprises Inc..............................     6.75          01/15/38            5,133,450
                                                                                                        ------------
                                                                                                           7,624,970
                                                                                                        ------------
             TOBACCO (1.0%)
   5,000     Philip Morris Companies, Inc...........................     7.125         10/01/04            5,327,050
                                                                                                        ------------
             UTILITIES - ELECTRIC (9.5%)
   1,000     Chugach Electric Co....................................     9.14          03/15/22            1,169,890
   5,000     Florida Power & Light Co...............................     7.05          12/01/26            5,117,850
   3,000     National Rural Utilities Cooperative Finance Corp......     5.75          11/01/08            3,048,900
   2,903     Oglethorpe Power Co....................................     6.974         06/30/11            3,023,707
   3,500     Oklahoma Gas & Electric Co.............................     6.50          07/15/17            3,722,565
   5,000     Pennsylvania Power & Light Co..........................     7.70          10/01/09            5,702,700
   5,000     Potomac Electric Power Co..............................     7.25          07/01/23            5,122,000
   4,000     Public Service Electric & Gas..........................     7.375         03/01/14            4,104,520
   4,000     Puget Sound Energy Co..................................     7.02          12/01/27            4,220,800
   5,000     South Carolina Electric & Gas Co.......................     7.625         06/01/23            5,431,100
   3,000     Southern California Edison Co..........................     7.25          03/01/26            3,131,670
   1,000     Tampa Electric Co......................................     7.75          11/01/22            1,083,140
   2,000     United Utilities Corp. (United Kingdom)................     6.45          04/01/08            2,039,940
   5,000     Virginia Electric Power................................     7.25          02/01/23            5,150,350
                                                                                                        ------------
                                                                                                          52,069,132
                                                                                                        ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $331,766,722).........................................................     353,856,521
                                                                                                        ------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (30.4%)
       5     Federal Home Loan Mortgage Corp........................    11.50          05/01/19                5,455
   4,763     Federal Home Loan Mortgage Corp. PC Gold...............     6.00      10/01/23-11/01/27       4,704,480
   1,569     Federal Home Loan Mortgage Corp. PC Gold...............     8.50      01/01/22-12/01/24       1,641,792

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$ 18,359     Federal National Mortgage Assoc........................     6.00 %    02/01/27-12/01/28    $ 18,124,208
     779     Federal National Mortgage Assoc........................     6.50      03/01/26-09/01/27         784,288
     170     Federal National Mortgage Assoc........................     7.00          10/01/27              173,776
     276     Federal National Mortgage Assoc........................     7.50          05/01/27              283,428
     762     Federal National Mortgage Assoc........................     9.00      06/01/21-02/01/25         805,706
  32,160     Government National Mortgage Assoc.....................     6.00      03/15/28-12/15/28      31,878,417
  22,438     Government National Mortgage Assoc.....................     6.50      08/15/27-09/15/28      22,654,969
   7,428     Government National Mortgage Assoc.....................     7.00      10/15/27-04/15/28       7,597,394
  14,694     Government National Mortgage Assoc.....................     7.50      04/15/24-09/15/27      15,148,289
  12,005     Government National Mortgage Assoc.....................     8.00      10/15/24-09/15/26      12,469,840
   3,104     Government National Mortgage Assoc.....................     8.50      01/15/17-03/01/28       3,290,332
   1,918     Government National Mortgage Assoc.....................     9.00      07/15/24-12/15/24       2,046,377
     160     Government National Mortgage Assoc.....................    10.00      05/15/16-04/15/19         174,866
   5,000     Tennessee Valley Authority.............................     7.85          06/15/44            5,345,500
  31,000     U.S. Treasury Bond.....................................     5.25          11/15/28           31,724,160
   7,000     U.S. Treasury Note.....................................     5.625         05/15/08            7,461,510
                                                                                                        ------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $164,778,031).........................................................     166,314,787
                                                                                                        ------------

             CANADIAN GOVERNMENT OBLIGATIONS (3.2%)
   5,000     Hydro-Quebec...........................................     9.50          11/15/30            6,971,450
   5,000     Ontario Hydro..........................................     6.10          01/30/08            5,214,150
   5,000     Province of New Brunswick..............................     7.625         06/29/04            5,531,350
                                                                                                        ------------

             TOTAL CANADIAN GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $15,584,920)..........................................................      17,716,950
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.4%)
             REPURCHASE AGREEMENT
$  2,220     The Bank of New York (dated 12/31/98; proceeds
               $2,221,323) (a) (IDENTIFIED COST $2,220,336).........     4.00 %        01/04/99         $  2,220,336
                                                                                                        ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $514,350,009) (b)...........................................................   98.6 % $ 540,108,594

OTHER ASSETS IN EXCESS OF LIABILITIES........................................................    1.4       7,474,187
                                                                                               ------  -------------

NET ASSETS...................................................................................  100.0 % $ 547,582,781
                                                                                               ------  -------------
                                                                                               ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
PC  Participation Certificate.
(a) Collateralized by $2,241,280 U.S. Treasury Note 6.75% due 06/30/99 valued at $2,264,743.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $26,857,410 and the aggregate gross unrealized depreciation is $1,098,825, resulting in net unrealized appreciation of $25,758,585.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (94.4%)
             BROADCASTING (2.4%)
$     5,000  Jones International Networks Ltd.............................................  11.75 %    07/01/05  $  4,000,000
      4,744  Mentus Media Corp. (Series B)................................................  12.00+     02/01/03     4,601,680
                                                                                                                 ------------
                                                                                                                    8,601,680
                                                                                                                 ------------
             BROADCAST/MEDIA (4.1%)
        229  Brill Media Co., LLC (Series B)..............................................   7.50      12/15/07         6,859
      8,000  Brill Media Co., LLC (Series B)..............................................   7.50      12/15/07     7,120,000
      2,005  Spanish Broadcasting System, Inc.............................................  12.50      06/15/02     2,225,550
      5,790  Tri-State Outdoor Media Group................................................  11.00      05/15/08     5,761,050
                                                                                                                 ------------
                                                                                                                   15,113,459
                                                                                                                 ------------
             CABLE TELEVISION (0.1%)
      3,750  Australis Holdings Ltd. (Australia) (a)......................................  15.00++    11/01/02       187,500
                                                                                                                 ------------
             CASINO/GAMBLING (2.5%)
     10,000  Aladdin Gaming Holding (Series B)............................................  13.50++    03/01/10     2,900,000
      7,000  Fitzgeralds Gaming Corp. (Series B)..........................................  12.25      12/15/04     3,780,000
      2,500  Lady Luck Gaming Finance Corp................................................  11.875     03/01/01     2,556,250
                                                                                                                 ------------
                                                                                                                    9,236,250
                                                                                                                 ------------
             CELLULAR TELEPHONE (8.5%)
      4,500  American Cellular Corp. - 144A*..............................................  10.50      05/15/08     4,455,000
      7,000  Clearnet Communications Inc. (Canada)........................................  14.75++    12/15/05     6,020,000
      5,000  CTI Holdings S.A. (Argentina)................................................  11.50++    04/15/08     2,150,000
      1,800  Dobson/Sygnet Communications - 144A*.........................................  12.25      12/15/08     1,800,000
      2,000  James Cable Partners L.P. (Series B).........................................  10.75      08/15/04     2,080,000
      7,920  McCaw International Ltd......................................................  13.00++    04/15/07     4,415,400
      8,000  Price Communication Cellular Holdings........................................  11.25+     08/15/08     7,600,000
      5,000  Triton PCS Inc...............................................................  11.00++    05/01/08     2,337,500
                                                                                                                 ------------
                                                                                                                   30,857,900
                                                                                                                 ------------
             COMPUTERS (1.1%)
      2,000  CHS Electronics, Inc.........................................................   9.875     04/15/05     1,930,000
      1,800  Unisys Corp..................................................................  11.75      10/15/04     2,088,000
                                                                                                                 ------------
                                                                                                                    4,018,000
                                                                                                                 ------------
             CONSUMER SPECIALTIES (0.6%)
      2,500  Samsonite Corp...............................................................  10.75      06/15/08     2,175,000
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONSUMER SUNDRIES (1.5%)
$     3,000  J.B. Williams Holdings, Inc..................................................  12.00 %    03/01/04  $  3,105,000
      2,500  Windmere-Durable Holdings, Inc...............................................  10.00      07/31/08     2,337,500
                                                                                                                 ------------
                                                                                                                    5,442,500
                                                                                                                 ------------
             CONSUMER/BUSINESS SERVICES (5.4%)
      4,500  Anacomp, Inc. (Series B).....................................................  10.875     04/01/04     4,680,000
      2,500  CEX Holdings Inc. (Series B).................................................   9.625     06/01/08     2,300,000
      7,172  Comforce Corp. (Series B)....................................................  15.00+     12/01/09     7,243,489
      3,250  Comforce Operating, Inc......................................................  12.00      12/01/07     3,250,000
      3,000  Entex Information Services, Inc. - 144A*.....................................  12.50      08/01/06     2,100,000
                                                                                                                 ------------
                                                                                                                   19,573,489
                                                                                                                 ------------
             CONTAINERS/PACKAGING (1.3%)
      2,000  Berry Plastics Corp..........................................................  12.25      04/15/04     2,100,000
      2,500  Premier Graphics Inc. - 144A*................................................  11.50      12/01/05     2,500,000
                                                                                                                 ------------
                                                                                                                    4,600,000
                                                                                                                 ------------
             DIVERSIFIED MANUFACTURING (4.0%)
      3,000  High Voltage Engineering Corp................................................  10.50      08/15/04     2,835,000
      3,000  Interlake Corp...............................................................  12.00      11/15/01     3,240,000
      1,000  Interlake Corp...............................................................  12.125     03/01/02     1,020,000
      3,000  J.B. Poindexter & Co., Inc...................................................  12.50      05/15/04     2,880,000
      7,200  Jordan Industries, Inc. (Series B)...........................................  11.75++    04/01/09     4,572,000
                                                                                                                 ------------
                                                                                                                   14,547,000
                                                                                                                 ------------
             ENERGY (1.3%)
      3,000  Transamerican Refining Corp. (Units)(++) - 144A*.............................  16.00      06/30/03     2,655,000
      2,100  Transamerican Refining Corp. - 144A*.........................................  15.00      12/01/03     2,027,655
                                                                                                                 ------------
                                                                                                                    4,682,655
                                                                                                                 ------------
             FINANCE COMPANIES (2.2%)
      4,000  General Electric Capital Corp................................................  15.00      01/21/99     4,016,120
      4,000  IBM Credit Corp..............................................................  15.00      02/02/99     4,027,680
                                                                                                                 ------------
                                                                                                                    8,043,800
                                                                                                                 ------------
             FOOD CHAINS (1.1%)
        500  Big V Supermarkets, Inc. (Series B)..........................................  11.00      02/15/04       505,000
      2,875  Pantry, Inc..................................................................  10.25      10/15/07     3,004,375
        515  Pueblo Xtra International, Inc. (Series C)...................................   9.50      08/01/03       491,825
                                                                                                                 ------------
                                                                                                                    4,001,200
                                                                                                                 ------------
             FOOD DISTRIBUTORS (0.7%)
      2,500  Fleming Companies, Inc.......................................................  10.625     12/15/01     2,525,000
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             FOODS & BEVERAGES (5.9%)
$     2,000  General Mills, Inc...........................................................  15.00 %    01/29/99  $  2,012,360
     12,400  Pepsico, Inc.................................................................  15.00      08/06/99    13,140,156
      2,500  Sparkling Spring Water (Canada)..............................................  11.50      11/15/07     2,425,000
     17,750  Specialty Foods Acquisition Corp. (Series B).................................  13.00++    08/15/05     3,727,500
                                                                                                                 ------------
                                                                                                                   21,305,016
                                                                                                                 ------------
             HEALTHCARE (3.3%)
      2,500  Pediatric Services of America, Inc. (Series A)...............................  10.00      04/15/08     1,775,000
      2,500  Unilab Corp..................................................................  11.00      04/01/06     2,593,750
      6,000  Unison Healthcare Corp. - 144A* (b)..........................................  12.25      11/01/06     2,790,000
      3,000  Universal Hospital Services, Inc.............................................  10.25      03/01/08     2,670,000
      2,500  Vencor Operating, Inc........................................................   9.875     05/01/05     2,075,000
                                                                                                                 ------------
                                                                                                                   11,903,750
                                                                                                                 ------------
             HOTELS/RESORTS (7.8%)
      4,500  Bluegreen Corp. (Series B)...................................................  10.50      04/01/08     4,050,000
      9,000  Epic Resorts LLC (Series B)..................................................  13.00      06/15/05     8,820,000
      7,500  Motels of America, Inc. (Series B)...........................................  12.00      04/15/04     6,300,000
      6,000  Premier Cruises Ltd. - 144A*.................................................  11.00      03/15/08     2,700,000
      6,770  Resort At Summerlin (Series B)...............................................  13.00+     12/15/07     6,567,100
                                                                                                                 ------------
                                                                                                                   28,437,100
                                                                                                                 ------------
             INDUSTRIAL SPECIALTIES (1.7%)
     12,000  International Semi-Tech Microelectronics, Inc. (Canada)......................  11.50++    08/15/03     1,320,000
      2,000  International Wire Group, Inc................................................  11.75      06/01/05     2,105,000
      3,000  Outsourcing Services Group, Inc. - 144A*.....................................  10.875     03/01/06     2,850,000
                                                                                                                 ------------
                                                                                                                    6,275,000
                                                                                                                 ------------
             MAJOR U.S. TELECOMMUNICATIONS (4.1%)
      4,000  Caprock Communications Corp. (Series B)......................................  12.00      07/15/08     3,800,000
      4,000  Covad Communications Group (Series B)........................................  13.50++    03/15/08     2,400,000
      2,000  GST Telecommunications, Inc. - 144A*.........................................  10.50++    05/01/08       960,000
      2,500  NEXTLINK Communications, Inc.................................................   9.00      03/15/08     2,318,750
      4,000  Onepoint Communications Corp. - 144A*........................................  14.50      06/01/08     2,160,000
      4,000  Startec Global Communications Corp...........................................  12.00      05/15/08     3,480,000
                                                                                                                 ------------
                                                                                                                   15,118,750
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             OFFICE EQUIPMENT/SUPPLIES (1.1%)
$     4,500  Mosler, Inc..................................................................  11.00 %    04/15/03  $  4,005,000
                                                                                                                 ------------
             OIL/GAS TRANSMISSION (0.3%)
      2,500  Northern Offshore ASA - 144A* (Norway).......................................  10.00      05/15/05     1,300,000
                                                                                                                 ------------
             OTHER CONSUMER SERVICES (1.0%)
      5,000  Source Media, Inc............................................................  12.00      11/01/04     3,750,000
                                                                                                                 ------------
             OTHER TELECOMMUNICATIONS (1.8%)
      2,000  Esprit Telecom Group PLC (United Kingdom)....................................  11.50      12/15/07     2,070,000
        500  Esprit Telecom Group PLC (United Kingdom)....................................  10.875     06/15/08       505,000
      4,000  Transtel Pass-Thru Trust - 144A*.............................................  12.50      11/01/07     1,760,000
      2,500  Versatel Telecom BV - 144A* (Netherlands) (Units)(++)........................  13.25      05/15/08     2,500,000
                                                                                                                 ------------
                                                                                                                    6,835,000
                                                                                                                 ------------
             PACKAGED FOODS (1.4%)
      6,330  Envirodyne Industries, Inc...................................................  10.25      12/01/01     5,253,900
                                                                                                                 ------------
             PRINTING/PUBLISHING (0.3%)
      1,032  United States Banknote Corp..................................................  10.375     06/01/02     1,042,320
                                                                                                                 ------------
             RESTAURANTS (3.8%)
     20,351  American Restaurant Group Holdings, Inc. - 144A* (c).........................   0.00      12/15/05     6,003,633
      5,000  FRD Acquisition Corp. (Series B).............................................  12.50      07/15/04     5,350,000
      6,000  Planet Hollywood International, Inc..........................................  12.00      04/01/05     2,340,000
                                                                                                                 ------------
                                                                                                                   13,693,633
                                                                                                                 ------------
             TELECOMMUNICATION EQUIPMENT (3.7%)
      9,000  FWT, Inc.....................................................................   9.875     11/15/07     5,400,000
      7,000  SBA Communications Corp......................................................  12.00++    03/01/08     4,060,000
      8,000  Spectrasite Holdings, Inc. - 144A*...........................................  12.00++    07/15/08     4,080,000
                                                                                                                 ------------
                                                                                                                   13,540,000
                                                                                                                 ------------
             TELECOMMUNICATIONS (12.4%)
      7,000  21st Century Telecom Group, Inc..............................................  12.25++    02/15/08     2,940,000
      6,500  Birch Telecom Inc. - 144A* (Units)(++).......................................  14.00      06/15/08     5,980,000
      5,000  e. Spire Communications, Inc.................................................  13.75      07/15/07     4,900,000
      5,000  Facilicom International (Series B)...........................................  10.50`     01/15/08     4,050,000
     10,500  Firstworld Communications, Inc...............................................  13.00++    04/15/08     3,360,000
      3,000  GST Equipment Funding, Inc...................................................  13.25      05/01/07     3,150,000
      4,000  Hyperion Telecommunication, Inc. (Series B)..................................  13.00++    04/15/03     2,860,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$     2,000  Hyperion Telecommunication, Inc. (Series B)..................................  12.25 %    09/01/04  $  2,030,000
     28,500  In-Flight Phone Corp. (Series B) (d).........................................  14.00      05/15/02     3,420,000
      2,500  Level 3 Communications, Inc..................................................   9.125     05/01/08     2,481,250
      4,000  Optel Inc. (Series B)........................................................  11.50      07/01/08     3,920,000
      2,500  Primus Telecommunication Group, Inc. (Series B)..............................   9.875     05/15/08     2,387,500
      5,000  Winstar Communications, Inc..................................................  14.00++    10/15/05     3,612,500
                                                                                                                 ------------
                                                                                                                   45,091,250
                                                                                                                 ------------
             TRANSPORTATION (0.5%)
      6,000  Alpha Shipping PLC (Series A) (United Kingdom)...............................   9.50      02/15/08     1,740,000
                                                                                                                 ------------
             WIRELESS COMMUNICATIONS (8.5%)
      7,000  Advanced Radio Telecom Corp. (Units)(++).....................................  14.00      02/15/07     5,460,000
      4,500  AMSC Acquisition Co., Inc. (Series B)........................................  12.25      04/01/08     2,790,000
     11,000  CellNet Data Systems Inc.....................................................  14.00++    10/01/07     3,080,000
      2,000  Echostar DBS Corp............................................................  12.50      07/01/02     2,310,000
      5,000  Globalstar LP/Capital Corp...................................................  10.75      11/01/04     3,600,000
      3,659  Orbcomm Global LP/Capital Corp. (Series B)...................................  14.00      08/15/04     3,768,770
      4,000  Star Choice Communications, Inc. (Canada)....................................  13.00      12/15/05     4,020,000
      5,000  TCI Satellite Entertainment Corp.............................................  12.25++    02/15/07     1,150,000
      4,500  USA Mobile Communications Holdings, Inc......................................  14.00      11/01/04     4,635,000
                                                                                                                 ------------
                                                                                                                   30,813,770
                                                                                                                 ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $410,285,354)....................................................................   343,709,922
                                                                                                                 ------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (e) (0.9%)
             BROADCASTING (0.5%)
    134,374  Price Communications Corp............................................................                  1,738,464
                                                                                                                 ------------
             CASINO/GAMBLING (0.0%)
      2,000  Fitzgerald Gaming Corp...............................................................                      4,000
                                                                                                                 ------------
             FOODS & BEVERAGES (0.0%)
    120,000  Specialty Foods Acquisition Corp. - 144A*............................................                    120,000
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
  SHARES                                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------
             HOTELS/RESORTS (0.0%)
      2,000  Motels of America, Inc. - 144A*......................................................               $      2,149
     71,890  Vagabond Inns, Inc. (Class D) (a)....................................................                    --
                                                                                                                 ------------
                                                                                                                        2,149
                                                                                                                 ------------
             MOTOR VEHICLES (0.0%)
         87  Northern Holdings Industrial Corp. * (c).............................................                    --
                                                                                                                 ------------
             RESTAURANTS (0.0%)
      7,750  American Restaurant Group Holdings, Inc. - 144A*.....................................                    --
                                                                                                                 ------------
             RETAIL - MERCHANDISING (0.3%)
  1,229,412  County Seat Store Corp. (c)..........................................................                  1,037,624
                                                                                                                 ------------
             TEXTILES (0.1%)
    298,461  U.S. Leather, Inc. (c)...............................................................                    447,691
                                                                                                                 ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $18,427,800)........................................................                  3,349,928
                                                                                                                 ------------

             PREFERRED STOCKS (0.4%)
             ENERGY (0.0%)
     47,266  Transcontinental Refining Corp.* (Conv.) (Class B)...................................                      2,836
     25,996  Transcontinental Refining Corp.* (Conv.) (Class C)...................................                      1,560
     68,535  Transcontinental Refining Corp.* (Conv.) (Class D)...................................                      4,112
    141,797  Transcontinental Refining Corp.* (Conv.) (Class E)...................................                      8,508
     84,000  Transcontinental Refining Corp.* (Conv.).............................................                     57,120
                                                                                                                 ------------
                                                                                                                       74,136
                                                                                                                 ------------
             RESTAURANTS (0.4%)
      1,500  American Restaurant Group Holdings, Inc. (Series B)..................................                  1,500,000
                                                                                                                 ------------

             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $1,574,214).........................................................                  1,574,136
                                                                                                                 ------------

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE
-----------                                                                             ----------
             WARRANTS (e) (0.1%)
             AEROSPACE (0.0%)
      1,500  Sabreliner Corp. - 144A*.................................................   04/15/03         15,000
                                                                                                    ------------
             BROADCASTING (0.0%)
     12,523  Mentus Media Corp. - 144A*...............................................   02/01/08            295
                                                                                                    ------------
             CASINO/GAMBLING (0.0%)
    100,000  Aladdin Gaming Enterprises - 144A*.......................................   03/01/10          1,035
      3,500  Fitzgeralds South Inc. - 144A*...........................................   03/15/99        --
                                                                                                    ------------
                                                                                                           1,035
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE        VALUE
----------------------------------------------------------------------------------------------------------------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*...................................................   12/01/09   $        422
                                                                                                    ------------
             ENERGY (0.0%)
     39,665  Gothic Energy Corp. - 144A*..............................................   05/01/05            397
                                                                                                    ------------
             HOTELS/RESORTS (0.0%)
      9,000  Epic Resorts LLC - 144A*.................................................   06/15/05        --
      6,000  Resort At Summerlin - 144A*..............................................   12/15/07        --
                                                                                                    ------------
                                                                                                         --
                                                                                                    ------------
             MAJOR U.S. TELECOMMUNICATIONS (0.0%)
      4,000  Covad Communications Group - 144A*.......................................   03/15/08        --
      4,000  Onepoint Communications Corp. - 144A*....................................   06/01/08        --
      4,000  Startec Global Communications Corp. - 144A*..............................   05/15/08        --
                                                                                                    ------------
                                                                                                         --
                                                                                                    ------------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings, Inc. - 144A*.........................   08/15/00        --
                                                                                                    ------------
             TELECOMMUNICATIONS (0.0%)
     10,500  Firstworld Communications, Inc. - 144A*..................................   04/15/08            105
                                                                                                    ------------
             WIRELESS COMMUNICATIONS (0.1%)
      4,500  American Mobile Satellite Corp. - 144A*..................................   04/01/08        --
     92,640  Star Choice Communications, Inc. - 144A* (Canada)........................   12/15/05        157,648
                                                                                                    ------------
                                                                                                         157,648
                                                                                                    ------------

             TOTAL WARRANTS
             (IDENTIFIED COST $198,593)...........................................................       174,902
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (2.2%)
             U.S. GOVERNMENT AGENCY (f) (2.1%)
$     7,700  Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $7,697,112)......     7,697,112
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (0.1%)
$       183  The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $182,710) (g)
               (IDENTIFIED COST $182,690).........................................................  $    182,690
                                                                                                    ------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $7,879,802).........................................................     7,879,802
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $438,365,763) (h)........................................................   98.0 %   356,688,690

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.0       7,390,214
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 364,078,904
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(++) Consists of one or more class of securities traded together as a unit;
     bonds or preferred stocks with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing security; issuer in bankruptcy.
(e)  Non-income producing securities.
(f) Security was purchased on a discount basis. The interst rate shown has been adjusted to reflect a money market equivalent yield.
(g) Collateralized by $180,042 U.S. Treasury Note 5.875% due 02/15/00 valued at $186,344.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,224,932 and the aggregate gross unrealized depreciation is $87,902,005, resulting in net unrealized depreciation of $81,677,073.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (86.6%)
           ELECTRIC UTILITIES (42.4%)
  85,000   AES Corp.*.............................................................................  $  4,026,875
 210,000   Baltimore Gas & Electric Co............................................................     6,483,750
 135,000   Carolina Power & Light Co..............................................................     6,353,437
 130,000   Central & South West Corp..............................................................     3,566,875
 215,865   CINergy Corp...........................................................................     7,420,359
 215,000   CMS Energy Corp........................................................................    10,414,062
 130,000   Consolidated Edison, Inc...............................................................     6,873,750
 337,500   DPL, Inc...............................................................................     7,298,437
 212,500   DQE, Inc...............................................................................     9,336,719
 130,000   DTE Energy Co..........................................................................     5,573,750
 141,216   Duke Energy Corp.......................................................................     9,046,650
 130,000   Edison International...................................................................     3,623,750
 110,000   Energy East Corp.......................................................................     6,215,000
 175,000   Entergy Corp...........................................................................     5,446,875
 130,000   FPL Group, Inc.........................................................................     8,011,250
 150,000   GPU, Inc...............................................................................     6,628,125
 125,000   Hawaiian Electric Industries, Inc......................................................     5,031,250
 200,000   Houston Industries Inc.................................................................     6,425,000
 215,000   Illinova Corp..........................................................................     5,375,000
 225,000   IPALCO Enterprises, Inc................................................................    12,445,312
 120,000   Kansas City Power & Light Co...........................................................     3,555,000
  39,200   Metzler Group, Inc. (The)*.............................................................     1,906,100
 125,000   Montana Power Co.......................................................................     7,070,312
 195,000   New Century Energies, Inc..............................................................     9,506,250
 115,000   New England Electric System............................................................     5,534,375
 320,000   NIPSCO Industries, Inc.................................................................     9,740,000
 100,000   OGE Energy Corp........................................................................     2,893,750
 280,000   PacifiCorp.............................................................................     5,897,500
 220,000   Pinnacle West Capital Corp.............................................................     9,322,500
  55,000   Potomac Electric Power Co..............................................................     1,447,188
 210,000   Public Service Company of New Mexico...................................................     4,291,875
 115,000   Public Service Enterprise Group, Inc...................................................     4,600,000
 215,000   SCANA Corp.............................................................................     6,933,750
 275,000   Southern Co............................................................................     7,992,188
 161,500   Texas Utilities Co.....................................................................     7,540,031
 110,000   USEC Inc...............................................................................     1,526,250
 190,000   Western Resources, Inc.................................................................     6,317,500
 200,000   Wisconsin Energy Corp..................................................................     6,287,500
                                                                                                    ------------
                                                                                                     237,958,295
                                                                                                    ------------
           NATURAL GAS (7.7%)
 153,625   Burlington Resources, Inc..............................................................     5,501,695
 220,460   El Paso Energy Corp....................................................................     7,674,764

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 198,250   Enron Corp.............................................................................  $ 11,312,641
 250,000   Questar Corp...........................................................................     4,843,750
 140,000   Sempra Energy..........................................................................     3,552,500
 325,000   Williams Companies, Inc................................................................    10,135,938
                                                                                                    ------------
                                                                                                      43,021,288
                                                                                                    ------------
           TELECOMMUNICATIONS (36.5%)
 115,000   AirTouch Communications, Inc.*.........................................................     8,294,375
 221,932   ALLTEL Corp............................................................................    13,274,308
 130,000   AT&T Corp..............................................................................     9,782,500
 200,000   BCE, Inc. (Canada).....................................................................     7,587,500
 154,320   Bell Atlantic Corp.....................................................................     8,767,305
 190,000   Cable & Wireless PLC (ADR) (United Kingdom)............................................     6,982,500
 202,500   Century Telephone Enterprises, Inc.....................................................    13,668,750
 260,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden).................................     6,207,500
  91,100   Esat Telecom Group PLC (ADR) (Ireland)*................................................     3,427,638
 160,000   Frontier Corp..........................................................................     5,440,000
 140,000   GTE Corp...............................................................................     9,441,250
  33,984   Lucent Technologies Inc................................................................     3,738,240
 384,109   MCI WorldCom, Inc.*....................................................................    27,559,821
 105,000   MediaOne Group, Inc.*..................................................................     4,935,000
 173,254   Qwest Communications International, Inc.*..............................................     8,651,872
 408,946   SBC Communications, Inc................................................................    21,929,729
 120,000   Sprint Corp. (FON Group)...............................................................    10,095,000
  60,000   Sprint Corp. (PCS Group)*..............................................................     1,387,500
  65,000   Tele Danmark AS (ADR) (Denmark)........................................................     4,411,875
  50,000   Tele-Communications, Inc. (Class A)*...................................................     2,765,625
 120,000   Telecom Corp. of New Zealand Ltd. (ADR) (New Zealand)..................................     4,282,500
  80,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).....................................     3,895,000
 130,000   Telephone & Data Systems, Inc..........................................................     5,841,875
  51,500   Telstra Corp. Ltd. (ADR) (Australia)*..................................................     4,776,625
 112,867   U.S. West, Inc.........................................................................     7,294,030
                                                                                                    ------------
                                                                                                     204,438,318
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $265,936,016).........................................................   485,417,901
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (8.3%)
           ELECTRIC UTILITIES (5.6%)
$  2,250   Consumers Energy Co.
             6.875% due 03/01/18..........................................................  $  2,275,020
   2,000   Empresa Nacional de Electricidad Chile
             8.125% due 02/01/97..........................................................     1,594,580
   2,250   Florida Power & Light Co.
             7.05% due 12/01/26...........................................................     2,303,033
   3,000   Illinois Power Co.
             8.75% due 07/01/21...........................................................     3,187,890
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...........................................................     3,075,030
   2,000   National Rural Utilities Cooperative Finance Corp.
             5.75% due 11/01/08...........................................................     2,032,600
   2,500   Niagara Mohawk Power Corp.
             8.00% due 06/01/04...........................................................     2,750,650
   1,500   Northern States Power Co.
             6.50% due 03/01/28...........................................................     1,583,385
   3,000   Public Service Electric & Gas Co.
             7.00% due 09/01/24...........................................................     3,057,510
   2,000   South Carolina Electric & Gas Co.
             7.625% due 06/01/23..........................................................     2,172,440
   2,000   Southwestern Public Service
             8.50% due 02/15/25...........................................................     2,338,500
   5,000   Wisconsin Electric Power Co.
             7.125% due 03/15/16..........................................................     5,168,000
                                                                                            ------------
                                                                                              31,538,638
                                                                                            ------------
           NATURAL GAS (1.0%)
   3,000   Coastal Corp.
             7.75% due 10/15/35...........................................................     3,216,000
   2,000   Panhandle Eastern Corp.
             8.625% due 04/15/25..........................................................     2,310,220
                                                                                            ------------
                                                                                               5,526,220
                                                                                            ------------
           TELECOMMUNICATIONS (1.7%)
   2,000   360 DEG. Communications Co.
             6.65% due 01/15/08...........................................................     2,119,320
   2,000   GTE Corp.
             7.90% due 02/01/27...........................................................     2,222,520
   2,000   GTE North Inc.
             5.65% due 11/15/08...........................................................     2,025,240
     500   LCI International, Inc.
             7.25% due 06/15/07...........................................................       509,060
   2,000   Sprint Corp.
             9.25% due 04/15/22...........................................................     2,599,660
                                                                                            ------------
                                                                                               9,475,800
                                                                                            ------------
           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $43,862,125)..................................................    46,540,658
                                                                                            ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCY (0.2%)
$  1,250   Tennessee Valley Authority (Series 95-A) 8.00% due 03/31/45
             (IDENTIFIED COST $1,250,000).................................................  $  1,309,375
                                                                                            ------------

           SHORT-TERM INVESTMENTS (4.5%)
           U.S. GOVERNMENT AGENCY (a) (4.5%)
  25,300   Student Loan Marketing Assoc. 4.28% due 01/04/99 (AMORTIZED COST $25,290,976)..........    25,290,976
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.0%)
     121   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $120,919) (b)
             (IDENTIFIED COST $120,865)...........................................................       120,865
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $25,411,841)..........................................................    25,411,841
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $336,459,982) (c)........................................................   99.6 %   558,679,775

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.4       2,123,058
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 560,802,833
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $119,113 U.S. Treasury Note 5.875% due 02/15/00 valued at $123,282.
(c) The aggregate cost for federal income tax purposes aproximates identified cost. The aggregate gross unrealized appreciation is $223,778,243 and the aggregate gross unrealized depreciation is $1,558,450, resulting in net unrealized appreciation of $222,219,793.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (46.2%)
           ACCIDENT & HEALTH INSURANCE (0.8%)
  20,000   Torchmark Corp..........................................................................  $   706,250
                                                                                                     -----------
           APPAREL (0.8%)
  28,500   Kellwood Co.............................................................................      712,500
                                                                                                     -----------
           AUTO PARTS: O.E.M. (1.7%)
  18,000   Dana Corp...............................................................................      735,750
  12,700   Johnson Controls, Inc...................................................................      749,300
                                                                                                     -----------
                                                                                                       1,485,050
                                                                                                     -----------
           BUILDING MATERIALS (1.6%)
  11,000   Armstrong World Industries, Inc.........................................................      663,437
   5,500   Vulcan Materials Co.....................................................................      723,594
                                                                                                     -----------
                                                                                                       1,387,031
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.8%)
  13,000   Whirlpool Corp..........................................................................      719,875
                                                                                                     -----------
           CONSUMER SUNDRIES (0.8%)
  17,000   American Greetings Corp. (Class A)......................................................      698,062
                                                                                                     -----------
           CONTAINERS/PACKAGING (0.8%)
  23,000   Crown Cork & Seal Co., Inc..............................................................      708,687
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (0.3%)
   3,600   Providian Financial Corp................................................................      270,000
                                                                                                     -----------
           ELECTRIC UTILITIES: EAST (0.8%)
  17,000   Public Service Enterprise Group, Inc....................................................      680,000
                                                                                                     -----------
           ELECTRIC UTILITIES: SOUTH (0.8%)
  21,500   Houston Industries Inc..................................................................      690,687
                                                                                                     -----------
           FINANCE COMPANIES (2.6%)
  18,000   Associates First Capital Corp. (Class A)................................................      762,750
  10,000   Fannie Mae..............................................................................      740,000
  16,000   SLM Holding Corp........................................................................      768,000
                                                                                                     -----------
                                                                                                       2,270,750
                                                                                                     -----------
           FINANCIAL SERVICES (0.1%)
     967   Waddell & Reed Financial, Inc. (Class A)................................................       22,906
   4,163   Waddell & Reed Financial, Inc. (Class B)................................................       96,790
                                                                                                     -----------
                                                                                                         119,696
                                                                                                     -----------
           FOOD DISTRIBUTORS (0.9%)
  27,000   Supervalu, Inc..........................................................................      756,000
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HOME BUILDING (0.8%)
  21,000   Fleetwood Enterprises, Inc..............................................................  $   729,750
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.4%)
  22,600   LTC Properties, Inc.....................................................................      375,725
                                                                                                     -----------
           LIFE INSURANCE (1.2%)
   2,084   Aegon N.V. (ARS) (Netherlands)..........................................................      254,769
  10,000   Jefferson-Pilot Corp....................................................................      750,000
                                                                                                     -----------
                                                                                                       1,004,769
                                                                                                     -----------
           MAJOR BANKS (0.8%)
  23,000   KeyCorp.................................................................................      736,000
                                                                                                     -----------
           MAJOR CHEMICALS (2.4%)
   7,500   Dow Chemical Co.........................................................................      682,031
  26,500   Hercules, Inc...........................................................................      725,437
  22,500   Rohm & Haas Co..........................................................................      677,812
                                                                                                     -----------
                                                                                                       2,085,280
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (0.8%)
  13,000   Schering-Plough Corp....................................................................      718,250
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (3.3%)
  10,000   AT&T Corp...............................................................................      752,500
  12,300   Bell Atlantic Corp......................................................................      698,794
  10,500   GTE Corp................................................................................      708,094
  11,500   U.S. West, Inc..........................................................................      743,187
                                                                                                     -----------
                                                                                                       2,902,575
                                                                                                     -----------
           MEAT/POULTRY/FISH (0.8%)
  22,000   Hormel Foods Corp.......................................................................      720,500
                                                                                                     -----------
           MID - SIZED BANKS (1.8%)
  34,000   First Security Corp.....................................................................      792,625
  20,500   First Tennessee National Corp...........................................................      779,000
                                                                                                     -----------
                                                                                                       1,571,625
                                                                                                     -----------
           MOTOR VEHICLES (2.5%)
   7,829   DaimlerChrysler AG (Germany)*...........................................................      752,073
  12,700   Ford Motor Co...........................................................................      745,331
  10,100   General Motors Corp.....................................................................      722,781
                                                                                                     -----------
                                                                                                       2,220,185
                                                                                                     -----------
           MULTI-LINE INSURANCE (0.8%)
   8,800   Lincoln National Corp...................................................................      719,950
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (0.8%)
  21,000   Tenneco, Inc............................................................................      715,313
                                                                                                     -----------
           NATURAL GAS DISTRIBUTION (0.8%)
  13,000   Consolidated Natural Gas Co.............................................................      702,000
                                                                                                     -----------
           NEWSPAPERS (0.4%)
  24,002   Hollinger International, Inc............................................................      334,528
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           OIL REFINERIES/MARKETING (0.8%)
  14,500   Ashland, Inc............................................................................  $   701,438
                                                                                                     -----------
           OTHER METALS/MINERALS (0.8%)
  72,000   Cyprus Amax Minerals Co.................................................................      720,000
                                                                                                     -----------
           PAINTS/COATINGS (0.8%)
  12,000   PPG Industries, Inc.....................................................................      699,000
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (5.9%)
  12,700   Boston Properties, Inc..................................................................      387,350
  30,000   Equity One, Inc.........................................................................      271,875
  23,750   Healthcare Realty Trust, Inc............................................................      529,922
   2,260   LTC Healthcare, Inc.*...................................................................        5,933
  16,600   Meditrust Corp..........................................................................      251,075
  26,780   MeriStar Hospitality Corp...............................................................      497,104
  79,047   Mid-Atlantic Realty Trust...............................................................      973,266
  23,760   New Plan Excel Realty Trust.............................................................      527,175
  15,000   Reckson Associates Realty Corp..........................................................      332,813
  74,200   Sunstone Hotel Investors, Inc...........................................................      700,263
  19,500   Tanger Factory Outlet Centers, Inc......................................................      413,156
  12,000   TriNet Corporate Realty Trust, Inc......................................................      321,000
                                                                                                     -----------
                                                                                                       5,210,932
                                                                                                     -----------
           RETAIL - SPECIALTY (0.8%)
  24,500   Limited (The), Inc......................................................................      713,563
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (2.6%)
  29,500   TCF Financial Corp......................................................................      713,531
  27,500   Washington Federal, Inc.................................................................      735,625
  20,500   Washington Mutual, Inc..................................................................      782,844
                                                                                                     -----------
                                                                                                       2,232,000
                                                                                                     -----------
           SMALLER BANKS (0.9%)
  12,000   Wilmington Trust Corp...................................................................      738,750
                                                                                                     -----------
           STEEL/IRON ORE (0.8%)
  30,000   USX-U.S. Steel Group, Inc...............................................................      690,000
                                                                                                     -----------
           TOBACCO (1.6%)
  12,500   Philip Morris Companies, Inc............................................................      668,750
  20,500   UST, Inc................................................................................      714,938
                                                                                                     -----------
                                                                                                       1,383,688
                                                                                                     -----------
           UTILITIES - ELECTRIC (0.8%)
  25,200   TECO Energy, Inc........................................................................      710,325
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $38,442,308)...........................................................   40,540,734
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           CONVERTIBLE PREFERRED STOCKS (21.1%)
           ACCIDENT & HEALTH INSURANCE (0.4%)
  15,000   AmerUs Life Holdings, Inc. $2.21........................................................  $   360,000
                                                                                                     -----------
           APPAREL (0.4%)
  10,000   Warnaco Group, Inc. $3.00...............................................................      360,000
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.4%)
  12,000   BTI Capital Trust $3.25 - 144A**........................................................      270,756
   3,700   Walbro Capital Trust $2.00..............................................................       49,025
                                                                                                     -----------
                                                                                                         319,781
                                                                                                     -----------
           BANKING (0.7%)
  19,500   WBK Strypes Trust $3.14.................................................................      615,469
                                                                                                     -----------
           BOOKS/MAGAZINES (0.7%)
  25,000   Reader's Digest Association, Inc $1.93..................................................      650,000
                                                                                                     -----------
           BROADCASTING (0.0%)
   4,000   Triathlon Broadcasting Co. $0.95........................................................       37,000
                                                                                                     -----------
           CELLULAR TELEPHONE (0.2%)
   4,500   Qualcomm Financial Trust $2.88..........................................................      193,783
                                                                                                     -----------
           COMPUTER SOFTWARE (0.9%)
   8,000   Microsoft Corp. (Series A) $2.196.......................................................      782,000
                                                                                                     -----------
           CONSUMER SUNDRIES (0.7%)
  12,000   Newell Financial Trust I $2.63..........................................................      638,628
                                                                                                     -----------
           CONTAINERS/PACKAGING (1.2%)
  20,000   Sealed Air Corp. (Series A) $2.00.......................................................    1,037,500
                                                                                                     -----------
           E.D.P. SERVICES (0.8%)
  12,500   Unisys Corp. (Series A) $3.75...........................................................      734,375
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.8%)
  28,000   Ingersoll-Rand Co. $1.69................................................................      665,000
                                                                                                     -----------
           INVESTMENT BANKERS/
           BROKERS/SERVICES (1.3%)
  15,940   Merrill Lynch & Co., Inc. $2.39 (exchangeable into IMC Global, Inc. common stock).......      378,575
  10,000   Merrill Lynch & Co., Inc. $4.09 (exchangeable into SunAmerica, Inc. common stock).......      745,000
                                                                                                     -----------
                                                                                                       1,123,575
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (0.2%)
   2,500   American Heritage Life Investment Corp. $4.25...........................................  $   166,562
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (0.7%)
  12,330   Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda)............................      645,784
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (0.9%)
  14,000   Premier Parks, Inc. $4.05...............................................................      829,500
                                                                                                     -----------
           NON - U.S. BANKS (0.8%)
  25,200   National Australia Bank, Ltd. $1.97 (Australia) (Units)(++).............................      702,450
                                                                                                     -----------
           OIL REFINERIES/MARKETING (0.8%)
  50,000   Tesoro Petroleum Corp. $1.16............................................................      675,000
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.8%)
  20,000   Cendant Corp. $3.75.....................................................................      667,500
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.6%)
  19,400   Metromedia International Group, Inc. $3.63..............................................      514,100
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.2%)
  13,000   Estee Lauder Co. $3.80..................................................................    1,007,500
                                                                                                     -----------
           PROPERTY - CASUALTY INSURANCE (0.5%)
  40,000   Philadelphia Consolidated Holding Co. $0.70.............................................      395,000
                                                                                                     -----------
           RAILROADS (0.8%)
  15,000   Union Pacific Capital Trust $3.13 - 144A**..............................................      692,340
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (2.0%)
  13,700   Camden Property Trust (Series A) $2.25..................................................      324,519
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................      210,937
   1,085   Equity Residential Properties Trust (Series J) $2.15....................................       28,753
  14,130   FelCor Lodging Trust, Inc. (Series A) $1.95.............................................      268,470
  40,000   SL Green Realty Corp. $2.00.............................................................      930,000
                                                                                                     -----------
                                                                                                       1,762,679
                                                                                                     -----------
           SMALLER BANKS (1.0%)
  30,000   CNB Capital Trust I $1.50...............................................................      841,875
                                                                                                     -----------
           SPECIALTY STEEL (0.5%)
  35,000   USX Corp. $1.44 (exchangeable into RTI International Metals, Inc. common stock).........      479,080
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
   7,150   EchoStar Communications Corp. (Series C) $3.38..........................................  $   664,950
                                                                                                     -----------
           UTILITIES (1.0%)
  19,000   CalEnergy Capital Trust III $3.25.......................................................      917,947
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $19,801,870)...........................................................   18,479,378
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (27.5%)
           CONVERTIBLE BONDS (9.0%)
           ASSISTED LIVING SERVICES (0.9%)
$    680   American Retirement Corp.
             5.75% due 10/01/02............................................................      571,200
     280   Emeritus Corp. - 144A**
             6.25% due 01/01/06............................................................      185,105
                                                                                             -----------
                                                                                                 756,305
                                                                                             -----------
           AUTO PARTS: O.E.M. (0.3%)
     350   MascoTech, Inc.
             4.50% due 12/15/03............................................................      286,562
                                                                                             -----------
           BOOKS/MAGAZINES (0.1%)
      70   Nelson (Thomas), Inc.
             5.75% due 11/30/99............................................................       69,912
                                                                                             -----------
           CELLULAR TELEPHONE (0.2%)
     400   U.S. Cellular Corp.
             0.00% due 06/15/15............................................................      164,180
                                                                                             -----------
           DIVERSIFIED MANUFACTURING (0.2%)
     175   Mark IV Industries, Inc.
             4.75% due 11/01/04............................................................      139,946
                                                                                             -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
     200   Thermo Fibertek, Inc. - 144A**
             4.50% due 07/15/04............................................................      170,688
                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (2.5%)
$    800   Bell Atlantic Financial Service - 144A** (exchangeable into Cable & Wireless
             Communications common stock)
             4.25% due 09/15/05............................................................  $   834,632
   1,300   Bell Atlantic Financial Service - 144A** (exchangeable into Telecom Corporation of New Zealand common stock)
             5.75% due 04/01/03............................................................    1,341,912
                                                                                             -----------
                                                                                               2,176,544
                                                                                             -----------
           MANAGED HEALTH CARE (0.7%)
     800   Concentra Managed Care, Inc. - 144A**
             4.50% due 03/15/03............................................................      603,000
                                                                                             -----------
           MEDICAL EQUIPMENT & SUPPLIES (0.2%)
     300   ThermoTrex Corp.
             3.25% due 11/01/07............................................................      213,000
                                                                                             -----------
           REAL ESTATE INVESTMENT TRUST (1.0%)
     560   Capstar Hotel Corp.
             4.75% due 10/15/04............................................................      401,990
     575   Healthcare Realty Trust
             6.55% due 03/14/02............................................................      517,141
                                                                                             -----------
                                                                                                 919,131
                                                                                             -----------
           RENTAL/LEASING COMPANIES (1.1%)
   1,000   Financial Federal Corp. - 144A**
             4.50% due 05/01/05............................................................      998,750
                                                                                             -----------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
     150   Pharmaceutical Marketing Services, Inc. (Eurobond)
             6.25% due 02/01/03............................................................      146,345
                                                                                             -----------
           SHOE MANUFACTURING (1.4%)
   1,000   Genesco, Inc. - 144A**
             5.50% due 04/15/05............................................................      677,500
     765   Nine West Group, Inc.
             5.50% due 07/15/03............................................................      600,464
                                                                                             -----------
                                                                                               1,277,964
                                                                                             -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $8,799,970)....................................................    7,922,327
                                                                                             -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
           NON-CONVERTIBLE BONDS (18.5%)
           BOOKS/MAGAZINES (1.7%)
$    800   Big Flower Press, Inc.
             8.875% due 07/01/07...........................................................  $   816,000
     600   Garden State Newspapers, Inc.
             12.00% due 07/01/04...........................................................      654,000
                                                                                             -----------
                                                                                               1,470,000
                                                                                             -----------
           BROADCASTING (1.2%)
   1,000   Young Broadcasting Corp.
             11.75% due 11/15/04...........................................................    1,070,000
                                                                                             -----------
           BUILDING MATERIALS (0.6%)
     500   USG Corp. (Series B)
             9.25% due 09/15/01............................................................      536,975
                                                                                             -----------
           CABLE TELEVISION (2.9%)
   2,400   Continental Cablevision, Inc.
             11.00% due 06/01/07...........................................................    2,575,680
                                                                                             -----------
           CELLULAR TELEPHONE (0.9%)
     700   Sprint Spectrum L.P.
             11.00% due 08/15/06...........................................................      808,500
                                                                                             -----------
           CONTAINERS/PACKAGING (2.3%)
   1,875   Huntsman Polymers Corp.
             11.75% due 12/01/04...........................................................    1,971,094
                                                                                             -----------
           DIVERSIFIED FINANCIAL SERVICES (3.2%)
   2,600   Videotron Group Ltd. (Canada)
             10.625% due 02/15/05..........................................................    2,790,684
                                                                                             -----------
           FOREST PRODUCTS (1.0%)
     800   SD Warren Co. (Series B)
             12.00% due 12/15/04...........................................................      872,000
                                                                                             -----------
           MANAGED HEALTH CARE (0.8%)
     700   Healthsouth Corp.
             9.50% due 04/01/01............................................................      717,500
                                                                                             -----------
           SPECIALTY STEEL (2.9%)
   1,900   AK Steel Corp.
             10.75% due 04/01/04...........................................................    1,985,500
     600   Ivaco, Inc. (Canada)
             11.50% due 09/15/05...........................................................      582,000
                                                                                             -----------
                                                                                               2,567,500
                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
           TEXTILES (1.0%)
$    862   Dan River, Inc.
             10.125% due 12/15/03..........................................................  $   892,170
                                                                                             -----------
           TOTAL NON-CONVERTIBLE BONDS
           (IDENTIFIED COST $16,762,378)...................................................   16,272,103
                                                                                             -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $25,562,348)...................................................   24,194,430
                                                                                             -----------

           SHORT-TERM INVESTMENTS (4.3%)
           U.S. GOVERNMENT AGENCY (a) (1.7%)
   1,500   Federal National Mortgage Assoc. 5.12% due 01/07/99 (AMORTIZED COST
             $1,498,720)...................................................................    1,498,720
                                                                                             -----------

           REPURCHASE AGREEMENT (2.6%)
$  2,302   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $2,303,402)
             (b) (IDENTIFIED COST $2,302,379)..............................................  $ 2,302,379
                                                                                             -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,801,099)....................................................    3,801,099
                                                                                             -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $87,607,625) (c).................................................   99.1 %   87,015,641

OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.9        753,493
                                                                                    ------  ------------

NET ASSETS........................................................................  100.0 % $ 87,769,134
                                                                                    ------  ------------
                                                                                    ------  ------------

---------------------

ARS  American Regulatory Share.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(++) Consists of one or more class of securities traded together as a unit;
     stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,324,090 U.S. Treasury Note 6.75% due 06/30/99 valued at $2,348,427.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,865,468 and the aggregate gross unrealized depreciation is $6,457,452, resulting in net unrealized depreciation of $591,984.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (99.3%)
            AEROSPACE (1.8%)
   365,000  United Technologies Corp............................................................  $   39,693,750
                                                                                                  --------------
            ALCOHOLIC BEVERAGES (1.8%)
   615,000  Anheuser-Busch Companies, Inc.......................................................      40,359,375
                                                                                                  --------------
            ALUMINUM (1.7%)
   510,000  Aluminum Co. of America.............................................................      38,026,875
                                                                                                  --------------
            AUTO PARTS: O.E.M. (1.7%)
   675,000  TRW, Inc............................................................................      37,926,562
                                                                                                  --------------
            AUTOMOTIVE AFTERMARKET (1.6%)
   720,000  Goodyear Tire & Rubber Co...........................................................      36,315,000
                                                                                                  --------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (3.5%)
   850,000  Caterpillar, Inc....................................................................      39,100,000
 1,220,000  Deere & Co..........................................................................      40,412,500
                                                                                                  --------------
                                                                                                      79,512,500
                                                                                                  --------------
            DEPARTMENT STORES (3.5%)
   650,000  May Department Stores Co............................................................      39,243,750
   910,000  Sears, Roebuck & Co.................................................................      38,675,000
                                                                                                  --------------
                                                                                                      77,918,750
                                                                                                  --------------
            DIVERSIFIED MANUFACTURING (3.5%)
   405,000  General Electric Co.................................................................      41,335,312
   515,000  Minnesota Mining & Manufacturing Co.................................................      36,629,375
                                                                                                  --------------
                                                                                                      77,964,687
                                                                                                  --------------
            ELECTRONIC DATA PROCESSING (1.9%)
   227,000  International Business Machines Corp................................................      41,938,250
                                                                                                  --------------
            FINANCE COMPANIES (3.7%)
   930,000  Associates First Capital Corp. (Class A)............................................      39,408,750
 1,090,000  Household International, Inc........................................................      43,191,250
                                                                                                  --------------
                                                                                                      82,600,000
                                                                                                  --------------
            FOOD CHAINS (1.7%)
 1,050,000  American Stores Co..................................................................      38,784,375
                                                                                                  --------------
            FOREST PRODUCTS (1.7%)
   768,000  Weyerhaeuser Co.....................................................................      39,024,000
                                                                                                  --------------
            INTEGRATED OIL COMPANIES (6.8%)
   558,000  Atlantic Richfield Co...............................................................      36,409,500
   530,000  Exxon Corp..........................................................................      38,756,250
   450,000  Mobil Corp..........................................................................      39,206,250

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
   820,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................  $   39,257,500
                                                                                                  --------------
                                                                                                     153,629,500
                                                                                                  --------------
            MAJOR BANKS (5.1%)
   768,000  Bank One Corp.......................................................................      39,216,000
   630,000  BankAmerica Corp....................................................................      37,878,750
 1,210,000  KeyCorp.............................................................................      38,720,000
                                                                                                  --------------
                                                                                                     115,814,750
                                                                                                  --------------
            MAJOR CHEMICALS (3.3%)
   420,000  Dow Chemical Co.....................................................................      38,193,750
   830,000  Eastman Chemical Co.................................................................      37,142,500
                                                                                                  --------------
                                                                                                      75,336,250
                                                                                                  --------------
            MAJOR PHARMACEUTICALS (5.7%)
   820,000  Abbott Laboratories.................................................................      40,180,000
   760,000  American Home Products Corp.........................................................      42,797,500
   330,000  Bristol-Myers Squibb Co.............................................................      44,158,125
                                                                                                  --------------
                                                                                                     127,135,625
                                                                                                  --------------
            MAJOR U.S. TELECOMMUNICATIONS (3.6%)
   695,000  Bell Atlantic Corp..................................................................      39,484,687
   638,000  U.S. West, Inc......................................................................      41,230,750
                                                                                                  --------------
                                                                                                      80,715,437
                                                                                                  --------------
            MANAGED HEALTH CARE (1.7%)
   485,000  Aetna Inc...........................................................................      38,133,125
                                                                                                  --------------
            METALS FABRICATIONS (1.7%)
 2,050,000  Timken Co...........................................................................      38,693,750
                                                                                                  --------------
            MILITARY/GOV'T/TECHNICAL (1.7%)
   730,000  Raytheon Co. (Class B)..............................................................      38,872,500
                                                                                                  --------------
            MOTOR VEHICLES (3.6%)
   692,000  Ford Motor Co.......................................................................      40,611,750
   550,000  General Motors Corp.................................................................      39,359,375
                                                                                                  --------------
                                                                                                      79,971,125
                                                                                                  --------------
            MULTI-SECTOR COMPANIES (1.8%)
 1,165,000  Tenneco, Inc........................................................................      39,682,813
                                                                                                  --------------
            NATURAL GAS (1.6%)
   686,000  Consolidated Natural Gas Co.........................................................      37,044,000
                                                                                                  --------------
            OFFICE EQUIPMENT/SUPPLIES (1.8%)
   630,000  Pitney Bowes, Inc...................................................................      41,619,375
                                                                                                  --------------
            OIL & GAS PRODUCTION (1.7%)
 1,090,000  Burlington Resources, Inc...........................................................      39,035,625
                                                                                                  --------------
            OIL REFINERIES/MARKETING (1.6%)
   750,000  Ashland, Inc........................................................................      36,281,250
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            OIL/GAS TRANSMISSION (1.8%)
 1,185,000  El Paso Energy Corp.................................................................  $   41,252,813
                                                                                                  --------------
            OTHER METALS/MINERALS (1.6%)
   700,000  Phelps Dodge Corp...................................................................      35,612,500
                                                                                                  --------------
            PACKAGE GOODS/COSMETICS (5.6%)
   900,000  Gillette Co.........................................................................      43,481,250
   780,000  Kimberly-Clark Corp.................................................................      42,510,000
   445,000  Procter & Gamble Co.................................................................      40,634,063
                                                                                                  --------------
                                                                                                     126,625,313
                                                                                                  --------------
            PACKAGED FOODS (3.3%)
   605,000  Quaker Oats Company (The)...........................................................      35,997,500
 1,400,000  Sara Lee Corp.......................................................................      39,462,500
                                                                                                  --------------
                                                                                                      75,460,000
                                                                                                  --------------
            PAINTS/COATINGS (1.7%)
   638,000  PPG Industries, Inc.................................................................      37,163,500
                                                                                                  --------------
            PAPER (1.8%)
   890,000  International Paper Co..............................................................      39,883,125
                                                                                                  --------------
            PHOTOGRAPHIC PRODUCTS (1.7%)
   516,000  Eastman Kodak Co....................................................................      37,152,000
                                                                                                  --------------
            RAILROADS (1.8%)
 1,200,000  Burlington Northern Santa Fe Corp...................................................      40,500,000
                                                                                                  --------------
            RENTAL/LEASING COMPANIES (1.7%)
 1,482,000  Ryder System, Inc...................................................................      38,532,000
                                                                                                  --------------
            SOFT DRINKS (1.8%)
 1,000,000  PepsiCo, Inc........................................................................      40,937,500
                                                                                                  --------------
            TELECOMMUNICATIONS (1.6%)
   490,000  AT&T Corp...........................................................................      36,872,500
                                                                                                  --------------
            TOBACCO (1.7%)
   700,000  Philip Morris Companies, Inc........................................................      37,450,000
                                                                                                  --------------
            UTILITIES - ELECTRIC (3.4%)
   625,000  FPL Group, Inc......................................................................      38,515,625
   960,000  Unicom Corp.........................................................................      37,020,000
                                                                                                  --------------
                                                                                                      75,535,625
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,893,499,775)....................................................   2,235,006,125
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (0.8%)
            U.S. GOVERNMENT AGENCY
$   18,200  Student Loan Marketing Assoc. 4.28% due 01/04/99 (AMORTIZED COST $18,193,509).......  $   18,193,509
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,911,693,284) (a)....................................................  100.1 %   2,253,199,634

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..........................................   (0.1)       (3,272,855)
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 2,249,926,779
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $417,648,140 and the aggregate gross unrealized depreciation is $76,141,790, resulting in net unrealized appreciation of $341,506,350.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.7%)
           ACCIDENT & HEALTH INSURANCE (2.6%)
  60,000   AFLAC, Inc.............................................................................  $  2,640,000
  18,000   UNUM Corp..............................................................................     1,050,750
                                                                                                    ------------
                                                                                                       3,690,750
                                                                                                    ------------
           AEROSPACE (1.2%)
  15,000   United Technologies Corp...............................................................     1,631,250
                                                                                                    ------------
           BIOTECHNOLOGY (3.4%)
  24,000   Amgen Inc.*............................................................................     2,508,000
  83,000   Chiron Corp.*..........................................................................     2,168,375
                                                                                                    ------------
                                                                                                       4,676,375
                                                                                                    ------------
           BUILDING MATERIALS (2.1%)
  48,500   Southdown, Inc.........................................................................     2,870,594
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (2.8%)
  55,000   Abercrombie & Fitch Co. (Class A)*.....................................................     3,891,250
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (6.2%)
  60,000   Ascend Communications, Inc.*...........................................................     3,945,000
  50,000   Cisco Systems, Inc.*...................................................................     4,640,625
                                                                                                    ------------
                                                                                                       8,585,625
                                                                                                    ------------
           COMPUTER SOFTWARE (11.7%)
  25,000   Citrix Systems, Inc.*..................................................................     2,425,000
  49,500   Compuware Corp.*.......................................................................     3,864,094
  22,000   Legato Systems, Inc.*..................................................................     1,449,250
  16,000   Microsoft Corp.*.......................................................................     2,217,000
  70,000   Network Associates, Inc.*..............................................................     4,641,875
  30,000   Synopsys, Inc.*........................................................................     1,623,750
                                                                                                    ------------
                                                                                                      16,220,969
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES (3.0%)
  42,000   Check Point Software Technologies Ltd. (Israel)*.......................................     1,916,250
  28,000   CSG Systems International, Inc.*.......................................................     2,205,000
                                                                                                    ------------
                                                                                                       4,121,250
                                                                                                    ------------
           CONTRACT DRILLING (1.0%)
 220,000   Global Industries, Ltd.*...............................................................     1,347,500
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.7%)
  25,000   HA-LO Industries, Inc.*................................................................       940,625
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (4.0%)
  33,000   FINOVA Group, Inc......................................................................     1,779,937
  50,000   Providian Financial Corp...............................................................     3,750,000
                                                                                                    ------------
                                                                                                       5,529,937
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED MANUFACTURING (5.0%)
  35,000   General Electric Co....................................................................  $  3,572,187
  45,000   Tyco International Ltd.................................................................     3,394,687
                                                                                                    ------------
                                                                                                       6,966,874
                                                                                                    ------------
           DRUG STORE CHAINS (2.1%)
  45,000   Express Scripts, Inc. (Class A)*.......................................................     2,975,625
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.9%)
  15,000   EMC Corp.*.............................................................................     1,275,000
                                                                                                    ------------
           ELECTRIC - UTILITIES (3.8%)
 110,000   AES Corp. (The)*.......................................................................     5,211,250
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.7%)
  20,000   American Power Conversion Corp.*.......................................................       967,500
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (6.3%)
  70,000   Dell Computer Corp.*...................................................................     5,123,125
  45,000   Gemstar International Group Ltd. (Virgin Islands)*.....................................     2,573,437
  28,000   Microchip Technology, Inc.*............................................................     1,032,500
                                                                                                    ------------
                                                                                                       8,729,062
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.5%)
  16,000   Jabil Circuit, Inc.*...................................................................     1,194,000
  25,000   Solectron Corp.*.......................................................................     2,323,437
                                                                                                    ------------
                                                                                                       3,517,437
                                                                                                    ------------
           FINANCE COMPANIES (2.5%)
  30,000   Capital One Financial Corp.............................................................     3,450,000
                                                                                                    ------------
           FOOD CHAINS (5.2%)
  60,000   Fred Meyer, Inc.*......................................................................     3,615,000
  59,300   Safeway Inc.*..........................................................................     3,613,594
                                                                                                    ------------
                                                                                                       7,228,594
                                                                                                    ------------
           GENERIC DRUGS (2.5%)
  55,000   Watson Pharmaceuticals, Inc.*..........................................................     3,458,125
                                                                                                    ------------
           HOME BUILDING (0.7%)
  35,000   Kaufman & Broad Home Corp..............................................................     1,006,250
                                                                                                    ------------
           LIFE INSURANCE (1.2%)
  20,000   SunAmerica Inc.........................................................................     1,622,500
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (1.3%)
  25,000   Warner-Lambert Co......................................................................     1,879,688
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.1%)
  40,500   MCI WorldCom, Inc.*....................................................................     2,905,875
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDIA CONGLOMERATES (3.1%)
  80,000   Clear Channel Communications, Inc.*....................................................  $  4,360,000
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (2.9%)
 135,000   Total Renal Care Holdings, Inc.*.......................................................     3,990,938
                                                                                                    ------------
           MID-SIZED BANKS (1.7%)
  25,000   Firstar Corp...........................................................................     2,331,250
                                                                                                    ------------
           MULTI-LINE INSURANCE (2.6%)
  75,000   American Bankers Insurance Group, Inc..................................................     3,611,836
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (2.6%)
  35,500   Lexmark International Group, Inc. (Class A)*...........................................     3,567,750
                                                                                                    ------------
           OTHER PHARMACEUTICALS (3.0%)
  70,000   Medicis Pharmaceutical Corp. (Class A)*................................................     4,173,750
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.6%)
  50,000   Staples, Inc.*.........................................................................     2,184,375
                                                                                                    ------------
           RESTAURANTS (3.2%)
  33,000   CKE Restaurants, Inc...................................................................       971,438
  50,000   Foodmaker, Inc.*.......................................................................     1,103,125
  27,500   Outback Steakhouse, Inc.*..............................................................     1,093,125
  28,000   Papa John's International, Inc.........................................................     1,232,000
                                                                                                    ------------
                                                                                                       4,399,688
                                                                                                    ------------
           TOBACCO (1.5%)
  38,000   Philip Morris Companies, Inc...........................................................     2,033,000
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $106,861,589).........................................................   135,352,492
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (1.6%)
           REPURCHASE AGREEMENT
$  2,279   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $2,280,145) (a)
             (IDENTIFIED COST $2,279,132).........................................................  $  2,279,132
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $109,140,721) (b)........................................................   99.3 %   137,631,624

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.7         971,486
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 138,603,110
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $2,300,630 U.S. Treasury Note 6.75% due 06/30/99 valued at $2,324,715.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,231,279 and the aggregate gross unrealized depreciation is $740,376, resulting in net unrealized appreciation of $28,490,903.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (97.5%)
            AUSTRALIA (2.5%)
            BANKING
   410,000  Australia & New Zealand Banking Group Ltd.............................................  $  2,677,636
                                                                                                    ------------
            BUILDING MATERIALS
 1,150,000  Pioneer International Ltd.............................................................     2,426,126
                                                                                                    ------------
            CONTAINERS/PACKAGING
   600,000  Amcor Ltd.............................................................................     2,558,394
                                                                                                    ------------
            OIL & GAS PRODUCTION
   820,000  Santos Ltd............................................................................     2,196,263
                                                                                                    ------------
            PRECIOUS METALS
 2,640,000  Normandy Mining Ltd...................................................................     2,437,684
                                                                                                    ------------

            TOTAL AUSTRALIA.......................................................................    12,296,103
                                                                                                    ------------

            CANADA (2.5%)
            ALUMINUM
    90,000  Alcan Aluminium Ltd...................................................................     2,440,379
                                                                                                    ------------
            BANKING
    80,000  Toronto-Dominion Bank.................................................................     2,812,153
                                                                                                    ------------
            CANADIAN OIL & GAS
   149,000  Imperial Oil Ltd......................................................................     2,390,036
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   143,600  EdperBrascan Corp. (Class A)..........................................................     1,998,484
                                                                                                    ------------
            OIL/GAS TRANSMISSION
    57,700  Enbridge Inc..........................................................................     2,657,857
                                                                                                    ------------
            TOTAL CANADA..........................................................................    12,298,909
                                                                                                    ------------

            FRANCE (6.1%)
            AUTO PARTS: O.E.M.
    65,000  Compagnie Generale des Etablissements Michelin (B Shares).............................     2,599,442
                                                                                                    ------------
            BANKING
    18,000  Societe Generale (Series A)...........................................................     2,914,810
                                                                                                    ------------
            BUILDING MATERIALS
    28,000  Lafarge S.A...........................................................................     2,660,368
                                                                                                    ------------
            CONTAINERS/PACKAGING
    55,000  Compagnie Generale d'Industrie et de Participations...................................     3,031,116
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    18,500  Compagnie de Saint-Gobain.............................................................     2,611,788
                                                                                                    ------------
            ELECTRICAL PRODUCTS
    22,000  Alcatel...............................................................................     2,692,576
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            FARMING/SEEDS/MILLING
    15,000  Eridania Beghin-Say S.A...............................................................  $  2,595,416
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    19,500  Elf Aquitaine S.A.....................................................................     2,254,013
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    33,000  Compagnie Financiere de Paribas.......................................................     2,867,948
     4,725  Societe Eurafrance S.A................................................................     3,128,187
                                                                                                    ------------
                                                                                                       5,996,135
                                                                                                    ------------
            OIL REFINERIES/MARKETING
    22,000  Total S.A. (B Shares).................................................................     2,228,067
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    29,583,731
                                                                                                    ------------

            GERMANY (5.5%)
            APPAREL
     1,400  Hugo Boss AG (Pref.)..................................................................     2,691,014
                                                                                                    ------------
            BANKING
    80,000  Commerzbank AG........................................................................     2,532,436
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
     9,000  MAN AG................................................................................     2,648,967
                                                                                                    ------------
            ELECTRICAL PRODUCTS
    37,000  Siemens AG............................................................................     2,389,176
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
   110,000  Bilfinger & Berger Bau AG.............................................................     2,808,145
                                                                                                    ------------
            MAJOR CHEMICALS
    65,000  BASF AG...............................................................................     2,483,181
    65,000  Bayer AG..............................................................................     2,715,492
                                                                                                    ------------
                                                                                                       5,198,673
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    50,000  RWE AG................................................................................     2,740,570
    15,000  Thyssen AG............................................................................     2,785,019
    45,000  VEBA AG...............................................................................     2,694,918
                                                                                                    ------------
                                                                                                       8,220,507
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    26,488,918
                                                                                                    ------------

            HONG KONG (2.4%)
            AIRLINES
   500,000  Swire Pacific Ltd. (Class A)..........................................................     2,239,692
                                                                                                    ------------
            REAL ESTATE
   350,000  Cheung Kong (Holdings) Ltd............................................................     2,518,847
   500,000  Henderson Land Development Co., Ltd...................................................     2,588,232
                                                                                                    ------------
                                                                                                       5,107,079
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS
 1,200,000  Hong Kong Telecommunications Ltd......................................................  $  2,098,986
                                                                                                    ------------
            UTILITIES
   650,000  Hong Kong Electric Holdings Ltd.......................................................     1,971,833
                                                                                                    ------------

            TOTAL HONG KONG.......................................................................    11,417,590
                                                                                                    ------------
            ITALY (2.4%)
            BANKING
   175,000  Istituto Bancario San Paolo di Torino SpA.............................................     3,094,344
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
 2,000,000  Montedison SpA........................................................................     2,658,351
                                                                                                    ------------
            OIL & GAS PRODUCTION
   475,000  Ente Nazionale Idrocarburi SpA........................................................     3,106,455
                                                                                                    ------------
            TELECOMMUNICATIONS
   450,000  Telecom Italia SpA....................................................................     2,833,959
                                                                                                    ------------

            TOTAL ITALY...........................................................................    11,693,109
                                                                                                    ------------
            JAPAN (18.8%)
            AIR FREIGHT/DELIVERY SERVICES
   380,000  Yamato Transport Co., Ltd.............................................................     5,303,887
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   425,000  Kirin Brewery Co., Ltd................................................................     5,406,360
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
   563,000  Sharp Corp............................................................................     5,067,995
    65,000  Sony Corp.............................................................................     4,725,707
                                                                                                    ------------
                                                                                                       9,793,702
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   804,000  Hitachi, Ltd..........................................................................     4,971,731
   100,000  Kyocera Corp..........................................................................     5,273,852
   280,000  Matsushita Electric Industrial Co., Ltd...............................................     4,944,523
   575,000  NEC Corp..............................................................................     5,282,685
                                                                                                    ------------
                                                                                                      20,472,791
                                                                                                    ------------
            ELECTRICAL PRODUCTS
   519,000  Matsushita Electric Works, Ltd........................................................     5,295,451
                                                                                                    ------------
            ELECTRONIC COMPONENTS
    60,000  TDK Corp..............................................................................     5,475,265
                                                                                                    ------------
            HOME BUILDING
   470,000  Sekisui House Ltd.....................................................................     4,961,572
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INDUSTRIAL MACHINERY/COMPONENTS
 1,150,000  Mitsubishi Heavy Industries Ltd.......................................................  $  4,469,965
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
   137,000  Takeda Chemical Industries............................................................     5,264,576
                                                                                                    ------------
            MOTOR VEHICLES
   135,000  Honda Motor Co........................................................................     4,424,470
   187,000  Toyota Motor Corp.....................................................................     5,071,466
                                                                                                    ------------
                                                                                                       9,495,936
                                                                                                    ------------
            OTHER PHARMACEUTICALS
   180,000  Taisho Pharmaceutical Co., Ltd........................................................     4,945,230
                                                                                                    ------------
            RECREATIONAL PRODUCTS/TOYS
    50,300  Nintendo Co., Ltd.....................................................................     4,865,592
                                                                                                    ------------
            TOBACCO
       510  Japan Tobacco, Inc....................................................................     5,090,989
                                                                                                    ------------

            TOTAL JAPAN...........................................................................    90,841,316
                                                                                                    ------------

            NETHERLANDS (3.3%)
            AIRLINES
    85,000  KLM Royal Dutch Air Lines NV..........................................................     2,568,768
                                                                                                    ------------
            BANKING
   130,000  ABN-AMRO Holding NV...................................................................     2,732,110
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    40,000  Koninklijke (Royal) Philips Electronics NV............................................     2,681,564
                                                                                                    ------------
            SPECIALTY CHEMICALS
    25,000  DSM NV................................................................................     2,374,302
                                                                                                    ------------
            STEEL/IRON ORE
    90,000  Koninklijke Hoogovens NV..............................................................     2,490,024
                                                                                                    ------------
            TELECOMMUNICATIONS
    60,000  KPN NV................................................................................     3,000,798
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................    15,847,566
                                                                                                    ------------

            SPAIN (1.7%)
            BANKING
    35,000  Banco Popular Espanol S.A.............................................................     2,638,997
                                                                                                    ------------
            OIL REFINERIES/MARKETING
    50,000  Repsol S.A............................................................................     2,667,183
                                                                                                    ------------
            UTILITIES
   100,000  Endesa S.A............................................................................     2,649,567
                                                                                                    ------------

            TOTAL SPAIN...........................................................................     7,955,747
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SWEDEN (3.0%)
            BANKING
   414,000  Nordbanken Holding AB.................................................................  $  2,656,302
                                                                                                    ------------
            BUILDING MATERIALS
    80,800  Skanska AB (B Shares).................................................................     2,243,198
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
   155,000  Electrolux AB (Series B)..............................................................     2,667,962
                                                                                                    ------------
            MOTOR VEHICLES
    97,000  Volvo AB (B Shares)...................................................................     2,226,171
                                                                                                    ------------
            PAPER
   107,000  Svenska Cellulosa AB..................................................................     2,336,850
                                                                                                    ------------
            REAL ESTATE
    52,700  Drott AB (B Shares)*..................................................................       484,441
                                                                                                    ------------
            TOOLS/HARDWARE
   120,000  Sandvik AB (B Shares).................................................................     2,072,922
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................    14,687,846
                                                                                                    ------------

            SWITZERLAND (5.0%)
            BANKING
    13,000  UBS AG (Registered)...................................................................     3,994,175
                                                                                                    ------------
            INSURANCE
     1,500  Schweizerische Rueckversicherungs-Gesellschaft........................................     3,910,812
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
     2,100  Novartis AG - Bearer..................................................................     4,128,140
                                                                                                    ------------
            PACKAGED FOODS
     1,900  Nestle S.A............................................................................     4,136,149
                                                                                                    ------------
            TELECOMMUNICATIONS
     9,500  Swisscom AG*..........................................................................     3,977,066
                                                                                                    ------------
            TOBACCO
     2,850  Compagnie Financiere Richemont AG (Series A)..........................................     4,029,632
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    24,175,974
                                                                                                    ------------
            UNITED KINGDOM (10.7%)
            AIRLINES
   500,000  British Airways PLC...................................................................     3,355,267
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   241,615  Bass PLC..............................................................................     3,500,790
                                                                                                    ------------
            BANKING
   175,000  National Westminster Bank PLC.........................................................     3,358,579
   220,000  Royal Bank of Scotland Group PLC......................................................     3,497,261
                                                                                                    ------------
                                                                                                       6,855,840
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CLOTHING/SHOE/ACCESSORY STORES
   425,000  Next PLC..............................................................................  $  3,476,562
                                                                                                    ------------
            ENVIRONMENTAL SERVICES
 1,475,000  Cookson Group PLC.....................................................................     3,199,613
                                                                                                    ------------
            MEDIA CONGLOMERATES
   850,000  Rank Group PLC........................................................................     3,258,397
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   435,000  Hanson PLC............................................................................     3,437,711
                                                                                                    ------------
            OTHER METALS/MINERALS
   260,000  Rio Tinto PLC.........................................................................     3,009,433
                                                                                                    ------------
            PAPER
 1,750,000  Arjo Wiggins Appleton PLC.............................................................     3,274,542
                                                                                                    ------------
            STEEL/IRON ORE
 1,950,000  British Steel PLC.....................................................................     2,873,814
                                                                                                    ------------
            TOBACCO
   350,000  British American Tobacco PLC..........................................................     3,063,001
                                                                                                    ------------
            UTILITIES
   400,000  National Grid Group PLC...............................................................     3,177,672
   375,000  National Power PLC....................................................................     3,216,586
                                                                                                    ------------
                                                                                                       6,394,258
                                                                                                    ------------
            WATER SUPPLY
   230,000  Hyder PLC.............................................................................     2,875,470
   121,500  Hyder PLC (Pref.)*....................................................................       238,915
   185,000  Severn Trent PLC......................................................................     3,133,874
                                                                                                    ------------
                                                                                                       6,248,259
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................    51,947,487
                                                                                                    ------------

            UNITED STATES (33.6%)
            AEROSPACE
    84,000  Northrop Grumman Corp.................................................................     6,142,500
                                                                                                    ------------
            ALUMINUM
    89,000  Aluminum Co. of America...............................................................     6,636,062
                                                                                                    ------------
            AUTOMOTIVE AFTERMARKET
   124,000  Goodyear Tire & Rubber Co.............................................................     6,254,250
                                                                                                    ------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS
   205,000  Deere & Co............................................................................     6,790,625
                                                                                                    ------------
            CONTAINERS/PACKAGING
   215,000  Crown Cork & Seal Co., Inc............................................................     6,624,687
                                                                                                    ------------
            DISCOUNT CHAINS
   130,000  Dayton-Hudson Corp....................................................................     7,052,500
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    87,000  Minnesota Mining & Manufacturing Co...................................................     6,187,875
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES: EAST
   141,000  GPU, Inc..............................................................................  $  6,230,437
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
    37,000  International Business Machines Corp..................................................     6,835,750
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
   152,000  Fluor Corp............................................................................     6,469,500
                                                                                                    ------------
            FINANCE COMPANIES
   162,000  Associates First Capital Corp. (Class A)..............................................     6,864,750
                                                                                                    ------------
            FOOD CHAINS
   104,000  Albertson's, Inc......................................................................     6,623,500
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    78,000  Chevron Corp..........................................................................     6,469,125
                                                                                                    ------------
            MAJOR BANKS
   110,000  BankAmerica Corp......................................................................     6,613,750
   205,000  KeyCorp...............................................................................     6,560,000
                                                                                                    ------------
                                                                                                      13,173,750
                                                                                                    ------------
            MAJOR CHEMICALS
    71,000  Dow Chemical Co.......................................................................     6,456,563
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    51,000  Bristol-Myers Squibb Co...............................................................     6,824,438
                                                                                                    ------------
            MOTOR VEHICLES
   115,000  Ford Motor Co.........................................................................     6,749,063
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   188,900  Tenneco, Inc..........................................................................     6,434,406
                                                                                                    ------------
            NATURAL GAS
   120,000  Consolidated Natural Gas Co...........................................................     6,480,000
                                                                                                    ------------
            OIL REFINERIES/MARKETING
   130,000  Ashland, Inc..........................................................................     6,288,750
                                                                                                    ------------
            OTHER METALS/MINERALS
   115,000  Phelps Dodge Corp.....................................................................     5,850,625
                                                                                                    ------------
            PAPER
   150,000  International Paper Co................................................................     6,721,875
                                                                                                    ------------
            PHOTOGRAPHIC PRODUCTS
    87,000  Eastman Kodak Co......................................................................     6,264,000
                                                                                                    ------------
            TOBACCO
   120,000  Philip Morris Companies, Inc..........................................................     6,420,000
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................   162,845,031
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $427,460,315)........................................................   472,079,327
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (2.1%)
           U.S. GOVERNMENT AGENCY
$ 10,000   Student Loan Marketing Assoc. 4.28% due 01/04/99 (AMORTIZED COST $9,996,433)...  $  9,996,433
                                                                                            ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $437,456,748) (b)........................................................   99.6 %   482,075,760

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4       2,151,804
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 484,227,564
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $72,418,201 and the aggregate gross unrealized depreciation is $27,799,189, resulting in net unrealized appreciation of $44,619,012.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 1998:

  CONTRACT TO           IN         DELIVERY    UNREALIZED
    RECEIVE        EXCHANGE FOR      DATE     APPRECIATION
------------------------------------------------------------
$      494,797       GBP 295,348   01/04/99  $        5,730
                                                     ------
                                                     ------

CURRENCY ABBREVIATION:

GBP        British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                             PERCENT
                                                                                OF
                                                                               NET
INDUSTRY                                                          VALUE       ASSETS
-------------------------------------------------------------------------------------
Aerospace...................................................  $   6,142,500    1.3%
Air Freight/Delivery Services...............................      5,303,887    1.1
Airlines....................................................      8,163,727    1.7
Alcoholic Beverages.........................................      8,907,150    1.8
Aluminum....................................................      9,076,441    1.9
Apparel.....................................................      2,691,014    0.6
Auto Parts: O.E.M...........................................      2,599,442    0.5
Automotive Aftermarket......................................      6,254,250    1.3
Banking.....................................................     32,908,803    6.8
Building Materials..........................................      7,329,692    1.5
Canadian Oil & Gas..........................................      2,390,036    0.5
Clothing/Shoe/Accessory Stores..............................      3,476,562    0.7
Construction/Agricultural Equipment/Trucks..................      6,790,625    1.4
Consumer Electronics/Appliances.............................     12,461,664    2.6
Containers/Packaging........................................     12,214,197    2.5
Discount Chains.............................................      7,052,500    1.5
Diversified Electronic Products.............................     23,154,355    4.8
Diversified Manufacturing...................................     11,448,630    2.4
Electric Utilities: East....................................      6,230,437    1.3
Electrical Products.........................................     10,377,203    2.1
Electronic Components.......................................      5,475,265    1.1
Electronic Data Processing..................................      6,835,750    1.4
Engineering & Construction..................................      9,277,645    1.9
Environmental Services......................................      3,199,613    0.7
Farming/Seeds/Milling.......................................      2,595,416    0.5
Finance Companies...........................................      6,864,750    1.4
Food Chains.................................................      6,623,500    1.4
Home Building...............................................      4,961,572    1.0
Industrial Machinery/Components.............................      4,469,965    0.9
Insurance...................................................      3,910,812    0.8
Integrated Oil Companies....................................      8,723,138    1.8

                                                                             PERCENT
                                                                                OF
                                                                               NET
INDUSTRY                                                          VALUE       ASSETS
-------------------------------------------------------------------------------------
Major Banks.................................................  $  13,173,750    2.7%
Major Chemicals.............................................     11,655,236    2.4
Major Pharmaceuticals.......................................     16,217,154    3.4
Media Conglomerates.........................................      3,258,397    0.7
Motor Vehicles..............................................     18,471,170    3.8
Multi-Sector Companies......................................     28,745,594    5.9
Natural Gas.................................................      6,480,000    1.3
Oil & Gas Production........................................      5,302,718    1.1
Oil Refineries/Marketing....................................     11,184,000    2.3
Oil/Gas Transmission........................................      2,657,857    0.6
Other Metals/Minerals.......................................      8,860,058    1.8
Other Pharmaceuticals.......................................      4,945,230    1.0
Packaged Foods..............................................      4,136,149    0.9
Paper.......................................................     12,333,267    2.5
Photographic Products.......................................      6,264,000    1.3
Precious Metals.............................................      2,437,684    0.5
Real Estate.................................................      5,591,520    1.2
Recreational Products/Toys..................................      4,865,592    1.0
Specialty Chemicals.........................................      2,374,302    0.5
Steel/Iron Ore..............................................      5,363,838    1.1
Telecommunications..........................................     11,910,809    2.5
Tobacco.....................................................     18,603,622    3.8
Tools/Hardware..............................................      2,072,922    0.4
U.S. Government Agency......................................      9,996,433    2.1
Utilities...................................................     11,015,658    2.3
Water Supply................................................      6,248,259    1.3
                                                              -------------    ---
                                                              $ 482,075,760   99.6%
                                                              -------------    ---
                                                              -------------    ---

                                                                             PERCENT
                                                                                OF
                                                                               NET
TYPE OF INVESTMENT                                                VALUE       ASSETS
-------------------------------------------------------------------------------------
Common Stocks...............................................  $ 469,149,398   96.9%
Preferred Stocks............................................      2,929,929    0.6
Short-Term Investment.......................................      9,996,433    2.1
                                                              -------------    ---
                                                              $ 482,075,760   99.6%
                                                              -------------    ---
                                                              -------------    ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED
            STOCKS AND RIGHTS (92.3%)
            DENMARK (1.5%)
            MAJOR PHARMACEUTICALS
    33,950  Novo-Nordisk AS (Series B)............................................................  $  4,464,308
                                                                                                    ------------
            TELECOMMUNICATIONS
    25,600  Tele Danmark AS.......................................................................     3,442,455
                                                                                                    ------------

            TOTAL DENMARK.........................................................................     7,906,763
                                                                                                    ------------
            FINLAND (2.6%)
            ELECTRONICS
   108,000  Nokia Oyj (A Shares)..................................................................    13,138,428
                                                                                                    ------------
            FRANCE (12.3%)
            BANKING
    88,605  Banque Nationale de Paris.............................................................     7,296,155
                                                                                                    ------------
            BROADCASTING
    38,000  Societe Television Francaise 1........................................................     6,765,437
                                                                                                    ------------
            CONSUMER SPECIALTIES
    50,940  Societe BIC S.A.......................................................................     2,825,594
                                                                                                    ------------
            ELECTRICAL PRODUCTS
    55,480  Alcatel...............................................................................     6,790,187
                                                                                                    ------------
            FOOD CHAINS
    12,000  Carrefour S.A.........................................................................     9,058,994
    45,250  Etablissements Economiques du Casino Guichard-Perrachon S.A...........................     4,712,277
                                                                                                    ------------
                                                                                                      13,771,271
                                                                                                    ------------
            HOTELS/RESORTS
    22,930  Accor S.A.............................................................................     4,964,536
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    49,440  Elf Aquitaine S.A.....................................................................     5,714,789
                                                                                                    ------------
            MULTI-LINE INSURANCE
    71,500  AXA...................................................................................    10,362,875
                                                                                                    ------------
            OTHER PHARMACEUTICALS
    26,550  Sanofi S.A............................................................................     4,370,605
                                                                                                    ------------
            TOTAL FRANCE..........................................................................    62,861,449
                                                                                                    ------------
            GERMANY (10.6%)
            APPAREL
     1,490  Hugo Boss AG (Pref.)..................................................................     2,864,008
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            BANKING
    95,200  Bayerische Vereinsbank AG.............................................................  $  7,462,518
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    81,000  Mannesmann AG.........................................................................     9,293,008
                                                                                                    ------------
            MAJOR CHEMICALS
   120,130  Hoechst AG............................................................................     4,986,174
                                                                                                    ------------
            MOTOR VEHICLES
     5,100  Bayerische Motoren Werke (BMW) AG.....................................................     3,961,016
   137,541  Volkswagen AG.........................................................................    10,988,079
                                                                                                    ------------
                                                                                                      14,949,095
                                                                                                    ------------
            MULTI-LINE INSURANCE
    23,450  Allianz AG............................................................................     8,606,409
                                                                                                    ------------
            UTILITIES
    97,000  VEBA AG...............................................................................     5,809,046
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    53,970,258
                                                                                                    ------------

            ITALY (5.6%)
            BANKING
 2,100,000  Banca di Roma*........................................................................     3,560,615
 1,367,700  Unicredito Italiano SpA...............................................................     8,112,281
                                                                                                    ------------
                                                                                                      11,672,896
                                                                                                    ------------
            BROADCASTING
   830,000  Mediaset SpA..........................................................................     6,734,892
                                                                                                    ------------
            TELECOMMUNICATIONS
 1,203,500  Telecom Italia SpA....................................................................    10,275,736
                                                                                                    ------------

            TOTAL ITALY...........................................................................    28,683,524
                                                                                                    ------------

            NETHERLANDS (11.8%)
            BOOKS/MAGAZINES
   200,000  VNU NV................................................................................     7,533,919
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
   115,235  Koninklijke (Royal) Philips Electronics NV............................................     7,725,251
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
   155,089  ING Groep NV..........................................................................     9,448,093
                                                                                                    ------------
            E.D.P. SERVICES
   100,000  Getronics NV..........................................................................     4,948,125
                                                                                                    ------------
            FOOD CHAINS
   240,176  Koninklijke Ahold NV..................................................................     8,868,430
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INTEGRATED OIL COMPANIES
   105,440  Royal Dutch Petroleum Co..............................................................  $  5,245,352
                                                                                                    ------------
            LIFE INSURANCE
    89,537  Aegon NV..............................................................................    10,985,492
                                                                                                    ------------
            TELECOMMUNICATIONS
   107,000  KPN NV................................................................................     5,351,423
                                                                                                    ------------
            TOTAL NETHERLANDS.....................................................................    60,106,085
                                                                                                    ------------

            SPAIN (3.9%)
            BANKING
   418,849  Banco Bilbao Vizcaya S.A..............................................................     6,567,113
    61,842  Banco Popular Espanol S.A.............................................................     4,662,881
                                                                                                    ------------
                                                                                                      11,229,994
                                                                                                    ------------
            TELECOMMUNICATIONS
   189,094  Telefonica S.A........................................................................     8,408,027
   189,094  Telefonica S.A (Rights)*..............................................................       167,894
                                                                                                    ------------
                                                                                                       8,575,921
                                                                                                    ------------
            TOTAL SPAIN...........................................................................    19,805,915
                                                                                                    ------------

            SWEDEN (9.2%)
            BANKING
   367,000  Nordbanken Holding AB.................................................................     2,354,741
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
    62,080  Hennes & Mauritz AB (B Shares)........................................................     5,070,882
                                                                                                    ------------
            CONSUMER/BUSINESS SERVICES
   624,000  Securitas AB (Series "B" Free)........................................................     9,701,277
   624,000  Securitas AB (Rights)*................................................................       --
                                                                                                    ------------
                                                                                                       9,701,277
                                                                                                    ------------
            ELECTRONICS
   326,300  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)....................................     7,770,485
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
    99,000  Assa Abloy AB (Series B)..............................................................     3,786,785
                                                                                                    ------------
            LIFE INSURANCE
   400,000  Skandia Forsakrings AB................................................................     6,120,057
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
   105,600  Astra AB (A Shares)...................................................................     2,156,432
   260,167  Astra AB (B Shares)...................................................................     5,296,755
                                                                                                    ------------
                                                                                                       7,453,187
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            MOTOR VEHICLES
   208,750  Volvo AB (B Shares)...................................................................  $  4,790,857
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................    47,048,271
                                                                                                    ------------

            SWITZERLAND (8.5%)
            BANKING
    20,130  UBS AG (Registered)...................................................................     6,184,827
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
     4,720  Novartis AG (Registered)..............................................................     9,278,485
     1,000  Novartis AG - Bearer..................................................................     1,965,781
       896  Roche Holdings AG.....................................................................    10,933,353
                                                                                                    ------------
                                                                                                      22,177,619
                                                                                                    ------------
            PACKAGED FOODS
     4,882  Nestle S.A............................................................................    10,627,725
                                                                                                    ------------
            TOBACCO
     3,300  Compagnie Financiere Richemont AG (Series A)..........................................     4,665,890
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    43,656,061
                                                                                                    ------------

            UNITED KINGDOM (26.3%)
            AEROSPACE
   405,492  British Aerospace PLC.................................................................     3,421,059
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   204,297  Diageo PLC............................................................................     2,313,941
                                                                                                    ------------
            AUTO PARTS: O.E.M.
   414,838  BBA Group PLC.........................................................................     2,562,250
                                                                                                    ------------
            BANKING
   301,000  Abbey National PLC....................................................................     6,414,741
   287,900  Barclays PLC..........................................................................     6,178,468
   108,994  HSBC Holdings PLC.....................................................................     2,941,876
                                                                                                    ------------
                                                                                                      15,535,085
                                                                                                    ------------
            BOOKS/MAGAZINES
   146,100  EMAP PLC..............................................................................     2,782,160
   195,000  Reed International PLC................................................................     1,517,632
                                                                                                    ------------
                                                                                                       4,299,792
                                                                                                    ------------
            BUILDING MATERIALS
   313,000  Blue Circle Industries PLC............................................................     1,606,720
                                                                                                    ------------
            CATALOG/SPECIALTY DISTRIBUTION
   490,500  Great Universal Stores PLC............................................................     5,145,407
                                                                                                    ------------
            CELLULAR TELEPHONE
   180,000  Vodafone Group PLC....................................................................     2,909,085
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CONSUMER ELECTRONICS/APPLIANCES
   547,900  Kingfisher PLC........................................................................  $  5,901,776
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   334,000  General Electric Co. PLC..............................................................     3,000,408
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
   190,000  Lloyds TSB Group PLC..................................................................     2,690,010
                                                                                                    ------------
            E.D.P. SERVICES
   385,816  SEMA Group PLC........................................................................     3,775,738
                                                                                                    ------------
            ENTERTAINMENT & LEISURE
   442,000  Granada Group PLC.....................................................................     7,776,520
                                                                                                    ------------
            FOOD CHAINS
   247,000  Morrison (W.M.) Supermarkets PLC......................................................     1,132,950
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
   340,607  Smiths Industries PLC.................................................................     4,836,395
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
   619,253  British Petroleum Co. PLC.............................................................     9,203,154
                                                                                                    ------------
            LIFE INSURANCE
   245,200  Prudential Corp. PLC..................................................................     3,684,692
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
   319,100  Glaxo Wellcome PLC....................................................................    10,927,264
   647,644  SmithKline Beecham PLC................................................................     9,008,443
                                                                                                    ------------
                                                                                                      19,935,707
                                                                                                    ------------
            MOVIES/ENTERTAINMENT
   160,000  Flextech PLC*.........................................................................     1,616,158
                                                                                                    ------------
            MULTI-LINE INSURANCE
   327,271  Royal & Sun Alliance Insurance Group PLC..............................................     2,659,512
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   379,635  Securicor PLC.........................................................................     3,168,334
   415,000  Tomkins PLC...........................................................................     1,948,208
                                                                                                    ------------
                                                                                                       5,116,542
                                                                                                    ------------
            NATURAL GAS
   885,941  BG PLC................................................................................     5,563,710
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS
   880,000  London International Group PLC........................................................     1,806,918
                                                                                                    ------------
            PACKAGED FOODS
   277,000  Unilever PLC..........................................................................     3,091,532
                                                                                                    ------------
            TELECOMMUNICATIONS
   720,000  British Telecommunications
              PLC.................................................................................    10,795,807

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
   167,000  Cable & Wireless PLC..................................................................  $  2,043,596
   589,182  TeleWest Communications PLC*..........................................................     1,692,712
                                                                                                    ------------
                                                                                                      14,532,115
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................   134,117,176
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
            (IDENTIFIED COST $338,011,679)........................................................   471,293,930
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              SHORT-TERM INVESTMENT (a) (7.6%)
              U.S. GOVERNMENT AGENCY
$   38,600    Federal Home Loan Banks 4.30% due 01/04/99
                (AMORTIZED COST $38,586,168)...............                                           38,586,168
                                                                                                   -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $376,597,847) (b)........................................................   99.9 %   509,880,098

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         757,499
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 510,637,597
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $140,375,567 and the aggregate gross unrealized depreciation is $7,093,316, resulting in net unrealized appreciation of $133,282,251.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $  3,421,059       0.7  %
Alcoholic Beverages...............................................................     2,313,941       0.4
Apparel...........................................................................     2,864,008       0.6
Auto Parts: O.E.M.................................................................     2,562,250       0.5
Banking...........................................................................    61,736,216      12.1
Books/Magazines...................................................................    11,833,711       2.3
Broadcasting......................................................................    13,500,329       2.6
Building Materials................................................................     1,606,720       0.3
Catalog/Specialty Distribution....................................................     5,145,407       1.0
Cellular Telephone................................................................     2,909,085       0.6
Clothing/Shoe/Accessory Stores....................................................     5,070,882       1.0
Consumer Electronics/Appliances...................................................    13,627,027       2.7
Consumer Specialties..............................................................     2,825,595       0.6
Consumer/Business Services........................................................     9,701,277       1.9
Diversified Electronic Products...................................................     3,000,408       0.6
Diversified Financial Services....................................................    12,138,102       2.4
Diversified Manufacturing.........................................................     9,293,008       1.8
E.D.P. Services...................................................................     8,723,862       1.7
Electrical Products...............................................................     6,790,187       1.3
Electronics.......................................................................    20,908,914       4.1
Entertainment & Leisure...........................................................     7,776,520       1.5
Food Chains.......................................................................    23,772,651       4.6
Hotels/Resorts....................................................................     4,964,536       1.0
Industrial Machinery/Components...................................................     8,623,181       1.7

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Integrated Oil Companies..........................................................  $ 20,163,295       3.9  %
Life Insurance....................................................................    20,790,241       4.1
Major Chemicals...................................................................     4,986,174       1.0
Major Pharmaceuticals.............................................................    54,030,822      10.6
Motor Vehicles....................................................................    19,739,952       3.9
Movies/Entertainment..............................................................     1,616,159       0.3
Multi-Line Insurance..............................................................    21,628,796       4.2
Multi-Sector Companies............................................................     5,116,541       1.0
Natural Gas.......................................................................     5,563,710       1.1
Other Pharmaceuticals.............................................................     4,370,605       0.8
Package Goods/Cosmetics...........................................................     1,806,918       0.4
Packaged Foods....................................................................    13,719,257       2.7
Telecommunications................................................................    42,177,648       8.3
Tobacco...........................................................................     4,665,890       0.9
U.S. Government Agency............................................................    38,586,168       7.6
Utilities.........................................................................     5,809,046       1.1
                                                                                    ------------       ---
                                                                                    $509,880,098      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $468,262,028      91.7  %
Preferred Stocks..................................................................     2,864,008       0.6
Rights............................................................................       167,894        --
Short-Term Investment.............................................................    38,586,168       7.6
                                                                                    ------------       ---
                                                                                    $509,880,098      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS AND BONDS (95.3%)
                  AUSTRALIA (15.9%)
                  ALCOHOLIC BEVERAGES
        269,500   Fosters Brewing Group Ltd........................................................  $   728,413
                                                                                                     -----------
                  BANKING
         73,350   National Australia Bank Ltd......................................................    1,103,397
        147,800   Westpac Banking Corp., Ltd.......................................................      986,946
                                                                                                     -----------
                                                                                                       2,090,343
                                                                                                     -----------
                  BOOKS/MAGAZINES
        108,550   News Corp., Ltd. (The)...........................................................      715,558
                                                                                                     -----------
                  CONSUMER/BUSINESS SERVICES
         30,400   Brambles Industries, Ltd.........................................................      738,936
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
        153,150   Colonial Ltd.....................................................................      524,447
                                                                                                     -----------
                  ENERGY
        339,400   Oil Search Ltd...................................................................      342,446
                                                                                                     -----------
                  OTHER METALS/MINERALS
         77,500   Rio Tinto Ltd....................................................................      917,258
         96,600   WMC Ltd..........................................................................      290,629
                                                                                                     -----------
                                                                                                       1,207,887
                                                                                                     -----------
                  REAL ESTATE INVESTMENT TRUST
         44,100   Lend Lease Corp., Ltd............................................................      593,277
                                                                                                     -----------
                  RETAIL
        107,850   Woolworth's Ltd..................................................................      366,420
                                                                                                     -----------
                  TELECOMMUNICATIONS
        124,960   Cable & Wireless Optus Ltd.*.....................................................      262,097
        175,200   Telstra Corp. Ltd................................................................      817,438
                                                                                                     -----------
                                                                                                       1,079,535
                                                                                                     -----------
                  TOTAL AUSTRALIA..................................................................    8,387,262
                                                                                                     -----------

                  CHINA (0.6%)
                  ENERGY
      1,251,000   Yanzhou Coal Mining Co., Ltd.....................................................      209,938
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES - ELECTRIC
        331,000   Huaneng Power International, Inc. (Class H)*.....................................  $   117,503
                                                                                                     -----------

                  TOTAL CHINA......................................................................      327,441
                                                                                                     -----------

                  HONG KONG (21.1%)
                  BROADCASTING
        218,000   Television Broadcasts Ltd.++.....................................................      562,828
                                                                                                     -----------
                  DIVERSIFIED ELECTRONIC PRODUCTS
        195,600   Johnson Electric Holdings, Ltd...................................................      502,471
         39,000   VTech Holdings Ltd.++............................................................      170,165
                                                                                                     -----------
                                                                                                         672,636
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
         63,400   HSBC Holdings PLC++..............................................................    1,579,557
                                                                                                     -----------
                  FINANCIAL SERVICES
        133,100   Li & Fung Ltd.++.................................................................      275,767
                                                                                                     -----------
                  FOOD CHAINS
        289,000   Dairy Farm International Holdings Ltd............................................      332,350
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
        306,100   Hutchison Whampoa, Ltd...........................................................    2,163,397
        169,500   Swire Pacific Ltd. (Class A)++...................................................      759,256
                                                                                                     -----------
                                                                                                       2,922,653
                                                                                                     -----------
                  REAL ESTATE
         81,900   Cheung Kong (Holdings) Ltd.......................................................      589,410
        128,000   New World Development Co., Ltd...................................................      322,206
        218,000   Sun Hung Kai Properties Ltd.++...................................................    1,589,988
                                                                                                     -----------
                                                                                                       2,501,604
                                                                                                     -----------
                  TELECOMMUNICATIONS
        230,200   China Telecom Ltd.*..............................................................      398,198
        443,700   Hong Kong Telecommunications Ltd.++..............................................      776,100
         77,500   SmarTone Telecommunications Holdings Ltd.++......................................      215,094
                                                                                                     -----------
                                                                                                       1,389,392
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES
        148,500   CLP Holdings Ltd.................................................................  $   739,950
         19,676   Hong Kong & China Gas Co., Ltd. (Warrants due 09/30/99)*.........................        1,295
         50,100   Hong Kong Electric Holdings Ltd..................................................      151,983
                                                                                                     -----------
                                                                                                         893,228
                                                                                                     -----------

                  TOTAL HONG KONG..................................................................   11,130,015
                                                                                                     -----------
                  INDONESIA (0.0%)
                  MUTUAL FUNDS
        500,000   Batavia Investment Fund Ltd.*....................................................      --
                                                                                                     -----------
                  JAPAN (27.2%)
                  BUILDING PRODUCTS
         27,000   Sanwa Shutter Corp...............................................................      117,827
     JPY 10,000 K Sanwa Shutter Corp. 0.90% due 03/31/06 (Conv.)...................................       76,413
                                                                                                     -----------
                                                                                                         194,240
                                                                                                     -----------
                  CONSUMER ELECTRONICS/APPLIANCES
          5,000   Aiwa Co., Ltd....................................................................      131,625
          7,100   Sony Corp........................................................................      516,193
                                                                                                     -----------
                                                                                                         647,818
                                                                                                     -----------
                  CONSUMER SPECIALTIES
         25,000   Casio Computers Co., Ltd.........................................................      184,187
                                                                                                     -----------
                  DIVERSIFIED ELECTRONIC PRODUCTS
          4,000   Kyocera Corp.....................................................................      210,954
         26,000   Matsushita Electric Industrial Co., Ltd..........................................      459,134
         81,000   Toshiba Corp.....................................................................      481,564
                                                                                                     -----------
                                                                                                       1,151,652
                                                                                                     -----------
                  E.D.P. PERIPHERALS
         18,000   Mitsumi Electric Co., Ltd........................................................      380,035
                                                                                                     -----------
                  ELECTRICAL PRODUCTS
         60,000   Furukawa Electric Co., Ltd. (The)................................................      204,064
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
          6,000   Murata Manufacturing Co., Ltd....................................................      248,587
          5,000   TDK Corp.........................................................................      456,272
                                                                                                     -----------
                                                                                                         704,859
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC DATA PROCESSING
         37,000   Fujitsu Ltd......................................................................  $   491,917
         78,000   Hitachi Ltd......................................................................      482,332
          3,000   Rohm Co., Ltd....................................................................      272,703
                                                                                                     -----------
                                                                                                       1,246,952
                                                                                                     -----------
                  ELECTRONIC DISTRIBUTORS
          4,000   Ryosan Co., Ltd..................................................................       63,781
                                                                                                     -----------
                  ELECTRONIC PRODUCTION EQUIPMENT
         53,000   NEC Corp.........................................................................      486,926
          3,000   Tokyo Electron Ltd...............................................................      113,693
                                                                                                     -----------
                                                                                                         600,619
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
         10,000   Kyudenko Corp....................................................................       67,491
                                                                                                     -----------
                  FINANCE COMPANIES
         14,000   Hitachi Credit Corp..............................................................      310,424
                                                                                                     -----------
                  HOME BUILDING
         16,000   Sekisui House Ltd................................................................      168,905
                                                                                                     -----------
                  INDUSTRIAL MACHINERY/COMPONENTS
         29,000   Amada Co., Ltd...................................................................      140,133
         25,000   Daifuku Co., Ltd.................................................................      133,392
         28,000   Daikin Industries, Ltd...........................................................      277,032
         11,000   Fuji Machine Manufacturing Co., Ltd..............................................      346,908
         13,000   Minebea Co., Ltd.................................................................      148,604
     JPY 17,000 K Minebea Co., Ltd. 0.80% due 03/31/03 (Conv.).....................................      229,770
         65,000   Mitsubishi Heavy Industries Ltd..................................................      252,650
                                                                                                     -----------
                                                                                                       1,528,489
                                                                                                     -----------
                  INDUSTRIAL SPECIALTIES
         15,000   Fujitec Co., Ltd.................................................................       96,466
                                                                                                     -----------
                  MOTOR VEHICLES
         95,000   Nissan Motor Co., Ltd............................................................      290,371
         20,000   Suzuki Motor Corp................................................................      236,749
         14,000   Toyota Motor Corp................................................................      379,682
                                                                                                     -----------
                                                                                                         906,802
                                                                                                     -----------
                  OFFICE EQUIPMENT/SUPPLIES
         21,000   Canon, Inc.......................................................................      448,012
      JPY 8,000 K Canon, Inc. 1.00% due 12/20/02 (Conv.)...........................................      113,357
         51,000   Ricoh Co., Ltd...................................................................      469,452
                                                                                                     -----------
                                                                                                       1,030,821
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
          6,000   Ono Pharmaceutical Co., Ltd......................................................  $   187,103
         20,000   Sankyo Co., Ltd..................................................................      436,396
         13,000   Yamanouchi Pharmaceutical Co., Ltd...............................................      418,021
                                                                                                     -----------
                                                                                                       1,041,520
                                                                                                     -----------
                  PHOTOGRAPHIC PRODUCTS
         13,000   Fuji Photo Film Co...............................................................      482,332
                                                                                                     -----------
                  POLLUTION CONTROL EQUIPMENT
         11,000   Kurita Water Industries Ltd......................................................      161,113
                                                                                                     -----------
                  PRINTING/FORMS
         18,000   Dai Nippon Printing Co., Ltd.....................................................      286,537
                                                                                                     -----------
                  REAL ESTATE
         27,000   Mitsubishi Estate Co., Ltd.......................................................      241,617
                                                                                                     -----------
                  RECREATIONAL PRODUCTS/TOYS
          6,000   Nintendo Co., Ltd................................................................      580,389
         20,000   Yamaha Corp......................................................................      206,714
                                                                                                     -----------
                                                                                                         787,103
                                                                                                     -----------
                  SPECIALTY CHEMICALS
         55,000   Daicel Chemical Industries, Ltd..................................................      163,251
         43,000   Kaneka Corp......................................................................      321,740
         76,000   Mitsubishi Chemical Corp.........................................................      159,788
         16,000   NIFCO Inc........................................................................      128,763
         20,000   Sekisui Chemical Co., Ltd........................................................      134,276
         16,000   Shin-Etsu Polymer Co., Ltd.......................................................       83,392
                                                                                                     -----------
                                                                                                         991,210
                                                                                                     -----------
                  TELECOMMUNICATIONS
             72   Nippon Telegraph & Telephone Corp................................................      554,629
             70   NTT Data Corp....................................................................      346,908
                                                                                                     -----------
                                                                                                         901,537
                                                                                                     -----------

                  TOTAL JAPAN......................................................................   14,380,574
                                                                                                     -----------
                  MALAYSIA+ (3.5%)
                  BUILDING MATERIALS/DIY CHAINS
        135,000   Lingkaran Trans Kota Holdings Berhad*............................................       79,061
                                                                                                     -----------
                  CASINO/GAMBLING
        153,000   Berjaya Sports Toto Berhad.......................................................      133,558
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC COMPONENTS
         45,000   Malaysian Pacific Industries Berhad..............................................  $    43,094
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
        114,999   Gamuda Berhad....................................................................       90,644
         16,666   Gamuda Berhad (Warrants due 12/29/01)*...........................................        2,424
                                                                                                     -----------
                                                                                                          93,068
                                                                                                     -----------
                  FARMING/SEEDS/MILLING
        367,000   IOI Corporated Berhad............................................................      147,341
                                                                                                     -----------
                  HOTELS/RESORTS
        225,000   Resorts World Berhad.............................................................      181,492
                                                                                                     -----------
                  MOTOR VEHICLES
        105,680   Oriental Holdings Berhad.........................................................      113,854
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
         80,000   Malakoff Berhad..................................................................      131,123
                                                                                                     -----------
                  PROPERTY - CASUALTY INSURANCE
        140,400   Malaysian Assurance Alliance Berhad..............................................      100,840
                                                                                                     -----------
                  SPECIALTY FOODS/CANDY
         86,500   Kuala Lumpur Kepong Berhad.......................................................      103,545
                                                                                                     -----------
                  TELECOMMUNICATIONS
        194,000   Telekom Malaysia Berhad..........................................................      357,274
                                                                                                     -----------
                  TOBACCO
         60,000   R.J. Reynolds Berhad.............................................................       47,514
                                                                                                     -----------
                  UTILITIES
        228,000   Tenaga Nasional Berhad...........................................................      327,514
                                                                                                     -----------

                  TOTAL MALAYSIA...................................................................    1,859,278
                                                                                                     -----------

                  SINGAPORE (8.1%)
                  AIRLINES
        126,000   Singapore Airlines Ltd...........................................................      924,280
                                                                                                     -----------
                  BANKING
         52,520   Overseas Chinese Banking Corp., Ltd..............................................      356,607
        167,000   United Overseas Bank Ltd.........................................................    1,073,174
                                                                                                     -----------
                                                                                                       1,429,781
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
        140,000   Venture Manufacturing Singapore Ltd..............................................      534,708
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ENGINEERING & CONSTRUCTION
        452,471   Singapore Technologies Engineering Ltd...........................................  $   422,434
                                                                                                     -----------
                  NEWSPAPERS
         33,219   Singapore Press Holdings Ltd.....................................................      353,945
                                                                                                     -----------
                  REAL ESTATE
        147,000   City Developments Ltd............................................................      637,193
                                                                                                     -----------

                  TOTAL SINGAPORE..................................................................    4,302,341
                                                                                                     -----------
                  SOUTH KOREA (8.9%)
                  DIVERSIFIED ELECTRONIC PRODUCTS
              1   LG Information & Communication Ltd...............................................           27
         24,117   Samsung Electronics Co...........................................................    1,621,868
                                                                                                     -----------
                                                                                                       1,621,895
                                                                                                     -----------
                  STEEL/IRON ORE
         20,240   Pohang Iron & Steel Co., Ltd.....................................................    1,283,722
         14,900   Pohang Iron & Steel Co., Ltd. (ADR)..............................................      251,438
                                                                                                     -----------
                                                                                                       1,535,160
                                                                                                     -----------
                  UTILITIES
         62,800   Korea Electric Power Corp........................................................    1,559,533
                                                                                                     -----------
                  TOTAL SOUTH KOREA................................................................    4,716,588
                                                                                                     -----------

                  TAIWAN (8.2%)
                  CLOTHING/SHOE/ACCESSORY STORES
$           330 K Far Eastern Department Stores - 144A** 3.00% due 07/06/01 (Conv.)................      298,650
                                                                                                     -----------
                  COMPUTER/VIDEO CHAINS
$           185 K Compal Electronics 1.00% due 11/21/03 (Conv.)....................................      438,135
                                                                                                     -----------
                  COMPUTERS
          9,000   Asustek Computer Inc.* (GDR).....................................................       78,975
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
         36,400   Yageo Corp. - 144A* ** (GDR).....................................................      239,425
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC DATA PROCESSING
         41,250   Acer, Inc. (GDR).................................................................  $   236,156
                                                                                                     -----------
                  MAJOR CHEMICALS
$           205 K Nan Ya Plastics Corp. 1.75% due 07/09/01 (Conv.).................................      218,708
                                                                                                     -----------
                  MARINE TRANSPORTATION
$           304 K YangMing Marine Transportation - 144A** 2.00% due 10/06/01 (Conv.)...............      356,367
                                                                                                     -----------
                  MUTUAL FUNDS
            163   Taipei Fund*.....................................................................    1,445,321
                                                                                                     -----------
                  SEMICONDUCTORS
         50,750   Taiwan Semiconductor Manufacturing Co., Ltd.* (ADR)..............................      720,016
                                                                                                     -----------
                  STEEL/IRON ORE
         23,388   China Steel Corp. (GDR)..........................................................      285,334
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    4,317,087
                                                                                                     -----------

                  THAILAND (1.8%)
                  BANKING
         78,700   Bangkok Bank PCL.................................................................      163,053
                                                                                                     -----------
                  MOVIES/ENTERTAINMENT
         55,100   BEC World PCL....................................................................      304,420
                                                                                                     -----------
                  OIL & GAS PRODUCTION
         25,500   PTT Exploration & Production Public Co., Ltd.....................................      180,331
                                                                                                     -----------
                  TELECOMMUNICATIONS
         27,000   Advanced Info Service PCL........................................................      161,105
                                                                                                     -----------
                  UTILITIES
         58,700   Electricity Generating PCL.......................................................      159,722
                                                                                                     -----------

                  TOTAL THAILAND...................................................................      968,631
                                                                                                     -----------

                  TOTAL COMMON STOCKS, WARRANTS AND BONDS
                  (IDENTIFIED COST $48,457,776)....................................................   50,389,217
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (a) (4.1%)
              U.S. GOVERNMENT AGENCY
$    2,150    Federal Farm Credit Bank 4.50% due 01/04/99
                (AMORTIZED COST $2,149,194).......................................................  $   2,149,194
                                                                                                    -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $50,606,970) (b)..........................................................   99.4 %   52,538,411

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.6        303,126
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 52,841,537
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Securities deemed illiquid. As of December 31, 1998, the Malaysian Government prohibited the repatriation of proceeds on sales of securities denominated in Malaysian ringgits for a one year period from the date of sale. Effective February 15, 1999, the Malaysian Government replaced the holding period with a graduated exit tax.
++ Some or all of these securities are segregated in connection with the open forward foreign currency contract.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,908,055 and the aggregate gross unrealized depreciation is $3,976,614, resulting in net unrealized appreciation of $1,931,441.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 1998:

  CONTRACT TO           IN         DELIVERY    UNREALIZED
    DELIVER        EXCHANGE FOR      DATE     DEPRECIATION
------------------------------------------------------------
  HKD 9,914,000   $    1,221,869   06/10/1999 $      (54,154)
                                             ---------------
                                             ---------------

CURRENCY ABBREVIATIONS:

HKD        Hong Kong Dollar.
JPY        Japanese Yen.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Airlines...........................................................................  $   924,280       1.7  %
Alcoholic Beverages................................................................      728,413       1.4
Banking............................................................................    3,683,177       7.0
Books/Magazines....................................................................      715,558       1.4
Broadcasting.......................................................................      562,828       1.1
Building Materials/Diy Chains......................................................       79,061       0.1
Building Products..................................................................      194,240       0.4
Casino/Gambling....................................................................      133,558       0.3
Clothing/Shoe/Accessory Stores.....................................................      298,650       0.6
Computer/Video Chains..............................................................      438,135       0.8
Computers..........................................................................       78,975       0.1
Consumer Electronics/Appliances....................................................      647,818       1.2
Consumer Specialties...............................................................      184,187       0.3
Consumer/Business Services.........................................................      738,936       1.4
Diversified Electronic Products....................................................    3,446,183       6.5
Diversified Financial Services.....................................................    2,104,004       4.0
E.D.P. Peripherals.................................................................      380,035       0.7
Electrical Products................................................................      204,064       0.4
Electronic Components..............................................................    1,522,086       2.9
Electronic Data Processing.........................................................    1,483,108       2.8
Electronic Distributors............................................................       63,781       0.1
Electronic Production Equipment....................................................      600,619       1.1
Energy.............................................................................      552,384       1.0
Engineering & Construction.........................................................      582,993       1.1
Farming/Seeds/Milling..............................................................      147,341       0.3
Finance Companies..................................................................      310,424       0.6
Financial Services.................................................................      275,767       0.5
Food Chains........................................................................      332,350       0.6
Home Building......................................................................      168,905       0.3
Hotels/Resorts.....................................................................      181,492       0.3
Industrial Machinery/Components....................................................    1,528,489       2.9
Industrial Specialties.............................................................       96,466       0.2
Major Chemicals....................................................................      218,708       0.4

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Marine Transportation..............................................................  $   356,367       0.7  %
Motor Vehicles.....................................................................    1,020,656       1.9
Movies/Entertainment...............................................................      304,420       0.6
Multi-Sector Companies.............................................................    3,053,776       5.8
Mutual Funds.......................................................................    1,445,321       2.7
Newspapers.........................................................................      353,945       0.7
Office Equipment/Supplies..........................................................    1,030,821       2.0
Oil & Gas Production...............................................................      180,331       0.3
Other Metals/Minerals..............................................................    1,207,887       2.3
Pharmaceuticals....................................................................    1,041,520       2.0
Photographic Products..............................................................      482,332       0.9
Pollution Control Equipment........................................................      161,113       0.3
Printing/Forms.....................................................................      286,537       0.5
Property - Casualty Insurance......................................................      100,840       0.2
Real Estate........................................................................    3,380,414       6.4
Real Estate Investment Trust.......................................................      593,277       1.1
Recreational Products/Toys.........................................................      787,103       1.5
Retail.............................................................................      366,420       0.7
Semiconductors.....................................................................      720,016       1.4
Specialty Chemicals................................................................      991,210       1.9
Specialty Foods/Candy..............................................................      103,545       0.2
Steel/Iron Ore.....................................................................    1,820,494       3.4
Telecommunications.................................................................    3,888,843       7.4
Tobacco............................................................................       47,514       0.1
U.S. Government Agency.............................................................    2,149,194       4.1
Utilities..........................................................................    2,939,997       5.6
Utilities - Electric...............................................................      117,503       0.2
                                                                                     -----------       ---
                                                                                     $52,538,411      99.4  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $48,654,098      92.1  %
Convertible Bonds..................................................................    1,731,400       3.3
Short-Term Investment..............................................................    2,149,194       4.0
Warrants...........................................................................        3,719      --
                                                                                     -----------       ---
                                                                                     $52,538,411      99.4  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (92.9%)
           ADVERTISING (1.2%)
   7,900   Valassis Communications, Inc.*..........................................................  $   407,837
                                                                                                     -----------
           BANKING (6.4%)
  20,000   Bank of New York Co., Inc...............................................................      805,000
  10,000   Chase Manhattan Corp. (The).............................................................      680,625
  10,000   First Union Corp........................................................................      608,125
                                                                                                     -----------
                                                                                                       2,093,750
                                                                                                     -----------
           BIOTECHNOLOGY (4.4%)
  10,000   Genset (ADR) (France)*..................................................................      267,500
   2,000   IDEC Pharmaceuticals Corp.*.............................................................       94,000
   2,500   Immunex Corp.*..........................................................................      313,125
   2,000   MedImmune, Inc.*........................................................................      198,750
  10,000   PathoGenesis Corp.*.....................................................................      570,000
                                                                                                     -----------
                                                                                                       1,443,375
                                                                                                     -----------
           BROADCASTING (0.7%)
   4,000   Clear Channel Communications, Inc.*.....................................................      218,000
                                                                                                     -----------
           CABLE TELEVISION (2.6%)
  20,000   Tele-Communications TCI Ventures Group (Class A)*.......................................      471,250
   6,000   Time Warner, Inc........................................................................      372,375
                                                                                                     -----------
                                                                                                         843,625
                                                                                                     -----------
           COMPUTER HARDWARE (5.3%)
   3,500   American Power Conversion Corp.*........................................................      169,312
   5,000   Dell Computer Corp.*....................................................................      365,937
   4,000   Flextronics International, Ltd.*........................................................      342,000
   3,000   International Business Machines Corp....................................................      554,250
   4,000   SCI Systems, Inc.*......................................................................      231,000
   1,000   Sun Microsystems, Inc.*.................................................................       85,562
                                                                                                     -----------
                                                                                                       1,748,061
                                                                                                     -----------
           COMPUTER SOFTWARE (2.8%)
   3,000   Microsoft Corp.*........................................................................      415,687
   8,000   New Era of Networks, Inc.*..............................................................      350,000
   3,000   Wind River Systems, Inc.*...............................................................      140,625
                                                                                                     -----------
                                                                                                         906,312
                                                                                                     -----------
           COMPUTERS, SOFTWARE & SERVICES (0.9%)
   3,000   Citrix Systems, Inc.*...................................................................      291,000
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.6%)
   3,000   Maytag Corp.............................................................................      186,750
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CONSUMER SUNDRIES (4.0%)
  15,000   Aurora Foods, Inc.*.....................................................................  $   297,187
   5,000   Campbell Soup Co........................................................................      275,000
  15,000   ConAgra, Inc............................................................................      472,500
   5,000   Philip Morris Companies, Inc............................................................      267,500
                                                                                                     -----------
                                                                                                       1,312,187
                                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (1.3%)
   2,500   Computer Sciences Corp.*................................................................      161,094
   7,100   Service Corp. International.............................................................      270,244
                                                                                                     -----------
                                                                                                         431,338
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (1.1%)
   3,500   General Electric Co.....................................................................      357,219
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (0.5%)
   1,500   United Technologies Corp................................................................      163,125
                                                                                                     -----------
           E.D.P. PERIPHERALS (1.5%)
   9,000   Seagate Technology, Inc.*...............................................................      272,250
  14,000   Western Digital Corp.*..................................................................      210,875
                                                                                                     -----------
                                                                                                         483,125
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.8%)
   4,000   Xilinx, Inc.*...........................................................................      260,250
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (4.0%)
  10,000   Applied Materials, Inc.*................................................................      426,875
   6,000   ASM Lithography Holding NV* (Netherlands)...............................................      183,000
   4,000   KLA-Tencor Corp.*.......................................................................      173,500
   6,000   Novellus Systems, Inc.*.................................................................      296,250
   5,000   Teradyne, Inc.*.........................................................................      211,875
                                                                                                     -----------
                                                                                                       1,291,500
                                                                                                     -----------
           ENERGY (2.4%)
   8,000   Coflexip, S.A. (ADR) (France)...........................................................      258,000
  10,000   Cooper Cameron Corp.*...................................................................      245,000
  10,000   Halliburton Co..........................................................................      296,250
                                                                                                     -----------
                                                                                                         799,250
                                                                                                     -----------
           FINANCIAL SERVICES (6.3%)
   1,000   Capital One Financial Corp..............................................................      115,000
   4,000   Franklin Resources, Inc.................................................................      128,000
   6,000   Lehman Brothers Holdings, Inc...........................................................      264,375
   6,000   Merrill Lynch & Co., Inc................................................................      400,500
   1,000   Nationwide Financial Services, Inc. (Class A)...........................................       51,687
  25,000   Newcourt Credit Group, Inc. (Canada)....................................................      873,437
   3,000   Providian Financial Corp................................................................      225,000
                                                                                                     -----------
                                                                                                       2,057,999
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD CHAINS (1.1%)
   6,000   Safeway Inc.*...........................................................................  $   365,625
                                                                                                     -----------
           HEALTHCARE (3.8%)
  11,250   Cardinal Health, Inc....................................................................      853,594
  10,000   MedQuist Inc.*..........................................................................      395,000
                                                                                                     -----------
                                                                                                       1,248,594
                                                                                                     -----------
           INSURANCE (3.0%)
   4,000   American General Corp...................................................................      312,000
   2,000   American International Group, Inc.......................................................      193,250
   8,000   Equitable Companies, Inc................................................................      463,000
                                                                                                     -----------
                                                                                                         968,250
                                                                                                     -----------
           INTERNET SERVICES (4.5%)
   4,000   At Home Corp. (Series A)*...............................................................      294,500
   2,000   Inktomi Corp.*..........................................................................      259,875
   5,000   Intuit Inc.*............................................................................      362,500
   3,000   MindSpring Enterprises, Inc.*...........................................................      183,187
   1,500   Yahoo! Inc.*............................................................................      355,312
                                                                                                     -----------
                                                                                                       1,455,374
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (5.4%)
   6,000   Elan Corp. PLC (ADR)* (Ireland).........................................................      417,375
   2,000   Lilly (Eli) & Co........................................................................      177,750
   5,000   Pharmacia & Upjohn, Inc.................................................................      283,125
   6,000   Schering-Plough Corp....................................................................      331,500
   3,000   Warner-Lambert Co.......................................................................      225,563
   5,000   Watson Pharmaceuticals, Inc.*...........................................................      314,375
                                                                                                     -----------
                                                                                                       1,749,688
                                                                                                     -----------
           MEDIA CONGLOMERATES (1.1%)
   5,000   Viacom Inc. (Class A)*..................................................................      367,813
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (1.9%)
   5,000   Sofamor Danek Group, Inc.*..............................................................      608,750
                                                                                                     -----------
           RETAIL (7.0%)
   1,000   Abercrombie & Fitch Co. (Class A)*......................................................       70,750
   3,000   Ann Taylor Stores Corp.*................................................................      118,313
   5,000   Bed Bath & Beyond Inc.*.................................................................      170,313
   9,000   Children's Place Retail Stores, Inc. (The)*.............................................      226,125

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   7,500   Gap, Inc. (The).........................................................................  $   421,875
   6,000   Home Depot, Inc. (The)..................................................................      367,125
   7,000   Lowe's Companies, Inc...................................................................      358,313
   4,500   TJX Companies, Inc......................................................................      130,500
   5,000   Wal-Mart Stores, Inc....................................................................      407,188
                                                                                                     -----------
                                                                                                       2,270,502
                                                                                                     -----------
           SEMICONDUCTORS (7.9%)
   3,000   Altera Corp.*...........................................................................      182,250
   3,000   Applied Micro Circuits Corp.*...........................................................      101,625
   5,000   Intel Corp..............................................................................      592,500
   2,000   Linear Technology Corp..................................................................      179,000
   4,000   Maxim Integrated Products, Inc.*........................................................      174,500
   2,000   Micrel, Inc.*...........................................................................      110,000
   8,000   Micron Technology, Inc.*................................................................      404,500
   2,500   Motorola, Inc...........................................................................      152,656
   7,000   Semtech Corp.*..........................................................................      248,500
   5,000   Texas Instruments, Inc..................................................................      427,813
                                                                                                     -----------
                                                                                                       2,573,344
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (7.7%)
   1,500   Broadcom Corp. (Class A)*...............................................................      180,563
  10,000   Comverse Technology, Inc.*..............................................................      709,375
  10,000   Gemstar International Group Ltd.* (Virgin Islands)......................................      571,875
   5,000   Newbridge Networks Corp.* (Canada)......................................................      151,875
   3,000   PMC - Sierra, Inc.*.....................................................................      189,000
   8,000   RF Micro Devices, Inc.*.................................................................      367,500
   3,500   Vitesse Semiconductor Corp.*............................................................      159,250
   5,000   Xircom, Inc.*...........................................................................      170,000
                                                                                                     -----------
                                                                                                       2,499,438
                                                                                                     -----------
           TELECOMMUNICATIONS (2.7%)
   5,000   MCI WorldCom, Inc.*.....................................................................      358,750
   2,500   Sprint Corp. (FON Group)................................................................      210,313
   2,000   Teligent, Inc. (Class A)*...............................................................       57,500
   4,000   U.S. West, Inc..........................................................................      258,500
                                                                                                     -----------
                                                                                                         885,063
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $26,046,190)...........................................................   30,287,144
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (6.9%)
           U.S. GOVERNMENT AGENCY
$  2,250   Federal Farm Credit Bank 4.50% due 01/04/99 (AMORTIZED COST $2,249,156).................  $ 2,249,156
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $28,295,346) (b)..........................................................   99.8 %   32,536,300

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.2         68,517
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 32,604,817
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,931,435 and the aggregate gross unrealized depreciation is $690,481, resulting in net unrealized appreciation of $4,240,954.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           ADVERTISING (0.5%)
  50,000   Omnicom Group, Inc...................................................................  $    2,900,000
 100,000   Young & Rubicam, Inc.*...............................................................       3,237,500
                                                                                                  --------------
                                                                                                       6,137,500
                                                                                                  --------------
           AEROSPACE (0.4%)
  50,000   General Dynamics Corp................................................................       2,931,250
                                                                                                  --------------
           AIRLINES (0.0%)
  13,500   Southwest Airlines Co................................................................         302,906
                                                                                                  --------------
           BANKING (1.3%)
 110,000   Argentaria (ADR) (Spain).............................................................       5,665,000
  19,400   Bank of New York Co., Inc............................................................         780,850
  75,000   Chase Manhattan Corp. (The)..........................................................       5,104,687
  59,000   First Union Corp.....................................................................       3,587,937
                                                                                                  --------------
                                                                                                      15,138,474
                                                                                                  --------------
           BIOTECHNOLOGY (3.2%)
  81,000   Amgen Inc.*..........................................................................       8,464,500
   5,200   Genentech, Inc. (Special)*...........................................................         414,375
 100,000   Genzyme Corp. (General Division)*....................................................       4,968,750
  61,000   IDEC Pharmaceuticals Corp.*..........................................................       2,867,000
  55,000   Immunex Corp.*.......................................................................       6,888,750
  25,000   MedImmune, Inc.*.....................................................................       2,484,375
 175,000   PathoGenesis Corp.*..................................................................       9,975,000
                                                                                                  --------------
                                                                                                      36,062,750
                                                                                                  --------------
           BROADCASTING (2.6%)
 110,000   Chancellor Media Corp.*..............................................................       5,259,375
 201,000   Clear Channel Communications, Inc.*..................................................      10,954,500
 133,000   Infinity Broadcasting Corp. (Series A)*..............................................       3,640,875
 140,000   Tele-Communications Liberty Media Group (Class A)*...................................       6,448,750
 100,000   USA Networks, Inc.*..................................................................       3,306,250
                                                                                                  --------------
                                                                                                      29,609,750
                                                                                                  --------------
           CABLE TELEVISION (4.0%)
 215,000   Comcast Corp. (Class A Special)......................................................      12,617,812
 207,200   Cox Communications, Inc. (Class A)*..................................................      14,322,700
 300,000   Time Warner, Inc.....................................................................      18,618,750
                                                                                                  --------------
                                                                                                      45,559,262
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER HARDWARE (6.8%)
 335,000   Compaq Computer Corp.................................................................  $   14,049,062
  70,000   Dell Computer Corp.*.................................................................       5,123,125
 200,000   Flextronics International, Ltd.*.....................................................      17,100,000
  33,000   Hewlett-Packard Co...................................................................       2,254,312
  80,000   International Business Machines Corp.................................................      14,780,000
 137,000   SCI Systems, Inc.*...................................................................       7,911,750
  70,000   Solectron Corp.*.....................................................................       6,505,625
 115,000   Sun Microsystems, Inc.*..............................................................       9,839,687
                                                                                                  --------------
                                                                                                      77,563,561
                                                                                                  --------------
           COMPUTER SOFTWARE (4.0%)
 122,000   Citrix Systems, Inc.*................................................................      11,834,000
 140,000   Compuware Corp.*.....................................................................      10,928,750
  95,900   Great Plains Software, Inc.*.........................................................       4,627,175
 132,000   Microsoft Corp.*.....................................................................      18,290,250
                                                                                                  --------------
                                                                                                      45,680,175
                                                                                                  --------------
           CONSUMER ELECTRONICS/APPLIANCES (0.8%)
  50,000   Electronic Arts Inc.*................................................................       2,800,000
 100,000   Maytag Corp..........................................................................       6,225,000
                                                                                                  --------------
                                                                                                       9,025,000
                                                                                                  --------------
           CONSUMER SUNDRIES (2.5%)
 170,000   Anheuser-Busch Companies, Inc........................................................      11,156,250
  46,000   Clorox Co............................................................................       5,373,375
  52,000   Estee Lauder Companies, Inc. (Class A)...............................................       4,446,000
  73,000   Groupe Danone (ADR) (France).........................................................       4,106,250
  35,000   Procter & Gamble Co..................................................................       3,195,937
                                                                                                  --------------
                                                                                                      28,277,812
                                                                                                  --------------
           CONSUMER/BUSINESS SERVICES (1.4%)
  33,000   Automatic Data Processing, Inc.......................................................       2,646,187
  76,000   Ceridian Corp.*......................................................................       5,305,750
  85,000   Computer Sciences Corp.*.............................................................       5,477,187
  80,000   Outdoor Systems, Inc.*...............................................................       2,400,000
                                                                                                  --------------
                                                                                                      15,829,124
                                                                                                  --------------
           DIVERSIFIED FINANCIAL SERVICES (1.1%)
 120,000   General Electric Co..................................................................      12,247,500
                                                                                                  --------------
           DIVERSIFIED MANUFACTURING (0.7%)
  70,000   United Technologies Corp.............................................................       7,612,500
                                                                                                  --------------
           DRUG STORE CHAIN (2.7%)
 163,000   CVS Corp.............................................................................       8,965,000
  53,000   Duane Reade, Inc.*...................................................................       2,040,500
 238,600   Rite Aid Corp........................................................................      11,825,612

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
 130,000   Walgreen Co..........................................................................  $    7,613,125
                                                                                                  --------------
                                                                                                      30,444,237
                                                                                                  --------------
           E.D.P. PERIPHERALS (2.3%)
 145,000   EMC Corp.*...........................................................................      12,325,000
 315,000   Seagate Technology, Inc.*............................................................       9,528,750
 250,000   Western Digital Corp.*...............................................................       3,765,625
                                                                                                  --------------
                                                                                                      25,619,375
                                                                                                  --------------
           ELECTRONIC PRODUCTION EQUIPMENT (4.8%)
 516,000   Applied Materials, Inc.*.............................................................      22,026,750
 225,000   ASM Lithography Holding NV (Netherlands)*............................................       6,862,500
 125,000   KLA-Tencor Corp.*....................................................................       5,421,875
 127,000   Novellus Systems, Inc.*..............................................................       6,270,625
 180,000   Teradyne, Inc.*......................................................................       7,627,500
 120,000   Veeco Instruments, Inc.*.............................................................       6,330,000
                                                                                                  --------------
                                                                                                      54,539,250
                                                                                                  --------------
           ENERGY (1.5%)
  43,000   Chevron Corp.........................................................................       3,566,312
  85,000   Exxon Corp...........................................................................       6,215,625
  50,000   Mobil Corp...........................................................................       4,356,250
  60,000   Texaco, Inc..........................................................................       3,172,500
                                                                                                  --------------
                                                                                                      17,310,687
                                                                                                  --------------
           FARMING/SEEDS/MILLING (0.1%)
  40,000   Delta & Pine Land Co.................................................................       1,480,000
                                                                                                  --------------
           FINANCIAL SERVICES (8.2%)
 190,000   Associates First Capital Corp. (Class A).............................................       8,051,250
  30,000   Capital One Financial Corp...........................................................       3,450,000
  55,000   CIT Group, Inc. (The) (Series A).....................................................       1,749,687
  92,500   E*TRADE Group, Inc.*.................................................................       4,324,375
  75,000   Franklin Resources, Inc..............................................................       2,400,000
 200,000   Freddie Mac..........................................................................      12,887,500
 152,000   Lehman Brothers Holdings, Inc........................................................       6,697,500
 157,000   Merrill Lynch & Co., Inc.............................................................      10,479,750
 157,000   Paine Webber Group, Inc..............................................................       6,064,125
 165,000   Providian Financial Corp.............................................................      12,375,000
 450,000   Schwab (CHARLES) Corp................................................................      25,284,375
                                                                                                  --------------
                                                                                                      93,763,562
                                                                                                  --------------
           FOOD CHAINS (1.5%)
  70,000   Fred Meyer, Inc.*....................................................................       4,217,500
 220,000   Safeway Inc.*........................................................................      13,406,250
                                                                                                  --------------
                                                                                                      17,623,750
                                                                                                  --------------
           FOREST PRODUCTS (0.4%)
  73,700   Georgia-Pacific Corp.................................................................       4,316,056
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE (0.5%)
  90,000   Health Management Associates, Inc. (Class A)*........................................  $    1,946,250
  47,000   Wellpoint Health Networks, Inc.*.....................................................       4,089,000
                                                                                                  --------------
                                                                                                       6,035,250
                                                                                                  --------------
           INSURANCE (1.8%)
  19,000   Aegon N.V. (ARS) (Netherlands).......................................................       2,322,750
 110,000   American International Group, Inc....................................................      10,628,750
  91,800   Equitable Companies, Inc.............................................................       5,312,925
  36,000   Nationwide Financial Services, Inc. (Class A)........................................       1,860,750
                                                                                                  --------------
                                                                                                      20,125,175
                                                                                                  --------------
           INTERNET SERVICES (6.0%)
 158,000   America Online, Inc.*................................................................      22,870,500
  64,000   At Home Corp. (Series A)*............................................................       4,712,000
   8,100   Concur Technologies, Inc.*...........................................................         240,975
  26,400   E-Tek Dynamics, Inc.*................................................................         693,000
 132,600   Inktomi Corp.*.......................................................................      17,229,713
 170,000   Intuit Inc.*.........................................................................      12,325,000
   9,100   Ticketmaster Online-CitySearch, Inc. (Series B)*.....................................         518,700
  37,000   Yahoo! Inc.*.........................................................................       8,764,375
                                                                                                  --------------
                                                                                                      67,354,263
                                                                                                  --------------
           MAJOR PHARMACEUTICALS (5.3%)
  76,000   American Home Products Corp..........................................................       4,279,750
  56,000   Elan Corp. PLC (ADR) (Ireland)*......................................................       3,895,500
 185,000   Forest Laboratories, Inc.*...........................................................       9,839,688
  82,000   Glaxo Wellcome PLC (ADR) (United Kingdom)............................................       5,699,000
  59,000   Lilly (Eli) & Co.....................................................................       5,243,625
  92,000   Pfizer, Inc..........................................................................      11,540,250
  59,000   Pharmacia & Upjohn, Inc..............................................................       3,340,875
 140,000   Schering-Plough Corp.................................................................       7,735,000
  64,000   Smithkline Beecham PLC (ADR) (United Kingdom)........................................       4,448,000
  60,000   Warner-Lambert Co....................................................................       4,511,250
                                                                                                  --------------
                                                                                                      60,532,938
                                                                                                  --------------
           MEDIA CONGLOMERATES (0.8%)
 121,000   Viacom, Inc. (Class B)*..............................................................       8,954,000
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL EQUIPMENT & SUPPLIES (1.9%)
  70,000   Bausch & Lomb, Inc...................................................................  $    4,200,000
  71,000   Guidant Corp.........................................................................       7,827,750
 135,000   Medtronic, Inc.......................................................................      10,023,750
                                                                                                  --------------
                                                                                                      22,051,500
                                                                                                  --------------
           MOTOR VEHICLES (1.8%)
 183,000   Ford Motor Co........................................................................      10,739,813
 135,000   General Motors Corp..................................................................       9,660,938
                                                                                                  --------------
                                                                                                      20,400,751
                                                                                                  --------------
           NEWSPAPERS (0.5%)
 150,000   New York Times Co. (The) (Class A)...................................................       5,203,125
                                                                                                  --------------
           RESTAURANTS (0.7%)
  45,000   McDonald's Corp......................................................................       3,448,125
  55,000   Outback Steakhouse, Inc.*............................................................       2,186,250
  42,000   Tricon Global Restaurants, Inc.*.....................................................       2,105,250
                                                                                                  --------------
                                                                                                       7,739,625
                                                                                                  --------------
           RETAIL (8.0%)
 101,000   Abercrombie & Fitch Co. (Class A)*...................................................       7,145,750
  26,000   Amazon.com, Inc.*....................................................................       8,350,875
 275,000   Ann Taylor Stores Corp.*.............................................................      10,845,313
  93,000   Bed Bath & Beyond Inc.*..............................................................       3,167,813
 115,000   Costco Companies, Inc.*..............................................................       8,301,563
 195,000   Gap, Inc. (The)......................................................................      10,968,750
 200,000   Home Depot, Inc. (The)...............................................................      12,237,500
  22,900   Linens 'N Things, Inc.*..............................................................         907,413
 290,000   Lowe's Companies, Inc................................................................      14,844,375
 165,000   Wal-Mart Stores, Inc.................................................................      13,437,188
  42,300   Williams-Sonoma, Inc.*...............................................................       1,705,219
                                                                                                  --------------
                                                                                                      91,911,759
                                                                                                  --------------
           SEMICONDUCTORS (6.0%)
 190,000   Altera Corp.*........................................................................      11,542,500
  64,000   Analog Devices, Inc.*................................................................       2,008,000
  44,000   Applied Micro Circuits Corp.*........................................................       1,490,500
 116,000   Intel Corp...........................................................................      13,746,000
  40,000   Linear Technology Corp...............................................................       3,580,000
  73,000   Maxim Integrated Products, Inc.*.....................................................       3,184,625
 210,000   Micron Technology, Inc.*.............................................................      10,618,125
 152,000   Texas Instruments, Inc...............................................................      13,005,500
 145,000   Xilinx, Inc.*........................................................................       9,434,063
                                                                                                  --------------
                                                                                                      68,609,313
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (5.4%)
 119,000   Ascend Communications, Inc.*.........................................................  $    7,824,250
  56,000   Broadcom Corp. (Class A)*............................................................       6,741,000
 230,000   Cisco Systems, Inc.*.................................................................      21,346,875
 170,000   Newbridge Networks Corp. (Canada)*...................................................       5,163,750
  46,000   Nokia Corp. (ADR) (Class A) (Finland)................................................       5,540,125
  92,000   PMC - Sierra, Inc. (Canada)*.........................................................       5,796,000
 120,000   RF Micro Devices, Inc.*..............................................................       5,512,500
 120,000   Xircom, Inc.*........................................................................       4,080,000
                                                                                                  --------------
                                                                                                      62,004,500
                                                                                                  --------------
           TELECOMMUNICATIONS (7.9%)
 135,000   Ameritech Corp.......................................................................       8,555,625
 216,000   AT&T Corp............................................................................      16,254,000
 244,000   BellSouth Corp.......................................................................      12,169,500
  57,000   Lucent Technologies Inc..............................................................       6,270,000
 185,000   MCI WorldCom, Inc.*..................................................................      13,273,750
 200,000   SBC Communications, Inc..............................................................      10,725,000
 115,200   Sprint Corp. (FON Group).............................................................       9,691,200
  47,300   Sprint Corp. (PCS Group)*............................................................       1,093,813
  33,000   Teligent, Inc. (Class A)*............................................................         948,750
 155,000   U.S. West, Inc.......................................................................      10,016,875
  33,000   Winstar Communications, Inc.*........................................................       1,284,938
                                                                                                  --------------
                                                                                                      90,283,451
                                                                                                  --------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $888,047,495).......................................................   1,108,280,131
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (8.0%)
           U.S. GOVERNMENT AGENCY (a) (8.0%)
$ 91,100   Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $91,065,838).....      91,065,838
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT (0.0%)
$    213   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $212,826) (b)
             (IDENTIFIED COST $212,732).........................................................  $      212,732
                                                                                                  --------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $91,278,570)........................................................      91,278,570
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $979,326,065) (c)......................................................  105.4 %   1,199,558,701

LIABILITIES IN EXCESS OF OTHER ASSETS...................................................   (5.4)      (61,145,978)
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 1,138,412,723
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ARS  American Regulatory Share
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $209,649 U.S. Treasury Note 5.875% due 02/15/00 valued at $216,987.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $228,202,836 and the aggregate gross unrealized depreciation is $7,970,200, resulting in net unrealized appreciation of $220,232,636.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.4%)
           ACCIDENT & HEALTH INSURANCE (0.2%)
     603   Provident Companies, Inc................................................................  $    25,024
     625   Torchmark Corp..........................................................................       22,070
     617   UNUM Corp...............................................................................       36,017
                                                                                                     -----------
                                                                                                          83,111
                                                                                                     -----------
           ADVERTISING (0.2%)
     619   Interpublic Group of Companies, Inc.....................................................       49,365
     695   Omnicom Group, Inc......................................................................       40,310
                                                                                                     -----------
                                                                                                          89,675
                                                                                                     -----------
           AEROSPACE (0.7%)
   4,452   Boeing Co...............................................................................      145,246
     303   Goodrich (B.F.) Co......................................................................       10,870
     875   Lockheed Martin Corp....................................................................       74,156
     307   Northrop Grumman Corp...................................................................       22,449
   1,006   United Technologies Corp................................................................      109,402
                                                                                                     -----------
                                                                                                         362,123
                                                                                                     -----------
           AIR FREIGHT/DELIVERY SERVICES (0.1%)
     658   FDX Corp.*..............................................................................       58,562
                                                                                                     -----------
           AIRLINES (0.3%)
     813   AMR Corp.*..............................................................................       48,272
     620   Delta Air Lines, Inc....................................................................       32,240
   1,499   Southwest Airlines Co...................................................................       33,634
     384   US Airways Group Inc.*..................................................................       19,968
                                                                                                     -----------
                                                                                                         134,114
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (0.4%)
   2,130   Anheuser-Busch Companies, Inc...........................................................      139,781
     306   Brown-Forman Corp. (Class B)............................................................       23,160
     163   Coors (Adolph) Co. (Class B)............................................................        9,199
     762   Fortune Brands, Inc.....................................................................       24,098
                                                                                                     -----------
                                                                                                         196,238
                                                                                                     -----------
           ALUMINUM (0.2%)
   1,014   Alcan Aluminium Ltd. (Canada)...........................................................       27,441
     818   Aluminum Co. of America.................................................................       60,992
     295   Reynolds Metals Co......................................................................       15,543
                                                                                                     -----------
                                                                                                         103,976
                                                                                                     -----------
           APPAREL (0.1%)
     262   Fruit of the Loom, Inc. (Class A)*......................................................        3,619
     288   Liz Claiborne, Inc......................................................................        9,090
     148   Russell Corp............................................................................        3,006

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
     534   VF Corp.................................................................................  $    25,031
                                                                                                     -----------
                                                                                                          40,746
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.2%)
     737   Dana Corp...............................................................................       30,125
     318   Eaton Corp..............................................................................       22,479
     377   Johnson Controls, Inc...................................................................       22,243
     534   TRW, Inc................................................................................       30,004
                                                                                                     -----------
                                                                                                         104,851
                                                                                                     -----------
           AUTOMOTIVE AFTERMARKET (0.1%)
     282   Cooper Tire & Rubber Co.................................................................        5,763
     802   Genuine Parts Co........................................................................       26,817
     695   Goodyear Tire & Rubber Co...............................................................       35,054
                                                                                                     -----------
                                                                                                          67,634
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
   1,134   Amgen Inc.*.............................................................................      118,503
                                                                                                     -----------
           BOOKS/MAGAZINES (0.1%)
     316   Harcourt General, Inc...................................................................       16,807
     216   Meredith Corp...........................................................................        8,181
                                                                                                     -----------
                                                                                                          24,988
                                                                                                     -----------
           BROADCASTING (0.3%)
   3,147   CBS Corp................................................................................      103,064
   1,107   Clear Channel Communications, Inc.*.....................................................       60,331
                                                                                                     -----------
                                                                                                         163,395
                                                                                                     -----------
           BUILDING MATERIALS (0.0%)
     221   Owens Corning...........................................................................        7,832
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (1.0%)
   6,966   Home Depot, Inc. (The)..................................................................      426,232
   1,571   Lowe's Companies, Inc...................................................................       80,416
                                                                                                     -----------
                                                                                                         506,648
                                                                                                     -----------
           BUILDING PRODUCTS (0.1%)
     178   Armstrong World Industries, Inc.........................................................       10,736
   1,512   Masco Corp..............................................................................       43,470
                                                                                                     -----------
                                                                                                          54,206
                                                                                                     -----------
           CABLE TELEVISION (0.7%)
   1,645   Comcast Corp. (Class A Special).........................................................       96,541
   2,704   MediaOne Group Inc.*....................................................................      127,088
   2,397   Tele-Communications, Inc. (Class A)*....................................................      132,584
                                                                                                     -----------
                                                                                                         356,213
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CASINO/GAMBLING (0.0%)
     415   Harrah's Entertainment, Inc.*...........................................................  $     6,510
     736   Mirage Resorts, Inc.*...................................................................       10,994
                                                                                                     -----------
                                                                                                          17,504
                                                                                                     -----------
           CELLULAR TELEPHONE (0.5%)
   2,549   AirTouch Communications, Inc.*..........................................................      183,847
   1,281   Nextel Communications, Inc. (Class A)*..................................................       30,264
   1,850   Sprint Corp. (PCS Group)*...............................................................       42,781
                                                                                                     -----------
                                                                                                         256,892
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.5%)
       1   Abercrombie & Fitch Co. (Class A)*......................................................           71
   2,582   Gap, Inc. (The).........................................................................      145,237
   1,015   Limited (The), Inc......................................................................       29,562
     664   Nordstrom, Inc..........................................................................       23,032
   1,436   TJX Companies, Inc......................................................................       41,644
                                                                                                     -----------
                                                                                                         239,546
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (1.6%)
   1,598   3Com Corp.*.............................................................................       71,610
     967   Ascend Communications, Inc.*............................................................       63,580
     673   Cabletron Systems, Inc.*................................................................        5,636
   7,037   Cisco Systems, Inc.*....................................................................      653,122
                                                                                                     -----------
                                                                                                         793,948
                                                                                                     -----------
           COMPUTER SOFTWARE (4.2%)
     293   Adobe Systems, Inc......................................................................       13,698
     193   Autodesk, Inc...........................................................................        8,227
     960   BMC Software, Inc.*.....................................................................       42,780
   2,399   Computer Associates International, Inc..................................................      102,257
     816   Compuware Corp.*........................................................................       63,699
  11,112   Microsoft Corp.* **.....................................................................    1,539,706
   1,569   Novell, Inc.*...........................................................................       28,438
   4,331   Oracle Corp.*...........................................................................      186,774
   1,213   Parametric Technology Corp.*............................................................       19,711
   1,038   PeopleSoft, Inc.*.......................................................................       19,592
                                                                                                     -----------
                                                                                                       2,024,882
                                                                                                     -----------
           COMPUTER/VIDEO CHAINS (0.1%)
     447   Circuit City Stores, Inc................................................................       22,322
     411   Tandy Corp..............................................................................       16,928
                                                                                                     -----------
                                                                                                          39,250
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.3%)
     325   Case Corp...............................................................................  $     7,089
   1,598   Caterpillar, Inc........................................................................       73,508
     187   Cummins Engine Co., Inc.................................................................        6,638
   1,063   Deere & Co..............................................................................       35,212
      36   NACCO Industries, Inc. (Class A)........................................................        3,312
     299   Navistar International Corp.*...........................................................        8,521
     320   PACCAR, Inc.............................................................................       13,080
                                                                                                     -----------
                                                                                                         147,360
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.1%)
     401   Maytag Corp.............................................................................       24,962
     339   Whirlpool Corp..........................................................................       18,772
                                                                                                     -----------
                                                                                                          43,734
                                                                                                     -----------
           CONSUMER SPECIALTIES (0.0%)
     107   Jostens, Inc............................................................................        2,802
                                                                                                     -----------
           CONSUMER SUNDRIES (0.0%)
     289   American Greetings Corp. (Class A)......................................................       11,867
                                                                                                     -----------
           CONTAINERS/PACKAGING (0.2%)
     125   Ball Corp...............................................................................        5,719
     219   Bemis Company, Inc......................................................................        8,308
     509   Crown Cork & Seal Co., Inc..............................................................       15,684
     692   Owens-Illinois, Inc.*...................................................................       21,192
     372   Sealed Air Corp.*.......................................................................       18,995
     228   Temple-Inland, Inc......................................................................       13,523
                                                                                                     -----------
                                                                                                          83,421
                                                                                                     -----------
           CONTRACT DRILLING (0.0%)
     206   Helmerich & Payne, Inc..................................................................        3,991
     374   Rowan Companies, Inc.*..................................................................        3,740
                                                                                                     -----------
                                                                                                           7,731
                                                                                                     -----------
           DEPARTMENT STORES (0.6%)
     454   Dillard's, Inc. (Class A)...............................................................       12,882
     913   Federated Department Stores, Inc.*......................................................       39,773
     705   Kohl's Corp.*...........................................................................       43,313
   1,041   May Department Stores Co................................................................       62,850
   1,132   Penney (J.C.) Co., Inc..................................................................       53,062
   1,707   Sears, Roebuck & Co.....................................................................       72,547
                                                                                                     -----------
                                                                                                         284,427
                                                                                                     -----------
           DISCOUNT CHAINS (2.2%)
     488   Consolidated Stores Corp.*..............................................................        9,851
     965   Costco Companies, Inc.*.................................................................       69,661
   1,960   Dayton Hudson Corp......................................................................      106,330

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
     824   Dollar General Corp.....................................................................  $    19,467
   2,197   Kmart Corp.*............................................................................       33,642
  10,039   Wal-Mart Stores, Inc.**.................................................................      817,551
                                                                                                     -----------
                                                                                                       1,056,502
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.1%)
     729   Paychex, Inc............................................................................       37,498
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.1%)
     328   Harris Corp.............................................................................       12,013
     852   Rockwell International Corp.............................................................       41,375
                                                                                                     -----------
                                                                                                          53,388
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (1.6%)
   2,015   American Express Co.....................................................................      206,034
  10,124   Citigroup, Inc..........................................................................      501,138
     631   Providian Financial Corp................................................................       47,287
     278   Transamerica Corp.......................................................................       32,109
                                                                                                     -----------
                                                                                                         786,568
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (1.2%)
      82   Aeroquip-Vickers, Inc...................................................................        2,455
     874   Allegheny Teledyne Inc..................................................................       17,862
   2,496   AlliedSignal, Inc.......................................................................      110,604
     477   Cooper Industries, Inc..................................................................       22,747
     596   Danaher Corp............................................................................       32,370
     994   Dover Corp..............................................................................       36,405
     485   ITT Industries, Inc.....................................................................       19,279
   1,788   Minnesota Mining & Manufacturing Co.....................................................      127,171
     680   Thermo Electron Corp.*..................................................................       11,517
   2,871   Tyco International Ltd..................................................................      216,581
                                                                                                     -----------
                                                                                                         596,991
                                                                                                     -----------
           DRUG STORE CHAIN (0.6%)
   1,738   CVS Corp................................................................................       95,590
     159   Longs Drug Stores Corp..................................................................        5,962
   1,152   Rite Aid Corp...........................................................................       57,096
   2,222   Walgreen Co.............................................................................      130,126
                                                                                                     -----------
                                                                                                         288,774
                                                                                                     -----------
           E.D.P. PERIPHERALS (0.5%)
   2,236   EMC Corp.*..............................................................................      190,060
   1,093   Seagate Technology, Inc.*...............................................................       33,063
                                                                                                     -----------
                                                                                                         223,123
                                                                                                     -----------
           E.D.P. SERVICES (0.7%)
   1,346   Automatic Data Processing, Inc..........................................................      107,932
     319   Ceridian Corp.*.........................................................................       22,270
     706   Computer Sciences Corp.*................................................................       45,493
   2,196   Electronic Data Systems Corp............................................................      110,349

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,973   First Data Corp.........................................................................  $    62,519
                                                                                                     -----------
                                                                                                         348,563
                                                                                                     -----------
           ELECTRIC UTILITIES (2.3%)
     804   AES Corp. (The)*........................................................................       38,089
     611   Ameren Corp.............................................................................       26,082
     853   American Electric Power Co..............................................................       40,144
     665   Baltimore Gas & Electric Co.............................................................       20,532
     674   Carolina Power & Light Co...............................................................       31,720
     947   Central & South West Corp...............................................................       25,983
     707   CINergy Corp............................................................................       24,303
   1,039   Consolidated Edison, Inc................................................................       54,937
     871   Dominion Resources, Inc.................................................................       40,719
     646   DTE Energy Co...........................................................................       27,697
   1,613   Duke Power Co...........................................................................      103,333
   1,572   Edison International....................................................................       43,819
   1,099   Entergy Corp............................................................................       34,206
   1,056   FirstEnergy Corp........................................................................       34,386
     806   FPL Group, Inc..........................................................................       49,670
     570   GPU, Inc................................................................................       25,187
   1,268   Houston Industries, Inc.................................................................       40,735
     509   New Century Energies, Inc...............................................................       24,814
     835   Niagara Mohawk Power Corp.*.............................................................       13,464
     680   Northern States Power Co................................................................       18,870
   1,325   PacifiCorp..............................................................................       27,908
     998   PECO Energy Co..........................................................................       41,542
   1,705   PG & E Corp.............................................................................       53,708
     674   PP&L Resources, Inc.....................................................................       18,788
   1,017   Public Service Enterprise Group, Inc....................................................       40,680
   3,107   Southern Co.............................................................................       90,297
   1,258   Texas Utilities Co......................................................................       58,733
     968   Unicom Corp.............................................................................       37,329
                                                                                                     -----------
                                                                                                       1,087,675
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.3%)
   1,963   Emerson Electric Co.....................................................................      122,810
     353   Raychem Corp............................................................................       11,406
     253   Thomas & Betts Corp.....................................................................       10,958
                                                                                                     -----------
                                                                                                         145,174
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.1%)
     975   AMP, Inc................................................................................       50,761
     353   Andrew Corp.*...........................................................................        5,825
                                                                                                     -----------
                                                                                                          56,586
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (4.3%)
     600   Apple Computer, Inc.*...................................................................       24,563
   7,576   Compaq Computer Corp....................................................................      317,719
     180   Data General Corp.*.....................................................................        2,959

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   5,675   Dell Computer Corp.*....................................................................  $   415,339
     696   Gateway 2000, Inc.*.....................................................................       35,627
   4,622   Hewlett-Packard Co......................................................................      315,740
   4,158   International Business Machines Corp.**.................................................      768,191
     773   Silicon Graphics, Inc.*.................................................................        9,952
   1,696   Sun Microsystems, Inc.*.................................................................      145,114
   1,137   Unisys Corp.*...........................................................................       39,155
                                                                                                     -----------
                                                                                                       2,074,359
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.2%)
   1,647   Applied Materials, Inc.*................................................................       70,306
     390   KLA-Tencor Corp.*.......................................................................       16,916
                                                                                                     -----------
                                                                                                          87,222
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.0%)
     323   Fluor Corp..............................................................................       13,748
     167   Foster Wheeler Corp.....................................................................        2,202
                                                                                                     -----------
                                                                                                          15,950
                                                                                                     -----------
           ENVIRONMENTAL SERVICES (0.3%)
     774   Browning-Ferris Industries, Inc.........................................................       22,011
   2,560   Waste Management, Inc...................................................................      119,360
                                                                                                     -----------
                                                                                                         141,371
                                                                                                     -----------
           FARMING/SEEDS/MILLING (0.2%)
   2,644   Archer-Daniels-Midland Co...............................................................       45,444
   1,077   Pioneer Hi-Bred International, Inc......................................................       29,079
                                                                                                     -----------
                                                                                                          74,523
                                                                                                     -----------
           FINANCE COMPANIES (1.9%)
   3,220   Associates First Capital Corp. (Class A)................................................      136,448
     292   Capital One Financial Corp..............................................................       33,580
     498   Countrywide Credit Industries, Inc......................................................       24,993
   4,621   Fannie Mae..............................................................................      341,954
   3,024   Freddie Mac.............................................................................      194,859
   2,151   Household International, Inc............................................................       85,233
   3,350   MBNA Corp...............................................................................       83,541
     738   SLM Holding Corp........................................................................       35,424
                                                                                                     -----------
                                                                                                         936,032
                                                                                                     -----------
           FINANCIAL PUBLISHING/SERVICES (0.2%)
     745   Dun & Bradstreet Corp...................................................................       23,514
     657   Equifax, Inc............................................................................       22,461
     438   McGraw-Hill, Inc........................................................................       44,621
                                                                                                     -----------
                                                                                                          90,596
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           FLUID CONTROLS (0.0%)
     453   Parker-Hannifin Corp....................................................................  $    14,836
                                                                                                     -----------
           FOOD CHAINS (0.8%)
   1,094   Albertson's, Inc........................................................................       69,674
   1,223   American Stores Co......................................................................       45,175
     688   Fred Meyer, Inc.*.......................................................................       41,452
     139   Great Atlantic & Pacific Tea Co., Inc...................................................        4,118
   1,142   Kroger Co.*.............................................................................       69,091
   2,167   Safeway Inc.*...........................................................................      132,052
     662   Winn-Dixie Stores, Inc..................................................................       29,707
                                                                                                     -----------
                                                                                                         391,269
                                                                                                     -----------
           FOOD DISTRIBUTORS (0.1%)
     495   Supervalu, Inc..........................................................................       13,860
   1,489   Sysco Corp..............................................................................       40,854
                                                                                                     -----------
                                                                                                          54,714
                                                                                                     -----------
           FOREST PRODUCTS (0.2%)
     382   Georgia-Pacific Corp....................................................................       22,371
     484   Louisiana-Pacific Corp..................................................................        8,863
     887   Weyerhaeuser Co.........................................................................       45,071
                                                                                                     -----------
                                                                                                          76,305
                                                                                                     -----------
           HEALTH CARE (0.0%)
     200   Alberto-Culver Co. (Class B)............................................................        5,338
                                                                                                     -----------
           HOME BUILDING (0.1%)
     265   Centex Corp.............................................................................       11,942
     125   Fleetwood Enterprises, Inc..............................................................        4,344
     178   Kaufman & Broad Home Corp...............................................................        5,118
     192   Pulte Corp..............................................................................        5,340
                                                                                                     -----------
                                                                                                          26,744
                                                                                                     -----------
           HOME FURNISHINGS (0.1%)
     725   Newell Co...............................................................................       29,906
     668   Rubbermaid, Inc.........................................................................       21,000
     236   Tupperware Corp.........................................................................        3,879
                                                                                                     -----------
                                                                                                          54,785
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
   2,877   Columbia/HCA Healthcare Corp............................................................       71,206
     494   HCR Manor Care, Inc.*...................................................................       14,511
   1,380   Tenet Healthcare Corp.*.................................................................       36,225
                                                                                                     -----------
                                                                                                         121,942
                                                                                                     -----------
           HOTELS/RESORTS (0.4%)
   2,654   Carnival Corp. (Class A)................................................................      127,392
   1,162   Hilton Hotels Corp......................................................................       22,223

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,115   Marriott International, Inc.............................................................  $    32,335
                                                                                                     -----------
                                                                                                         181,950
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
      89   Harnischfeger Industries, Inc...........................................................          907
   1,114   Illinois Tool Works Inc.................................................................       64,612
     733   Ingersoll-Rand Co.......................................................................       34,405
     114   Milacron, Inc...........................................................................        2,195
                                                                                                     -----------
                                                                                                         102,119
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.1%)
     577   Ecolab, Inc.............................................................................       20,880
     180   Millipore Corp..........................................................................        5,119
     552   Pall Corp...............................................................................       13,973
                                                                                                     -----------
                                                                                                          39,972
                                                                                                     -----------
           INSURANCE BROKERS/SERVICES (0.2%)
     758   AON Corp................................................................................       41,974
   1,147   Marsh & McLennan Companies, Inc.........................................................       67,028
                                                                                                     -----------
                                                                                                         109,002
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (4.4%)
     403   Amerada Hess Corp.......................................................................       20,049
   1,431   Atlantic Richfield Co...................................................................       93,373
   2,907   Chevron Corp............................................................................      241,099
  10,834   Exxon Corp.**...........................................................................      792,236
     210   Kerr-McGee Corp.........................................................................        8,033
   3,475   Mobil Corp..............................................................................      302,759
   1,135   Phillips Petroleum Co...................................................................       48,379
   9,555   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      457,446
   2,382   Texaco, Inc.............................................................................      125,948
   1,076   Unocal Corp.............................................................................       31,406
                                                                                                     -----------
                                                                                                       2,120,728
                                                                                                     -----------
           INTERNET SERVICES (0.6%)
   2,033   America Online, Inc.*...................................................................      294,277
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/ SERVICES (0.9%)
     502   Bear Stearns Companies, Inc.............................................................       18,762
     517   Lehman Brothers Holdings, Inc...........................................................       22,780
   1,581   Merrill Lynch & Co., Inc................................................................      105,532
   2,574   Morgan Stanley Dean Witter & Co. (Note 3)...............................................      182,754
   1,786   Schwab (CHARLES) Corp...................................................................      100,351
                                                                                                     -----------
                                                                                                         430,179
                                                                                                     -----------
           INVESTMENT MANAGERS (0.1%)
   1,128   Franklin Resources, Inc.................................................................       36,096
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (0.5%)
   1,123   American General Corp...................................................................  $    87,594
   1,401   Conseco, Inc............................................................................       42,818
     472   Jefferson-Pilot Corp....................................................................       35,400
     967   SunAmerica Inc..........................................................................       78,448
                                                                                                     -----------
                                                                                                         244,260
                                                                                                     -----------
           MAJOR BANKS (5.9%)
   3,390   Bank of New York Co., Inc...............................................................      136,448
   5,218   Bank One Corp...........................................................................      266,444
   7,712   BankAmerica Corp........................................................................      463,684
   1,313   BankBoston Corp.........................................................................       51,125
     425   Bankers Trust New York Corp.............................................................       36,311
   1,311   BB&T Corp...............................................................................       52,850
   3,769   Chase Manhattan Corp. (The).............................................................      256,528
     693   Comerica, Inc...........................................................................       47,254
   4,415   First Union Corp........................................................................      268,487
   1,020   Firstar Corp............................................................................       95,115
   2,533   Fleet Financial Group, Inc..............................................................      113,193
     941   Huntington Bancshares, Inc..............................................................       28,289
   2,028   KeyCorp.................................................................................       64,896
   1,164   Mellon Bank Corp........................................................................       80,025
     779   Morgan (J.P.) & Co., Inc................................................................       81,844
   1,474   National City Corp......................................................................      106,865
   1,341   PNC Bank Corp...........................................................................       72,582
     478   Republic New York Corp..................................................................       21,779
     715   State Street Corp.......................................................................       49,737
     774   Summit Bancorp..........................................................................       33,814
     934   SunTrust Banks, Inc.....................................................................       71,451
   3,234   U.S. Bancorp............................................................................      114,807
     904   Wachovia Corp...........................................................................       79,044
   7,206   Wells Fargo & Co........................................................................      287,790
                                                                                                     -----------
                                                                                                       2,880,362
                                                                                                     -----------
           MAJOR CHEMICALS (1.2%)
     986   Dow Chemical Co.........................................................................       89,664
   5,017   Du Pont (E.I.) de Nemours & Co., Inc....................................................      266,215
     353   Eastman Chemical Co.....................................................................       15,797
     448   Hercules, Inc...........................................................................       12,264
   2,792   Monsanto Co.............................................................................      132,620
     730   Rohm & Haas Co..........................................................................       21,991
     592   Union Carbide Corp......................................................................       25,160
                                                                                                     -----------
                                                                                                         563,711
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (9.3%)
   6,763   Abbott Laboratories.....................................................................      331,387
   5,873   American Home Products Corp.............................................................      330,723
   1,274   Baxter International, Inc...............................................................       81,934
   4,428   Bristol-Myers Squibb Co.................................................................      592,522

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   5,992   Johnson & Johnson.......................................................................  $   502,579
   4,901   Lilly (Eli) & Co........................................................................      435,576
   5,308   Merck & Co., Inc.**.....................................................................      783,925
   5,783   Pfizer, Inc.**..........................................................................      725,405
   2,264   Pharmacia & Upjohn, Inc.................................................................      128,199
   6,549   Schering-Plough Corp....................................................................      361,832
   3,660   Warner-Lambert Co.......................................................................      275,186
                                                                                                     -----------
                                                                                                       4,549,268
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (7.1%)
   1,223   ALLTEL Corp.............................................................................       73,151
   4,916   Ameritech Corp..........................................................................      311,552
   8,049   AT&T Corp...............................................................................      605,687
   6,917   Bell Atlantic Corp......................................................................      392,972
   8,714   BellSouth Corp..........................................................................      434,611
   4,301   GTE Corp................................................................................      290,049
   8,170   MCI WorldCom, Inc.*.....................................................................      586,198
   8,716   SBC Communications, Inc.................................................................      467,396
   1,919   Sprint Corp. (FON Group)................................................................      161,436
   2,238   U.S. West, Inc..........................................................................      144,631
                                                                                                     -----------
                                                                                                       3,467,683
                                                                                                     -----------
           MANAGED HEALTH CARE (0.2%)
     637   Aetna Inc...............................................................................       50,084
     684   Humana, Inc.*...........................................................................       12,184
     830   United Healthcare Corp..................................................................       35,742
                                                                                                     -----------
                                                                                                          98,010
                                                                                                     -----------
           MEAT/POULTRY/FISH (0.1%)
   2,181   ConAgra, Inc............................................................................       68,702
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (0.3%)
   2,185   Medtronic, Inc..........................................................................      162,236
                                                                                                     -----------
           MEDICAL SPECIALTIES (0.5%)
     388   ALZA Corp. (Class A)*...................................................................       20,273
     239   Bard (C.R.), Inc........................................................................       11,831
     250   Bausch & Lomb, Inc......................................................................       15,000
   1,102   Becton, Dickinson & Co..................................................................       47,042
     500   Biomet, Inc.............................................................................       20,094
   1,751   Boston Scientific Corp.*................................................................       46,949
     671   Guidant Corp............................................................................       73,978
     318   Mallinckrodt Group, Inc.................................................................        9,798
     375   St. Jude Medical, Inc.*.................................................................       10,383
                                                                                                     -----------
                                                                                                         255,348
                                                                                                     -----------
           MEDICAL/DENTAL DISTRIBUTORS (0.1%)
     894   Cardinal Health, Inc....................................................................       67,832
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.1%)
   1,885   Healthsouth Corp.*......................................................................       29,100
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           METALS FABRICATIONS (0.0%)
     277   Timken Co...............................................................................  $     5,228
                                                                                                     -----------
           MID - SIZED BANKS (0.5%)
   1,189   Fifth Third Bancorp.....................................................................       84,791
     701   Mercantile Bancorporation, Inc..........................................................       32,334
     495   Northern Trust Corp.....................................................................       43,189
     986   Regions Financial Corp..................................................................       39,748
   1,191   Synovus Financial Corp..................................................................       29,031
     606   Union Planters Corp.....................................................................       27,459
                                                                                                     -----------
                                                                                                         256,552
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.2%)
     188   EG & G, Inc.............................................................................        5,229
     565   General Dynamics Corp...................................................................       33,123
   1,502   Raytheon Co. (Class B)..................................................................       79,982
                                                                                                     -----------
                                                                                                         118,334
                                                                                                     -----------
           MISCELLANEOUS (0.1%)
     525   Solectron Corp.*........................................................................       48,792
                                                                                                     -----------
           MOTOR VEHICLES (1.1%)
   5,392   Ford Motor Co...........................................................................      316,443
   2,916   General Motors Corp.....................................................................      208,676
                                                                                                     -----------
                                                                                                         525,119
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (1.7%)
     326   King World Productions Inc.*............................................................        9,597
   1,757   Seagram Co. Ltd. (Canada)...............................................................       66,766
   5,468   Time Warner, Inc........................................................................      339,358
   1,550   Viacom, Inc. (Class B)*.................................................................      114,700
   9,129   Walt Disney Co..........................................................................      273,870
                                                                                                     -----------
                                                                                                         804,291
                                                                                                     -----------
           MULTI-LINE INSURANCE (1.6%)
   3,656   Allstate Corp. (Note 3).................................................................      141,213
   4,679   American International Group, Inc.......................................................      452,108
     920   CIGNA Corp..............................................................................       71,128
   1,040   Hartford Financial Services Group, Inc..................................................       57,070
     450   Lincoln National Corp...................................................................       36,816
     578   SAFECO Corp.............................................................................       24,818
                                                                                                     -----------
                                                                                                         783,153
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (3.5%)
     282   Crane Co................................................................................        8,513
  14,602   General Electric Co.**..................................................................    1,490,317
     561   Honeywell, Inc..........................................................................       42,250
     507   Loews Corp..............................................................................       49,813
     215   McDermott International, Inc............................................................        5,308
     151   National Service Industries, Inc........................................................        5,738

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
     758   Tenneco, Inc............................................................................  $    25,819
     706   Textron, Inc............................................................................       53,612
                                                                                                     -----------
                                                                                                       1,681,370
                                                                                                     -----------
           NATURAL GAS (0.2%)
     427   Consolidated Natural Gas Co.............................................................       23,058
     100   Eastern Enterprises.....................................................................        4,375
     212   Nicor Inc...............................................................................        8,957
     140   ONEOK, Inc..............................................................................        5,058
     145   Peoples Energy Corp.....................................................................        5,782
   1,070   Sempra Energy...........................................................................       27,151
                                                                                                     -----------
                                                                                                          74,381
                                                                                                     -----------
           NEWSPAPERS (0.4%)
     418   Dow Jones & Co., Inc....................................................................       20,116
   1,255   Gannett Co., Inc........................................................................       83,065
     350   Knight-Ridder, Inc......................................................................       17,894
     776   New York Times Co. (The) (Class A)......................................................       26,918
     355   Times Mirror Co. (Class A)..............................................................       19,880
     529   Tribune Co..............................................................................       34,914
                                                                                                     -----------
                                                                                                         202,787
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
     518   Avery Dennison Corp.....................................................................       23,342
   1,215   Pitney Bowes, Inc.......................................................................       80,266
   1,461   Xerox Corp..............................................................................      172,398
                                                                                                     -----------
                                                                                                         276,006
                                                                                                     -----------
           OIL & GAS PRODUCTION (0.2%)
     536   Anardarko Petroleum Corp................................................................       16,549
     404   Apache Corp.............................................................................       10,226
     790   Burlington Resources, Inc...............................................................       28,292
   1,542   Occidental Petroleum Corp...............................................................       26,021
     435   Oryx Energy Co.*........................................................................        5,845
   1,119   Union Pacific Resources Group, Inc......................................................       10,141
                                                                                                     -----------
                                                                                                          97,074
                                                                                                     -----------
           OIL REFINERIES/MARKETING (0.2%)
     341   Ashland, Inc............................................................................       16,496
     417   Sunoco Inc..............................................................................       15,038
   1,371   USX-Marathon Group......................................................................       41,301
                                                                                                     -----------
                                                                                                          72,835
                                                                                                     -----------
           OIL/GAS TRANSMISSION (0.4%)
     948   Coastal Corp............................................................................       33,121
     372   Columbia Energy Group, Inc..............................................................       21,483
   1,474   Enron Corp..............................................................................       84,110
     451   Sonat, Inc..............................................................................       12,205

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,906   Williams Companies, Inc.................................................................  $    59,443
                                                                                                     -----------
                                                                                                         210,362
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (0.4%)
   1,457   Baker Hughes, Inc.......................................................................       25,771
   1,959   Halliburton Co..........................................................................       58,035
   2,433   Schlumberger, Ltd.......................................................................      112,222
                                                                                                     -----------
                                                                                                         196,028
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.3%)
     448   Block (H.&R.), Inc......................................................................       20,160
   3,802   Cendant Corp.*..........................................................................       72,476
   1,149   Service Corp. International.............................................................       43,734
                                                                                                     -----------
                                                                                                         136,370
                                                                                                     -----------
           OTHER METALS/MINERALS (0.1%)
     116   ASARCO, Inc.............................................................................        1,747
     383   Cyprus Amax Minerals Co.................................................................        3,830
     654   Freeport-McMoran Copper & Gold, Inc. (Class B)..........................................        6,826
     680   Inco Ltd. (Canada)......................................................................        7,183
     240   Phelps Dodge Corp.......................................................................       12,210
                                                                                                     -----------
                                                                                                          31,796
                                                                                                     -----------
           OTHER PHARMACEUTICALS (0.0%)
     294   Allergan, Inc...........................................................................       19,037
                                                                                                     -----------
           OTHER SPECIALTY STORES (0.2%)
     681   AutoZone, Inc.*.........................................................................       22,430
     284   Pep Boys-Manny, Moe & Jack..............................................................        4,455
   1,389   Staples, Inc.*..........................................................................       60,682
   1,165   Toys 'R' Us, Inc.*......................................................................       19,659
                                                                                                     -----------
                                                                                                         107,226
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.1%)
     765   Frontier Corp...........................................................................       26,010
                                                                                                     -----------
           OTHER TRANSPORTATION (0.0%)
   1,350   Laidlaw, Inc. (Canada)..................................................................       13,584
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (2.4%)
   1,171   Avon Products, Inc......................................................................       51,817
     461   Clorox Co...............................................................................       53,851
   1,305   Colgate-Palmolive Co....................................................................      121,202
   4,943   Gillette Co.............................................................................      238,809
     473   International Flavors & Fragrances Inc..................................................       20,901
   2,415   Kimberly-Clark Corp.....................................................................      131,618
   5,913   Procter & Gamble Co.....................................................................      539,931
                                                                                                     -----------
                                                                                                       1,158,129
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PACKAGED FOODS (1.7%)
   1,273   BestFoods...............................................................................  $    67,787
   1,996   Campbell Soup Co........................................................................      109,780
     682   General Mills, Inc......................................................................       53,026
   1,613   Heinz (H.J.) Co.........................................................................       91,336
   1,806   Kellogg Co..............................................................................       61,630
     607   Quaker Oats Company (The)...............................................................       36,117
   1,391   Ralston-Ralston Purina Group............................................................       45,034
   4,070   Sara Lee Corp...........................................................................      114,723
   2,853   Unilever N.V. (Netherlands).............................................................      236,621
                                                                                                     -----------
                                                                                                         816,054
                                                                                                     -----------
           PAINTS/COATINGS (0.1%)
     790   PPG Industries, Inc.....................................................................       46,018
     766   Sherwin-Williams Co.....................................................................       22,501
                                                                                                     -----------
                                                                                                          68,519
                                                                                                     -----------
           PAPER (0.4%)
     231   Boise Cascade Corp......................................................................        7,161
     392   Champion International Corp.............................................................       15,876
     982   Fort James Corp.........................................................................       39,280
   1,369   International Paper Co..................................................................       61,348
     425   Mead Corp...............................................................................       12,458
     119   Potlatch Corp...........................................................................        4,388
     308   Union Camp Corp.........................................................................       20,790
     451   Westvaco Corp...........................................................................       12,092
     456   Willamette Industries, Inc..............................................................       15,276
                                                                                                     -----------
                                                                                                         188,669
                                                                                                     -----------
           PHOTOGRAPHIC PRODUCTS (0.2%)
   1,444   Eastman Kodak Co........................................................................      103,968
     195   Polaroid Corp...........................................................................        3,644
                                                                                                     -----------
                                                                                                         107,612
                                                                                                     -----------
           PRECIOUS METALS (0.1%)
   1,662   Barrick Gold Corp. (Canada).............................................................       32,409
   1,024   Battle Mountain Gold Co.................................................................        4,224
   1,065   Homestake Mining Co.....................................................................        9,785
     685   Newmont Mining Corp.....................................................................       12,373
   1,024   Placer Dome Inc. (Canada)...............................................................       11,776
                                                                                                     -----------
                                                                                                          70,567
                                                                                                     -----------
           PRECISION INSTRUMENTS (0.1%)
     222   Perkin-Elmer Corp.......................................................................       21,659
     211   Tektronix, Inc..........................................................................        6,343
                                                                                                     -----------
                                                                                                          28,002
                                                                                                     -----------
           PRINTING/FORMS (0.1%)
     331   Deluxe Corp.............................................................................       12,102
     605   Donnelley (R.R.) & Sons Co..............................................................       26,507
     362   Moore Corp. Ltd. (Canada)...............................................................        3,982
                                                                                                     -----------
                                                                                                          42,591
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PROPERTY - CASUALTY INSURANCE (0.5%)
      32   Berkshire Hathaway, Inc.*...............................................................  $    76,493
     726   Chubb Corp..............................................................................       47,099
     744   Cincinnati Financial Corp...............................................................       27,249
     323   Progressive Corp........................................................................       54,708
   1,050   St. Paul Companies, Inc.................................................................       36,488
                                                                                                     -----------
                                                                                                         242,037
                                                                                                     -----------
           RAILROADS (0.4%)
   2,090   Burlington Northern Santa Fe Corp.......................................................       70,538
     973   CSX Corp................................................................................       40,380
   1,690   Norfolk Southern Corp...................................................................       53,552
   1,102   Union Pacific Corp......................................................................       49,659
                                                                                                     -----------
                                                                                                         214,129
                                                                                                     -----------
           RECREATIONAL PRODUCTS/TOYS (0.1%)
     406   Brunswick Corp..........................................................................       10,049
     583   Hasbro, Inc.............................................................................       21,061
   1,282   Mattel, Inc.............................................................................       29,246
                                                                                                     -----------
                                                                                                          60,356
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (0.0%)
     300   Ryder System, Inc.......................................................................        7,800
                                                                                                     -----------
           RESTAURANTS (0.6%)
     570   Darden Restaurants, Inc.................................................................       10,260
   3,015   McDonald's Corp.........................................................................      231,024
     680   Tricon Global Restaurants, Inc.*........................................................       34,085
     521   Wendy's International, Inc..............................................................       11,364
                                                                                                     -----------
                                                                                                         286,733
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.3%)
     254   Golden West Financial Corp..............................................................       23,289
   2,644   Washington Mutual, Inc..................................................................      100,968
                                                                                                     -----------
                                                                                                         124,257
                                                                                                     -----------
           SEMICONDUCTORS (2.3%)
     645   Advanced Micro Devices, Inc.*...........................................................       18,665
   7,429   Intel Corp.**...........................................................................      880,337
     629   LSI Logic Corp.*........................................................................       10,143
     951   Micron Technology, Inc.*................................................................       48,085
     741   National Semiconductor Corp.*...........................................................       10,004
   1,738   Texas Instruments, Inc..................................................................      148,708
                                                                                                     -----------
                                                                                                       1,115,942
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
   2,073   HBO & Co................................................................................       59,469
     714   IMS Health Inc..........................................................................       53,862
      97   Shared Medical Systems Corp.............................................................        4,838
                                                                                                     -----------
                                                                                                         118,169
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SHOE MANUFACTURING (0.1%)
   1,276   Nike, Inc. (Class B)....................................................................  $    51,758
     205   Reebok International Ltd. (United Kingdom)*.............................................        3,049
                                                                                                     -----------
                                                                                                          54,807
                                                                                                     -----------
           SOFT DRINKS (2.2%)
  10,985   Coca Cola Co.**.........................................................................      734,622
   1,747   Coca-Cola Enterprises Inc...............................................................       62,455
   6,538   PepsiCo, Inc............................................................................      267,649
                                                                                                     -----------
                                                                                                       1,064,726
                                                                                                     -----------
           SPECIALTY CHEMICALS (0.3%)
   1,031   Air Products & Chemicals, Inc...........................................................       41,240
     592   Engelhard Corp..........................................................................       11,544
     141   FMC Corp.*..............................................................................        7,896
     311   Grace (W. R.) & Co......................................................................        4,879
     263   Great Lakes Chemical Corp...............................................................       10,520
     534   Morton International, Inc...............................................................       13,083
     292   Nalco Chemical Co.......................................................................        9,052
       3   Octel Corp.*............................................................................           42
     703   Praxair, Inc............................................................................       24,781
     412   Sigma-Aldrich Corp......................................................................       12,051
                                                                                                     -----------
                                                                                                         135,088
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.2%)
     638   Hershey Foods Corp......................................................................       39,676
     518   Wrigley (Wm.) Jr. Co. (Class A).........................................................       46,393
                                                                                                     -----------
                                                                                                          86,069
                                                                                                     -----------
           SPECIALTY INSURERS (0.1%)
     443   MBIA, Inc...............................................................................       29,044
     464   MGIC Investment Corp....................................................................       18,473
                                                                                                     -----------
                                                                                                          47,517
                                                                                                     -----------
           SPECIALTY STEEL (0.0%)
     361   Nucor Corp..............................................................................       15,613
                                                                                                     -----------
           STEEL/IRON ORE (0.0%)
     531   Bethlehem Steel Corp.*..................................................................        4,447
     394   USX-U.S. Steel Group, Inc...............................................................        9,062
     412   Worthington Industries, Inc.............................................................        5,150
                                                                                                     -----------
                                                                                                          18,659
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (2.2%)
   1,030   Corning, Inc............................................................................  $    46,350
     746   General Instrument Corp.*...............................................................       25,317
   5,860   Lucent Technologies Inc.**..............................................................      644,600
   2,675   Motorola, Inc...........................................................................      163,342
   2,906   Northern Telecom Ltd. (Canada)..........................................................      145,663
     307   Scientific-Atlanta, Inc.................................................................        7,003
     866   Tellabs, Inc.*..........................................................................       59,375
                                                                                                     -----------
                                                                                                       1,091,650
                                                                                                     -----------
           TEXTILES (0.0%)
      76   Springs Industries, Inc. (Class A)......................................................        3,149
                                                                                                     -----------
           TOBACCO (1.3%)
  10,849   Philip Morris Companies, Inc............................................................      580,422
   1,447   RJR Nabisco Holdings Corp...............................................................       42,958
     829   UST, Inc................................................................................       28,911
                                                                                                     -----------
                                                                                                         652,291
                                                                                                     -----------
           TOOLS/HARDWARE (0.1%)
     381   Black & Decker Corp.....................................................................       21,360
      99   Briggs & Stratton Corp..................................................................        4,938
     242   Snap-On, Inc............................................................................        8,425
     363   Stanley Works...........................................................................       10,073
                                                                                                     -----------
                                                                                                          44,796
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (0.0%)
     400   Grainger (W.W.), Inc....................................................................       16,650
     555   IKON Office Solutions, Inc..............................................................        4,751
                                                                                                     -----------
                                                                                                          21,401
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $40,468,724)...........................................................   44,545,509
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (8.6%)
           U.S. GOVERNMENT AGENCY
$  4,200   Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $4,198,425).........  $ 4,198,425
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $44,667,149) (b)..........................................................  100.0 %   48,743,934

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.0)       (11,966)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 48,731,968
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
** Some or all of these securities are segregated in connection with open futures contracts.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,070,330 and the aggregate gross unrealized depreciation is $993,545, resulting in net unrealized appreciation of $4,076,785.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 1998:

                                   UNDERLYING
                   DESCRIPTION,      FACE
   NUMBER OF      DELIVERY MONTH    AMOUNT     UNREALIZED
   CONTRACTS         AND YEAR      AT VALUE       GAIN
------------------------------------------------------------
                  S&P 500 Index
          12        March/1999     $3,736,500 $       97,127
                                                    -------
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON AND PREFERRED STOCKS (94.2%)
                                AUSTRALIA (2.6%)
                                NEWSPAPERS
                      156,800   News Corporation Ltd. (Pref.)......................................  $   952,120
                                                                                                     -----------

                                FINLAND (2.4%)
                                PAPER
                       31,300   UPM-Kymmene Oyj....................................................      872,089
                                                                                                     -----------

                                FRANCE (3.9%)
                                MULTI-LINE INSURANCE
                        6,340   Axa................................................................      918,890
                                                                                                     -----------
                                OIL REFINERIES/MARKETING
                        5,010   Total S.A. (B Shares)..............................................      507,392
                                                                                                     -----------

                                TOTAL FRANCE.......................................................    1,426,282
                                                                                                     -----------

                                GERMANY (4.6%)
                                DIVERSIFIED MANUFACTURING
                        2,660   MAN AG.............................................................      782,917
                                                                                                     -----------
                                MOTOR VEHICLES
                        1,150   Bayerische Motoren Werke (BMW) AG..................................      893,170
                                                                                                     -----------

                                TOTAL GERMANY......................................................    1,676,087
                                                                                                     -----------
                                HONG KONG (2.1%)
                                DIVERSIFIED FINANCIAL SERVICES
                       31,300   HSBC Holdings PLC..................................................      779,813
                                                                                                     -----------

                                JAPAN (5.3%)
                                CONSUMER ELECTRONICS/APPLIANCES
                       13,200   Sony Corp..........................................................      959,682
                                                                                                     -----------
                                PHOTOGRAPHIC PRODUCTS
                       25,900   Fuji Photo Film Co.................................................      960,954
                                                                                                     -----------
                                TOTAL JAPAN........................................................    1,920,636
                                                                                                     -----------
                                NETHERLANDS (5.1%)
                                ALCOHOLIC BEVERAGES
                       17,100   Heineken N.V.......................................................    1,028,093
                                                                                                     -----------
                                BOOKS/MAGAZINES
                        3,890   Wolters Kluwer N.V.................................................      831,605
                                                                                                     -----------
                                TOTAL NETHERLANDS..................................................    1,859,698
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------

                                SWEDEN (2.3%)
                                LIFE INSURANCE
                       54,800   Skandia Forsakrings AB.............................................  $   838,448
                                                                                                     -----------

                                SWITZERLAND (4.0%)
                                BUILDING MATERIALS
                          680   Holderbank Financiere Glarus AG (B Shares).........................      805,009
                                                                                                     -----------
                                PACKAGED FOODS
                          310   Nestle S.A.........................................................      674,845
                                                                                                     -----------

                                TOTAL SWITZERLAND..................................................    1,479,854
                                                                                                     -----------

                                UNITED KINGDOM (5.4%)
                                ALCOHOLIC BEVERAGES
                       55,100   Diageo PLC.........................................................      624,082
                                                                                                     -----------
                                INDUSTRIAL MACHINERY/COMPONENTS
                      157,200   Siebe PLC..........................................................      616,929
                                                                                                     -----------
                                PACKAGED FOODS
                       64,000   Unilever PLC.......................................................      714,289
                                                                                                     -----------

                                TOTAL UNITED KINGDOM...............................................    1,955,300
                                                                                                     -----------

                                UNITED STATES (56.5%)
                                AIR FREIGHT/DELIVERY SERVICES
                       15,500   FDX Corp.*.........................................................    1,379,500
                                                                                                     -----------
                                COMPUTER COMMUNICATIONS
                       11,250   Cisco Systems, Inc.*...............................................    1,044,141
                                                                                                     -----------
                                COMPUTER SOFTWARE
                       15,600   Computer Associates International, Inc.............................      664,950
                        8,400   Microsoft Corp.*...................................................    1,163,925
                                                                                                     -----------
                                                                                                       1,828,875
                                                                                                     -----------
                                DEPARTMENT STORES
                       10,300   Wal-Mart Stores, Inc...............................................      838,806
                                                                                                     -----------
                                DIVERSIFIED FINANCIAL SERVICES
                        9,100   American Express Co................................................      930,475
                                                                                                     -----------
                                DIVERSIFIED MANUFACTURING
                        8,200   General Electric Co................................................      836,912
                                                                                                     -----------
                                ELECTRICAL PRODUCTS
                       12,200   Emerson Electric Co................................................      763,262
                                                                                                     -----------
                                INTEGRATED OIL COMPANIES
                        9,300   Chevron Corp.......................................................      771,319
                                                                                                     -----------
                                MAJOR BANKS
                       27,000   Bank of New York Co., Inc..........................................    1,086,750
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                MAJOR CHEMICALS
                       12,400   Du Pont (E.I.) de Nemours & Co., Inc...............................  $   657,975
                                                                                                     -----------
                                MAJOR PHARMACEUTICALS
                       18,300   American Home Products Corp........................................    1,030,519
                        8,700   Lilly (Eli) & Co...................................................      773,212
                                                                                                     -----------
                                                                                                       1,803,731
                                                                                                     -----------
                                MEDICAL EQUIPMENT & SUPPLIES
                       11,000   Medtronic, Inc.....................................................      816,750
                                                                                                     -----------
                                MOVIES/ENTERTAINMENT
                       18,200   Time Warner, Inc...................................................    1,129,537
                                                                                                     -----------
                                OILFIELD SERVICES/EQUIPMENT
                       18,900   Halliburton Co.....................................................      559,913
                       14,800   Schlumberger, Ltd..................................................      682,650
                                                                                                     -----------
                                                                                                       1,242,563
                                                                                                     -----------
                                PROPERTY - CASUALTY INSURANCE
                       19,300   Chubb Corp.........................................................    1,252,088
                                                                                                     -----------
                                SEMICONDUCTORS
                        6,700   Intel Corp.........................................................      793,950
                                                                                                     -----------
                                SERVICES TO THE HEALTH INDUSTRY
                       25,040   Quintiles Transnational Corp.*.....................................    1,334,945
                                                                                                     -----------
                                SOFT DRINKS
                       19,500   Coca-Cola Enterprises Inc..........................................      697,125
                                                                                                     -----------
                                UNREGULATED POWER GENERATION
                       14,500   AES Corp. (The)*...................................................      686,938
                                                                                                     -----------
                                UTILITIES - ELECTRIC
                       25,900   Southern Co........................................................      752,719
                                                                                                     -----------

                                TOTAL UNITED STATES................................................   20,648,361
                                                                                                     -----------

                                TOTAL COMMON AND PREFERRED STOCKS
                                (IDENTIFIED COST $32,413,286)......................................   34,408,688
                                                                                                     -----------

          PRINCIPAL
          AMOUNT IN
          THOUSANDS                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                SHORT-TERM INVESTMENT (a) (5.6%)
                                U.S. GOVERNMENT AGENCY
$                       2,050   Federal Farm Credit Bank 4.50% due 01/04/99
                                  (AMORTIZED COST $2,049,231)......................................  $ 2,049,231
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $34,462,517) (B)..........................................................   99.8 %   36,457,919

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.2         80,861
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 36,538,780
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregrate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,446,594 and the aggregate gross unrealized depreciation is $1,451,192, resulting in net unrealized appreciation of $1,995,402.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                           PERCENT OF
INDUSTRY                                                         VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Air Freight/Delivery Services...............................  $ 1,379,500       3.8%
Alcoholic Beverages.........................................    1,652,175       4.5
Books/Magazines.............................................      831,605       2.3
Building Materials..........................................      805,009       2.2
Computer Communications.....................................    1,044,141       2.9
Computer Software...........................................    1,828,875       5.0
Consumer Electronics/
  Appliances................................................      959,682       2.6
Department Stores...........................................      838,806       2.3
Diversified Financial Services..............................    1,710,288       4.7
Diversified Manufacturing...................................    1,619,829       4.4
Electrical Products.........................................      763,262       2.1
Industrial Machinery/
  Components................................................      616,929       1.7
Integrated Oil Components...................................      771,319       2.1
Life Insurance..............................................      838,448       2.3
Major Banks.................................................    1,086,750       3.0
Major Chemicals.............................................      657,975       1.8
Major Pharmaceuticals.......................................    1,803,731       4.9
Medical Equipment & Supplies................................      816,750       2.2
Motor Vehicles..............................................      893,170       2.4
Movies/Entertainment........................................    1,129,537       3.1
Multi-Line Insurance........................................      918,890       2.5

                                                                           PERCENT OF
INDUSTRY                                                         VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Newspapers..................................................  $   952,120       2.6%
Oil Refineries/Marketing....................................      507,392       1.4
Oilfield Services/Equipment.................................    1,242,563       3.4
Packaged Foods..............................................    1,389,134       3.8
Paper.......................................................      872,089       2.4
Photographic Products.......................................      960,954       2.6
Property - Casualty Insurance...............................    1,252,088       3.4
Semiconductors..............................................      793,950       2.2
Services To The Health Industry.............................    1,334,945       3.7
Soft Drinks.................................................      697,125       1.9
U.S. Government Agency......................................    2,049,231       5.6
Unregulated Power Generation................................      686,938       1.9
Utilities - Electric........................................      752,719       2.1
                                                              -----------     -----
                                                              $36,457,919      99.8%
                                                              -----------     -----
                                                              -----------     -----

                                                                           PERCENT OF
TYPE OF INVESTMENT                                               VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Common Stocks...............................................  $34,408,688      94.2%
Short-Term Investment.......................................    2,049,231       5.6
                                                              -----------       ---
                                                              $36,457,919      99.8%
                                                              -----------       ---
                                                              -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (67.9%)
              AEROSPACE (1.3%)
      96,000  Cordant Technologies, Inc...........................................................  $  3,600,000
      60,500  Honeywell, Inc......................................................................     4,556,406
                                                                                                    ------------
                                                                                                       8,156,406
                                                                                                    ------------
              AIR FREIGHT/DELIVERY SERVICES (0.4%)
      66,000  Airborne Freight Corp...............................................................     2,380,125
                                                                                                    ------------
              ALUMINUM (0.6%)
      52,000  Aluminum Co. of America.............................................................     3,877,250
                                                                                                    ------------
              BIOTECHNOLOGY (1.1%)
     236,000  BioChem Pharma Inc. (Canada)*.......................................................     6,755,500
       4,900  Clinichem Development Inc. (Canada)*................................................        23,581
                                                                                                    ------------
                                                                                                       6,779,081
                                                                                                    ------------
              BROADCASTING (2.9%)
     129,000  Clear Channel Communications, Inc.*.................................................     7,030,500
      95,000  General Motors Corp. (Class H)*.....................................................     3,770,312
     170,000  MediaOne Group Inc.*................................................................     7,990,000
                                                                                                    ------------
                                                                                                      18,790,812
                                                                                                    ------------
              BUILDING MATERIALS/DIY CHAINS (1.5%)
     152,600  Home Depot, Inc. (The)..............................................................     9,337,212
                                                                                                    ------------
              CLOTHING/SHOE/ACCESSORY STORES (2.2%)
     188,550  Gap, Inc. (The).....................................................................    10,605,937
      68,300  Payless ShoeSource, Inc.*...........................................................     3,235,712
                                                                                                    ------------
                                                                                                      13,841,649
                                                                                                    ------------
              COMPUTER COMMUNICATIONS (1.7%)
     114,975  Cisco Systems, Inc.*................................................................    10,671,117
                                                                                                    ------------
              COMPUTER SOFTWARE (2.5%)
      60,600  Microsoft Corp.*....................................................................     8,396,887
     110,500  Network Associates, Inc.*...........................................................     7,327,531
                                                                                                    ------------
                                                                                                      15,724,418
                                                                                                    ------------
              COMPUTERS (2.9%)
     170,000  Dell Computer Corp.*................................................................    12,441,875
     114,000  Gateway 2000, Inc.*.................................................................     5,835,375
                                                                                                    ------------
                                                                                                      18,277,250
                                                                                                    ------------
              CONSUMER ELECTRONICS/
              APPLIANCES (1.2%)
     125,000  Maytag Corp.........................................................................     7,781,250
                                                                                                    ------------

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              CONSUMER SPECIALTIES (0.7%)
      90,000  Oakley, Inc.*.......................................................................  $    855,000
     112,500  Rubbermaid, Inc.....................................................................     3,536,719
                                                                                                    ------------
                                                                                                       4,391,719
                                                                                                    ------------
              DEPARTMENT STORES (1.4%)
     265,000  Kmart Corp.*........................................................................     4,057,812
      77,300  May Department Stores Co............................................................     4,666,987
                                                                                                    ------------
                                                                                                       8,724,799
                                                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES (1.7%)
      50,000  American Express Co.................................................................     5,112,500
      96,000  Equitable Companies, Inc............................................................     5,556,000
                                                                                                    ------------
                                                                                                      10,668,500
                                                                                                    ------------
              ELECTRICAL PRODUCTS (1.4%)
      50,000  Emerson Electric Co.................................................................     3,128,125
      59,200  General Electric Co.................................................................     6,042,100
                                                                                                    ------------
                                                                                                       9,170,225
                                                                                                    ------------
              ELECTRONIC DATA PROCESSING (1.2%)
      92,900  Sun Microsystems, Inc.*.............................................................     7,948,756
                                                                                                    ------------
              ENVIRONMENTAL SERVICES (0.7%)
      92,250  Waste Management, Inc...............................................................     4,301,156
                                                                                                    ------------
              FINANCE COMPANIES (1.0%)
      87,300  Fannie Mae..........................................................................     6,460,200
                                                                                                    ------------
              INTEGRATED OIL COMPANIES (4.8%)
      85,000  Amerada Hess Corp...................................................................     4,228,750
      80,600  Atlantic Richfield Co...............................................................     5,259,150
      65,000  Chevron Corp........................................................................     5,390,938
      79,700  Exxon Corp..........................................................................     5,828,063
      70,200  Mobil Corp..........................................................................     6,116,175
      65,700  Texaco, Inc.........................................................................     3,473,888
                                                                                                    ------------
                                                                                                      30,296,964
                                                                                                    ------------
              INTERNET SERVICES (4.6%)
     201,200  America Online, Inc.*...............................................................    29,123,700
                                                                                                    ------------
              LIFE INSURANCE (0.5%)
     100,000  Conseco, Inc........................................................................     3,056,250
                                                                                                    ------------
              MAJOR BANKS (2.9%)
      64,000  BankAmerica Corp....................................................................     3,848,000
     177,350  Citigroup Inc.......................................................................     8,778,825
     140,500  Wells Fargo & Co....................................................................     5,611,219
                                                                                                    ------------
                                                                                                      18,238,044
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              MAJOR CHEMICALS (2.2%)
      67,000  Dow Chemical Co.....................................................................  $  6,092,813
      60,000  Du Pont (E.I.) de Nemours & Co., Inc................................................     3,183,750
     104,200  Monsanto Co.........................................................................     4,949,500
                                                                                                    ------------
                                                                                                      14,226,063
                                                                                                    ------------
              MAJOR PHARMACEUTICALS (4.9%)
     128,600  Abbott Laboratories.................................................................     6,301,400
     112,600  American Home Products Corp.........................................................     6,340,788
      68,400  Johnson & Johnson...................................................................     5,737,050
      66,600  Lilly (Eli) & Co....................................................................     5,919,075
      87,300  Warner-Lambert Co...................................................................     6,563,869
                                                                                                    ------------
                                                                                                      30,862,182
                                                                                                    ------------
              MAJOR U.S. TELECOMMUNICATIONS (1.0%)
     122,000  Qwest Communications International, Inc.*...........................................     6,092,375
                                                                                                    ------------
              MANAGED HEALTH CARE (0.4%)
      30,000  Wellpoint Health Networks, Inc.*....................................................     2,610,000
                                                                                                    ------------
              MOTOR VEHICLES (2.4%)
      95,333  DaimlerChrysler AG (Germany)*.......................................................     9,157,926
     105,000  Ford Motor Co.......................................................................     6,162,188
                                                                                                    ------------
                                                                                                      15,320,114
                                                                                                    ------------
              MOVIES/ENTERTAINMENT (0.5%)
     114,000  Walt Disney Co......................................................................     3,420,000
                                                                                                    ------------
              MULTI-LINE INSURANCE (0.9%)
      57,750  American International Group, Inc...................................................     5,580,094
                                                                                                    ------------
              OTHER METALS/MINERALS (0.1%)
      10,000  Phelps Dodge Corp...................................................................       508,750
                                                                                                    ------------
              OTHER SPECIALTY STORES (2.1%)
     244,800  Bed Bath & Beyond Inc.*.............................................................     8,338,500
     180,000  Pier 1 Imports, Inc.................................................................     1,743,750
      80,000  Williams-Sonoma, Inc.*..............................................................     3,225,000
                                                                                                    ------------
                                                                                                      13,307,250
                                                                                                    ------------
              PACKAGE GOODS/COSMETICS (0.8%)
      57,800  Colgate-Palmolive Co................................................................     5,368,175
                                                                                                    ------------
              PACKAGED FOODS (1.0%)
     100,000  Aurora Foods, Inc.*.................................................................     1,981,250
      60,300  General Mills, Inc..................................................................     4,688,325
                                                                                                    ------------
                                                                                                       6,669,575
                                                                                                    ------------

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              PAPER (0.8%)
     124,200  Champion International Corp.........................................................  $  5,030,100
                                                                                                    ------------
              PRECISION INSTRUMENTS (1.4%)
      95,000  Perkin-Elmer Corp...................................................................     9,268,438
                                                                                                    ------------
              PROPERTY - CASUALTY INSURANCE (0.7%)
      70,400  Chubb Corp..........................................................................     4,567,200
                                                                                                    ------------
              RETAIL (1.2%)
     106,000  Costco Companies, Inc.*.............................................................     7,651,875
                                                                                                    ------------
              SAVINGS & LOAN ASSOCIATIONS (1.2%)
      46,000  Golden West Financial Corp..........................................................     4,217,625
      90,450  Washington Mutual, Inc..............................................................     3,454,059
                                                                                                    ------------
                                                                                                       7,671,684
                                                                                                    ------------
              SEMICONDUCTORS (2.1%)
      45,000  Intel Corp..........................................................................     5,332,500
     124,000  PMC - Sierra, Inc. (Canada)*........................................................     7,812,000
                                                                                                    ------------
                                                                                                      13,144,500
                                                                                                    ------------
              SOFT DRINKS (0.7%)
     104,900  PepsiCo, Inc........................................................................     4,294,344
                                                                                                    ------------
              SPECIALTY CHEMICALS (0.4%)
     147,300  Georgia Gulf Corp...................................................................     2,366,006
                                                                                                    ------------
              SPECIALTY INSURERS (0.7%)
     124,500  Ace, Ltd. (Bermuda).................................................................     4,287,469
                                                                                                    ------------
              TELECOMMUNICATION EQUIPMENT (2.4%)
      92,800  Lucent Technologies Inc.............................................................    10,208,000
      72,100  Tellabs, Inc.*......................................................................     4,943,356
                                                                                                    ------------
                                                                                                      15,151,356
                                                                                                    ------------
              TOBACCO (0.8%)
     100,000  Philip Morris Companies, Inc........................................................     5,350,000
                                                                                                    ------------

              TOTAL COMMON STOCKS
              (IDENTIFIED COST $271,235,769)......................................................   430,744,433
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (7.8%)
              AIRLINES (0.2%)
$      1,000  Continental Airlines, Inc. (Series 981A)
                6.648% due 03/15/19.......................................................  $  1,035,400
                                                                                            ------------
              APPAREL (0.1%)
       1,000  Tommy Hilfiger USA Inc.
                6.50% due 06/01/03........................................................       993,390
                                                                                            ------------
              BANKING (0.1%)
       1,000  Fleet Capital Trust V
                6.226%+ due 12/18/28......................................................       988,750
                                                                                            ------------
              BROADCAST/MEDIA (0.1%)
       1,000  USA Networks, Inc. - 144A**
                6.75% due 11/15/05........................................................     1,000,160
                                                                                            ------------
              BUILDING MATERIALS (0.2%)
       1,000  Masco Corp.
                7.125% due 08/15/13.......................................................     1,076,790
                                                                                            ------------
              CONSUMER SUNDRIES (0.2%)
       1,000  Protection One Alarm - 144A**
                7.375% due 08/15/05.......................................................     1,007,040
                                                                                            ------------
              DEPARTMENT STORES (0.9%)
       1,000  Federated Department Stores, Inc.
                6.125% due 09/01/01.......................................................     1,010,020
       1,000  Neiman Marcus Group Inc.
                7.125% due 06/01/28.......................................................       968,350
       1,000  Saks, Inc.
                8.25% due 11/15/08........................................................     1,061,330
       2,500  Shopko Stores, Inc.
                8.50% due 03/15/02........................................................     2,641,050
                                                                                            ------------
                                                                                               5,680,750
                                                                                            ------------
              FINANCE COMPANIES (0.3%)
       1,000  Household Netherlands BV (Netherlands)
                6.20% due 12/01/03........................................................     1,008,650
       1,000  Toyota Motor Credit Corp.
                5.50% due 12/15/08........................................................       990,050
                                                                                            ------------
                                                                                               1,998,700
                                                                                            ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES (1.1%)
$      1,000  CNA Financial Corp.
                6.60% due 12/15/08........................................................  $  1,000,550
       1,000  Farmers Exchange Capital - 144A**
                7.05% due 07/15/28........................................................     1,001,190
       3,000  Markel Capital Trust I (Series B)
                8.71% due 01/01/46........................................................     3,058,680
       2,000  Orion Capital Trust I
                8.73% due 01/01/37........................................................     2,008,920
                                                                                            ------------
                                                                                               7,069,340
                                                                                            ------------
              INDUSTRIAL SPECIALTIES (0.2%)
       1,000  Lexmark International, Inc.
                6.75% due 05/15/08........................................................     1,009,440
                                                                                            ------------
              INVESTMENT BANKERS/BROKERS/SERVICES (0.8%)
       1,000  Credit Suisse First Boston NY - 144A**
                6.50% due 05/01/08........................................................     1,016,530
       1,000  Paine Webber Group, Inc.
                8.875% due 03/15/05.......................................................     1,117,560
       2,000  Paine Webber Group, Inc.
                6.55% due 04/15/08........................................................     2,011,940
       1,000  Salomon Smith Barney Holdings, Inc.
                7.00% due 03/15/04........................................................     1,046,550
                                                                                            ------------
                                                                                               5,192,580
                                                                                            ------------
              LIFE INSURANCE (0.3%)
       1,000  Conseco, Inc.
                6.40% due 06/15/01........................................................       970,420
       1,000  Lumbermens Mutual Casualty Co. - 144A**
                8.30% due 12/01/37........................................................     1,088,340
                                                                                            ------------
                                                                                               2,058,760
                                                                                            ------------
              MAJOR BANKS (0.2%)
       1,000  BankAmerica Corp.
                7.125% due 03/01/09.......................................................     1,097,950
                                                                                            ------------
              MAJOR U.S. TELECOMMUNICATIONS (0.2%)
       1,000  Sprint Capital Corp.
                6.875% due 11/15/28.......................................................     1,039,660
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
              MID - SIZED BANKS (0.3%)
$      1,000  Long Island Savings Bank
                6.20% due 04/02/01........................................................  $  1,006,290
       1,000  Mercantile Bancorporation, Inc.
                7.30% due 06/15/07........................................................     1,094,660
                                                                                            ------------
                                                                                               2,100,950
                                                                                            ------------
              MILITARY/GOV'T/TECHNICAL (0.2%)
       1,000  Raytheon Co.
                7.20% due 08/15/27........................................................     1,082,150
                                                                                            ------------
              MOTOR VEHICLES (0.2%)
       1,000  Ford Motor Co.
                9.00% due 09/15/01........................................................     1,088,490
                                                                                            ------------
              OIL/GAS TRANSMISSION (0.2%)
       1,000  Williams Companies, Inc.
                6.50% due 08/01/06........................................................     1,008,150
                                                                                            ------------
              PAPER (0.2%)
       1,500  Champion International Corp.
                6.40% due 02/15/26........................................................     1,517,055
                                                                                            ------------
              RAILROADS (0.6%)
       1,000  CSX Corp.
                6.80% due 12/01/28........................................................     1,007,660
       1,966  Southern Pacific Transportation Co. (Series B)
                7.28% due 04/30/15........................................................     2,133,225
       1,000  Union Pacific Corp.
                6.34% due 11/25/03........................................................     1,016,440
                                                                                            ------------
                                                                                               4,157,325
                                                                                            ------------
              RETAIL (0.2%)
       1,000  Penney (J.C.) Co., Inc.
                7.625% due 03/01/97.......................................................     1,024,780
                                                                                            ------------
              SMALLER BANKS (0.6%)
       1,000  Keystone Financial Mid Atlantic Funding Corp.
                7.30% due 05/15/04........................................................     1,050,290
       2,000  St. Paul Bancorp, Inc.
                7.125% due 02/15/04.......................................................     2,058,480
       1,000  Wilmington Trust Corp.
                6.625% due 05/01/08.......................................................     1,046,810
                                                                                            ------------
                                                                                               4,155,580
                                                                                            ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
              UTILITIES (0.2%)
$      1,000  Hyder PLC - 144A** (United Kingdom)
                6.50% due 12/15/08........................................................  $  1,007,500
                                                                                            ------------
              UTILITIES - ELECTRIC (0.2%)
       1,000  Western Resources, Inc.
                6.875% due 08/01/04.......................................................     1,052,280
                                                                                            ------------

              TOTAL CORPORATE BONDS
              (IDENTIFIED COST $49,186,831)...............................................    49,442,970
                                                                                            ------------

              GOVERNMENT & AGENCY OBLIGATIONS (10.4%)
       2,000  Federal Home Loan Banks
                5.515% due 04/13/04.......................................................     1,994,940
       3,000  Federal Home Loan Banks
                5.80% due 09/02/08........................................................     3,093,360
       2,000  Federal Home Loan Mortgage Corp.
                5.125% due 10/15/08.......................................................     1,968,660
       2,000  Federal National Mortgage Assoc.
                5.75% due 06/15/05........................................................     2,054,840
       1,000  Ontario Province of Canada (Canada)
                5.50% due 10/01/08........................................................     1,003,750
       4,800  U.S. Treasury Bond
                5.50% due 08/15/28........................................................     5,023,968
       4,000  U.S. Treasury Bond
                6.00% due 02/15/26........................................................     4,362,960
       4,000  U.S. Treasury Bond
                6.125% due 11/15/27.......................................................     4,478,320
       2,400  U.S. Treasury Bond
                6.625% due 02/15/27.......................................................     2,837,640
       1,000  U.S. Treasury Note
                4.75% due 11/15/08........................................................     1,006,880
       2,000  U.S. Treasury Note
                5.75% due 08/15/03........................................................     2,089,040
       2,000  U.S. Treasury Note
                5.875% due 02/28/99.......................................................     2,003,740
       3,000  U.S. Treasury Note
                6.125% due 08/15/07.......................................................     3,275,940
      13,500  U.S. Treasury Note
                6.25% due 05/31/99........................................................    13,587,210
       1,000  U.S. Treasury Note
                6.375% due 05/15/99.......................................................     1,006,180

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
$      2,000  U.S. Treasury Note
                6.375% due 08/15/02.......................................................  $  2,111,660
       1,500  U.S. Treasury Note
                6.50% due 04/30/99........................................................     1,508,790
       7,000  U.S. Treasury Note
                6.875% due 08/31/99.......................................................     7,099,680
       2,000  U.S. Treasury Note
                6.875% due 03/31/00.......................................................     2,052,380
       1,000  U.S. Treasury Note
                7.25% due 05/15/04........................................................     1,120,520
       1,000  U.S. Treasury Note
                7.25% due 08/15/04........................................................     1,124,300
       1,000  U.S. Treasury Note
                7.50% due 11/15/01........................................................     1,074,520
                                                                                            ------------

              TOTAL GOVERNMENT & AGENCY OBLIGATIONS
              (IDENTIFIED COST
              $65,295,010)................................................................    65,879,278
                                                                                            ------------
              SHORT-TERM INVESTMENTS (a) (13.6%)
              COMMERCIAL PAPER (5.5%)
              FINANCE COMPANIES
      17,000  American Express Credit Corp. 5.80% due 01/04/99............................    16,991,784
      18,000  CIT Group Inc. 5.99% due 01/11/99...........................................    17,970,050
                                                                                            ------------

              TOTAL COMMERCIAL PAPER
              (AMORTIZED COST $34,961,834)................................................    34,961,834
                                                                                            ------------

              U.S. GOVERNMENT AGENCIES (8.1%)
       8,000  Federal Farm Credit Bank 5.08% due 01/13/99.................................     7,986,453
      22,000  Federal Home Loan Banks 5.05% due 01/08/99..................................    21,978,397

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
$     21,200  Student Loan Marketing Assoc. 4.28% due 01/04/99............................  $ 21,192,439
                                                                                            ------------

              TOTAL U.S. GOVERMENT AGENCIES
              (AMORTIZED COST $51,157,289)................................................    51,157,289
                                                                                            ------------

              TOTAL SHORT-TERM INVESTMENTS
              (AMORTIZED COST $86,119,123)................................................    86,119,123
                                                                                            ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $471,836,733) (b)...............................................   99.7 %   632,185,804

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...................................    0.3       1,748,476
                                                                                   ------  -------------

NET ASSETS.......................................................................  100.0 % $ 633,934,280
                                                                                   ------  -------------
                                                                                   ------  -------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at December 31, 1998.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $172,229,919 and the aggregate gross unrealized depreciation is $11,880,848, resulting in net unrealized appreciation of $160,349,071.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                    MONEY           QUALITY            HIGH                             INCOME         DIVIDEND
                                   MARKET         INCOME PLUS          YIELD          UTILITIES        BUILDER          GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $ 442,351,870   $   540,108,594   $   356,688,690   $  558,679,775   $ 87,015,641   $ 2,253,199,634
Cash..........................         13,212         --                --                --              --                 26,860
Receivable for:
    Investments sold..........       --               --                --                 547,507        298,522         --
    Shares of beneficial
      interest sold...........        198,052           121,185            88,636          156,414        --              1,232,779
    Dividends.................       --               --                --               1,008,496        199,135         4,072,247
    Interest..................        622,465         7,758,037         7,867,096          944,939        501,244         --
    Foreign withholding taxes
      reclaimed...............       --               --                --                --              --              --
    Variation margin..........       --               --                --                --              --              --
Prepaid expenses and other
  assets......................          2,092             2,846             3,892              443          2,233            11,645
Receivable from affiliate.....       --               --                --                --              --              --
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
     TOTAL ASSETS.............    443,187,691       547,990,662       364,648,314      561,337,574     88,016,775     2,258,543,165
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
LIABILITIES:
Payable for:
    Investments purchased.....       --               --                --                --              130,504         6,609,369
    Shares of beneficial
      interest repurchased....        906,707           111,888           359,279          182,126         40,930           912,894
    Investment management
      fee.....................        190,311           229,955           154,705          296,174         54,953           961,510
Accrued expenses and other
  payables....................         56,189            66,038            55,426           56,441         21,254           132,613
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
     TOTAL LIABILITIES........      1,153,207           407,881           569,410          534,741        247,641         8,616,386
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
NET ASSETS:
Paid-in-capital...............    442,034,462       538,007,357       485,415,754      327,439,436     87,415,695     1,589,263,617
Accumulated undistributed net
  investment income (loss)....             22              (300)          151,756               25         14,879               154
Accumulated undistributed net
  realized gain (loss)........       --             (16,182,861)      (39,811,533)      11,143,579        930,544       319,156,658
Net unrealized appreciation
  (depreciation)..............       --              25,758,585       (81,677,073)     222,219,793       (591,984)      341,506,350
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
     NET ASSETS...............  $ 442,034,484   $   547,582,781   $   364,078,904   $  560,802,833   $ 87,769,134   $ 2,249,926,779
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
     *IDENTIFIED COST.........  $ 442,351,870   $   514,350,009   $   438,365,763   $  336,459,982   $ 87,607,625   $ 1,911,693,284
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    442,034,462        49,794,001        71,785,647       26,391,176      7,657,710       101,647,547
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............          $1.00            $11.00             $5.07           $21.25         $11.46            $22.13
                                -------------   ---------------   ---------------   --------------   ------------   ---------------
                                -------------   ---------------   ---------------   --------------   ------------   ---------------

------------------

**   Includes foreign cash of $349,876.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
                                                         GLOBAL
                                     CAPITAL            DIVIDEND           EUROPEAN           PACIFIC            CAPITAL
                                      GROWTH             GROWTH             GROWTH             GROWTH          APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................    $  137,631,624     $  482,075,760     $  509,880,098     $   52,538,411     $   32,536,300
Cash..........................          --                  565,563            471,147            425,688**           60,263
Receivable for:
    Investments sold..........         1,019,600            753,725           --                 --                 --
    Shares of beneficial
      interest sold...........            53,806             47,030            386,355              1,812             46,447
    Dividends.................            66,375            993,077            298,214             32,704              4,694
    Interest..................               253              3,720              8,705             17,857           --
    Foreign withholding taxes
      reclaimed...............          --                  399,104            656,162           --                 --
    Variation margin..........          --                 --                 --                 --                 --
Prepaid expenses and other
  assets......................             4,899             27,511             29,313                126                228
Receivable from affiliate.....          --                 --                 --                 --                   20,809
                                  --------------     --------------     --------------     --------------     --------------
     TOTAL ASSETS.............       138,776,557        484,865,490        511,729,994         53,016,598         32,668,741
                                  --------------     --------------     --------------     --------------     --------------
LIABILITIES:
Payable for:
    Investments purchased.....          --                 --                 --                 --                 --
    Shares of beneficial
      interest repurchased....            66,069            228,369            577,185             18,439             42,893
    Investment management
      fee.....................            70,630            302,550            395,356             42,938           --
Accrued expenses and other
  payables....................            36,748            107,007            119,856            113,684             21,031
                                  --------------     --------------     --------------     --------------     --------------
     TOTAL LIABILITIES........           173,447            637,926          1,092,397            175,061             63,924
                                  --------------     --------------     --------------     --------------     --------------
NET ASSETS:
Paid-in-capital...............        96,044,693        414,618,546        331,073,981        110,265,670         34,478,487
Accumulated undistributed net
  investment income (loss)....              (424)           520,531          3,134,104            411,637            386,474
Accumulated undistributed net
  realized gain (loss)........        14,067,938         24,439,258         43,112,022        (59,610,315)        (6,501,098)
Net unrealized appreciation
  (depreciation)..............        28,490,903         44,649,229        133,317,490          1,774,545          4,240,954
                                  --------------     --------------     --------------     --------------     --------------
     NET ASSETS...............    $  138,603,110     $  484,227,564     $  510,637,597     $   52,841,537     $   32,604,817
                                  --------------     --------------     --------------     --------------     --------------
                                  --------------     --------------     --------------     --------------     --------------
     *IDENTIFIED COST.........    $  109,140,721     $  437,456,748     $  376,597,847     $   50,606,970     $   28,295,346
                                  --------------     --------------     --------------     --------------     --------------
                                  --------------     --------------     --------------     --------------     --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....         6,806,997         35,025,587         18,785,057         10,269,558          3,147,999
                                  --------------     --------------     --------------     --------------     --------------
                                  --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............            $20.36             $13.82             $27.18              $5.15             $10.36
                                  --------------     --------------     --------------     --------------     --------------
                                  --------------     --------------     --------------     --------------     --------------


                                                          S&P 500          COMPETITIVE EDGE
                                       EQUITY              INDEX             "BEST IDEAS"          STRATEGIST
------------------------------
ASSETS:
Investments in securities, at
  value *.....................    $  1,199,558,701     $   48,743,934         $   36,457,919     $  632,185,804
Cash..........................           --                    96,318                 60,532             90,081
Receivable for:
    Investments sold..........           9,295,564            247,312             --                   --
    Shares of beneficial
      interest sold...........             749,558            133,201                  7,519            295,145
    Dividends.................             232,030             43,939                 13,050            231,493
    Interest..................           --                  --                   --                  1,782,167
    Foreign withholding taxes
      reclaimed...............             132,654           --                        6,875           --
    Variation margin..........           --                    10,291             --                   --
Prepaid expenses and other
  assets......................               6,924                 23                     53              1,786
Receivable from affiliate.....           --                    12,489                 24,163           --
                                  ----------------     --------------     ------------------     --------------
     TOTAL ASSETS.............       1,209,975,431         49,287,507             36,570,111        634,586,476
                                  ----------------     --------------     ------------------     --------------
LIABILITIES:
Payable for:
    Investments purchased.....          70,270,953            503,347             --                   --
    Shares of beneficial
      interest repurchased....             762,181             39,680                  7,227            330,477
    Investment management
      fee.....................             453,571           --                   --                    257,845
Accrued expenses and other
  payables....................              76,003             12,512                 24,104             63,874
                                  ----------------     --------------     ------------------     --------------
     TOTAL LIABILITIES........          71,562,708            555,539                 31,331            652,196
                                  ----------------     --------------     ------------------     --------------
NET ASSETS:
Paid-in-capital...............         757,548,016         44,127,014             35,547,604        480,626,039
Accumulated undistributed net
  investment income (loss)....              (5,165)           244,990                267,028                458
Accumulated undistributed net
  realized gain (loss)........         160,637,236            186,052             (1,271,376)        (7,041,288)
Net unrealized appreciation
  (depreciation)..............         220,232,636          4,173,912              1,995,524        160,349,071
                                  ----------------     --------------     ------------------     --------------
     NET ASSETS...............    $  1,138,412,723     $   48,731,968         $   36,538,780     $  633,934,280
                                  ----------------     --------------     ------------------     --------------
                                  ----------------     --------------     ------------------     --------------
     *IDENTIFIED COST.........    $    979,326,065     $   44,667,149         $   34,462,517     $  471,836,733
                                  ----------------     --------------     ------------------     --------------
                                  ----------------     --------------     ------------------     --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....          29,505,782          4,343,636              3,722,740         38,098,404
                                  ----------------     --------------     ------------------     --------------
                                  ----------------     --------------     ------------------     --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............              $38.58             $11.22                  $9.82             $16.64
                                  ----------------     --------------     ------------------     --------------
                                  ----------------     --------------     ------------------     --------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
                                                  QUALITY
                                    MONEY         INCOME           HIGH                            INCOME          DIVIDEND
                                   MARKET          PLUS            YIELD         UTILITIES         BUILDER          GROWTH
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):

INCOME
Interest......................  $  21,440,157  $  34,017,757   $  49,800,195   $   3,768,540     $ 2,415,707     $  2,526,630
Dividends.....................       --             --              --            13,552,605**     2,265,784**     47,422,494**
                                -------------  -------------   -------------   -------------     -----------     ------------
     TOTAL INCOME.............     21,440,157     34,017,757      49,800,195      17,321,145       4,681,491       49,949,124
                                -------------  -------------   -------------   -------------     -----------     ------------
EXPENSES
Investment management fee.....      1,927,552      2,514,720       1,946,259       3,160,139         595,359       10,828,424
Professional fees.............         27,698         29,384          30,455          28,190          18,742           29,000
Custodian fees................         21,401         46,257          40,474          29,575          23,513          106,165
Shareholder reports and
  notices.....................         22,340         29,946          24,795          29,990           2,094          109,715
Trustees' fees and expenses...          1,051          1,462           1,124           1,406             111            6,082
Transfer agent fees and
  expenses....................            500            500             500             500             500              500
Other.........................          3,140         10,385           9,832           6,728           3,511           19,703
                                -------------  -------------   -------------   -------------     -----------     ------------
     TOTAL EXPENSES...........      2,003,682      2,632,654       2,053,439       3,256,528         643,830       11,099,589

Less: amounts
  waived/assumed..............       --             --              --              --               --               --
                                -------------  -------------   -------------   -------------     -----------     ------------
     NET EXPENSES.............      2,003,682      2,632,654       2,053,439       3,256,528         643,830       11,099,589
                                -------------  -------------   -------------   -------------     -----------     ------------
     NET INVESTMENT INCOME
     (LOSS)...................     19,436,475     31,385,103      47,746,756      14,064,617       4,037,661       38,849,535
                                -------------  -------------   -------------   -------------     -----------     ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............          1,854      7,060,684     (10,756,455)     11,183,431         936,441      322,115,886
    Futures contracts.........       --             --              --              --               --               --
    Foreign exchange
      transactions............       --             --              --              --               --               --
                                -------------  -------------   -------------   -------------     -----------     ------------
     NET GAIN (LOSS)..........          1,854      7,060,684     (10,756,455)     11,183,431         936,441      322,115,886
                                -------------  -------------   -------------   -------------     -----------     ------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............       --            3,370,100     (62,350,933)     81,869,637      (3,662,539)     (89,389,463)
    Futures contracts.........       --             --              --              --               --               --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --              --              --               --               --
                                -------------  -------------   -------------   -------------     -----------     ------------
     NET APPRECIATION
     (DEPRECIATION)...........       --            3,370,100     (62,350,933)     81,869,637      (3,662,539)     (89,389,463)
                                -------------  -------------   -------------   -------------     -----------     ------------
     NET GAIN (LOSS)..........          1,854     10,430,784     (73,107,388)     93,053,068      (2,726,098)     232,726,423
                                -------------  -------------   -------------   -------------     -----------     ------------
NET INCREASE (DECREASE).......  $  19,438,329  $  41,815,887   $ (25,360,632)  $ 107,117,685     $ 1,311,563     $271,575,958
                                -------------  -------------   -------------   -------------     -----------     ------------
                                -------------  -------------   -------------   -------------     -----------     ------------

------------------

 *   For the period May 18, 1998 (commencement of operations) through December
     31, 1998.
**   Net of $86,199, $330, $175,289, $1,177, $1,126,265, $1,255,910, $93,699,
     $263, $132,800, $879, $5,116 and $14,038 foreign withholding tax, respectively.
(1)  Includes $61,741 of interest expense.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
                                                     GLOBAL
                                    CAPITAL         DIVIDEND        EUROPEAN          PACIFIC          CAPITAL
                                    GROWTH           GROWTH          GROWTH           GROWTH        APPRECIATION
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):

INCOME
Interest......................   $     276,646    $    734,562    $     707,746    $     212,841    $    300,377
Dividends.....................         316,623**    11,657,917**      7,644,102**      1,132,403**        86,097**
                                 -------------    ------------    -------------    -------------    -------------
     TOTAL INCOME.............         593,269      12,392,479        8,351,848        1,345,244         386,474
                                 -------------    ------------    -------------    -------------    -------------
EXPENSES
Investment management fee.....         862,257       3,698,722        4,705,416          551,718         248,985
Professional fees.............          28,323          32,322           32,968           38,709          18,734
Custodian fees................          33,855         344,990          428,801          156,937          17,754
Shareholder reports and
  notices.....................           8,366          28,366           73,919           13,447           1,456
Trustees' fees and expenses...             278           1,699            1,499         --                    30
Transfer agent fees and
  expenses....................             500             500              500              500             500
Other.........................             912          12,668           13,962           79,190(1)          622
                                 -------------    ------------    -------------    -------------    -------------
     TOTAL EXPENSES...........         934,491       4,119,267        5,257,065          840,501         288,081

Less: amounts
  waived/assumed..............        --               --              --               --              (288,081)
                                 -------------    ------------    -------------    -------------    -------------
     NET EXPENSES.............         934,491       4,119,267        5,257,065          840,501         --
                                 -------------    ------------    -------------    -------------    -------------
     NET INVESTMENT INCOME
     (LOSS)...................        (341,222)      8,273,212        3,094,783          504,743         386,474
                                 -------------    ------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............      15,646,625      29,850,665       43,131,572      (31,761,827)     (6,243,234)
    Futures contracts.........        --               --              --               --               --
    Foreign exchange
      transactions............        --               (49,301)         120,833          (39,201)        --
                                 -------------    ------------    -------------    -------------    -------------
     NET GAIN (LOSS)..........      15,646,625      29,801,364       43,252,405      (31,801,028)     (6,243,234)
                                 -------------    ------------    -------------    -------------    -------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............       6,997,899      16,160,201       43,991,360       24,589,983       2,856,814
    Futures contracts.........        --               --              --               --               --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --                47,322           57,808         (157,974)        --
                                 -------------    ------------    -------------    -------------    -------------
     NET APPRECIATION
     (DEPRECIATION)...........       6,997,899      16,207,523       44,049,168       24,432,009       2,856,814
                                 -------------    ------------    -------------    -------------    -------------
     NET GAIN (LOSS)..........      22,644,524      46,008,887       87,301,573       (7,369,019)     (3,386,420)
                                 -------------    ------------    -------------    -------------    -------------
NET INCREASE (DECREASE).......   $  22,303,302    $ 54,282,099    $  90,396,356    $  (6,864,276)   $ (2,999,946)
                                 -------------    ------------    -------------    -------------    -------------
                                 -------------    ------------    -------------    -------------    -------------


                                                   S&P 500         COMPETITIVE EDGE
                                    EQUITY          INDEX*           "BEST IDEAS"*         STRATEGIST
------------------------------
NET INVESTMENT INCOME (LOSS):
INCOME
Interest......................   $   6,083,933   $     61,440         $   113,348         $ 11,565,956
Dividends.....................       5,747,355**      183,550**           153,010**          4,125,742**
                                 -------------   ------------         -----------         ------------
     TOTAL INCOME.............      11,831,288        244,990             266,358           15,691,698
                                 -------------   ------------         -----------         ------------
EXPENSES
Investment management fee.....       4,753,680         52,991              99,771            2,762,516
Professional fees.............          28,854         14,368              15,645               28,901
Custodian fees................          64,304          3,614              18,707               34,902
Shareholder reports and
  notices.....................          49,628          5,958               4,058               33,782
Trustees' fees and expenses...           2,739        --                --                       1,610
Transfer agent fees and
  expenses....................             500            312                 313                  500
Other.........................           6,858          1,336               1,680                9,423
                                 -------------   ------------         -----------         ------------
     TOTAL EXPENSES...........       4,906,563         78,579             140,174            2,871,634
Less: amounts
  waived/assumed..............        --              (78,579)           (140,174)             --
                                 -------------   ------------         -----------         ------------
     NET EXPENSES.............       4,906,563        --                --                   2,871,634
                                 -------------   ------------         -----------         ------------
     NET INVESTMENT INCOME
     (LOSS)...................       6,924,725        244,990             266,358           12,820,064
                                 -------------   ------------         -----------         ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............     161,754,922          3,032          (1,271,376)          (7,041,288)
    Futures contracts.........        --              183,020           --                     --
    Foreign exchange
      transactions............               9        --                      670              --
                                 -------------   ------------         -----------         ------------
     NET GAIN (LOSS)..........     161,754,931        186,052          (1,270,706)          (7,041,288)
                                 -------------   ------------         -----------         ------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............      89,582,262      4,076,785           1,995,402          125,871,829
    Futures contracts.........        --               97,127           --                     --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --              --                      122              --
                                 -------------   ------------         -----------         ------------
     NET APPRECIATION
     (DEPRECIATION)...........      89,582,262      4,173,912           1,995,524          125,871,829
                                 -------------   ------------         -----------         ------------
     NET GAIN (LOSS)..........     251,337,193      4,359,964             724,818          118,830,541
                                 -------------   ------------         -----------         ------------
NET INCREASE (DECREASE).......   $ 258,261,918   $  4,604,954         $   991,176         $131,650,605
                                 -------------   ------------         -----------         ------------
                                 -------------   ------------         -----------         ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       QUALITY INCOME PLUS
                                         MONEY MARKET             ------------------------------
                                -------------------------------   FOR THE YEAR
                                 FOR THE YEAR     FOR THE YEAR        ENDED        FOR THE YEAR
                                ENDED DECEMBER   ENDED DECEMBER   DECEMBER 31,    ENDED DECEMBER
                                   31, 1998         31, 1997          1998           31, 1997
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $  19,436,475    $  18,013,271    $ 31,385,103    $  30,890,531
Net realized gain (loss)......          1,854         --             7,060,684        4,211,639
Net change in unrealized
  appreciation/depreciation...       --               --             3,370,100       12,724,498
                                --------------   --------------   -------------   --------------
     NET INCREASE
     (DECREASE)...............     19,438,329       18,013,271      41,815,887       47,826,668
                                --------------   --------------   -------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (19,436,518)     (18,013,450)    (31,385,551)     (30,957,912)
Net realized gain.............         (1,854)        --               --              --
                                --------------   --------------   -------------   --------------
     TOTAL....................    (19,438,372)     (18,013,450)    (31,385,551)     (30,957,912)
                                --------------   --------------   -------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    465,453,549      186,625,741     145,861,267       20,704,612
Reinvestment of dividends and
  distributions...............     19,438,372       18,013,450      31,385,551       30,957,912
Cost of shares repurchased....   (378,435,543)    (209,298,904)   (115,083,881)     (68,201,984)
                                --------------   --------------   -------------   --------------
     NET INCREASE
     (DECREASE)...............    106,456,378       (4,659,713)     62,162,937      (16,539,460)
                                --------------   --------------   -------------   --------------
     TOTAL INCREASE
     (DECREASE)...............    106,456,335       (4,659,892)     72,593,273          329,296
NET ASSETS:
Beginning of period...........    335,578,149      340,238,041     474,989,508      474,660,212
                                --------------   --------------   -------------   --------------
     END OF PERIOD............  $ 442,034,484    $ 335,578,149    $547,582,781    $ 474,989,508
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          22    $          65    $       (300)   $         148
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    465,453,549      186,625,741      13,356,857        1,958,805
Issued in reinvestment of
  dividends and
  distributions...............     19,438,372       18,013,450       2,881,413        2,970,264
Repurchased...................   (378,435,543)    (209,298,904)    (10,567,612)      (6,558,494)
                                --------------   --------------   -------------   --------------
NET INCREASE (DECREASE).......    106,456,378       (4,659,713)      5,670,658       (1,629,425)
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------

------------------

 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                         HIGH YIELD                       UTILITIES
                                -----------------------------   -----------------------------
                                FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                    ENDED           ENDED           ENDED           ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $ 47,746,756    $ 38,277,750    $ 14,064,617    $ 14,516,395
Net realized gain (loss)......   (10,756,455)        184,126      11,183,431      24,274,209
Net change in unrealized
  appreciation/depreciation...   (62,350,933)     (2,939,937)     81,869,637      61,888,240
                                -------------   -------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............   (25,360,632)     35,521,939     107,117,685     100,678,844
                                -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........   (47,889,896)    (37,998,064)    (14,064,645)    (14,516,342)
Net realized gain.............       --              --          (24,274,238)     (5,380,346)
                                -------------   -------------   -------------   -------------
     TOTAL....................   (47,889,896)    (37,998,064)    (38,338,883)    (19,896,688)
                                -------------   -------------   -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   150,152,649      94,751,829     107,347,532      10,084,184
Reinvestment of dividends and
  distributions...............    47,889,896      37,998,064      38,338,883      19,896,688
Cost of shares repurchased....  (128,774,384)    (21,761,038)   (111,796,640)    (93,290,638)
                                -------------   -------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............    69,268,161     110,988,855      33,889,775     (63,309,766)
                                -------------   -------------   -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............    (3,982,367)    108,512,730     102,668,577      17,472,390
NET ASSETS:
Beginning of period...........   368,061,271     259,548,541     458,134,256     440,661,866
                                -------------   -------------   -------------   -------------
     END OF PERIOD............  $364,078,904    $368,061,271    $560,802,833    $458,134,256
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $    151,756    $    294,896    $         25    $         53
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    26,123,968      15,438,103       5,490,004         586,036
Issued in reinvestment of
  dividends and
  distributions...............     8,453,299       6,235,666       1,967,479       1,234,020
Repurchased...................   (22,927,167)     (3,542,834)     (5,716,328)     (5,905,011)
                                -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).......    11,650,100      18,130,935       1,741,155      (4,084,955)
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------

                                        INCOME BUILDER                   DIVIDEND GROWTH
                                ------------------------------   -------------------------------
                                FOR THE YEAR                      FOR THE YEAR     FOR THE YEAR
                                    ENDED        FOR THE YEAR        ENDED            ENDED
                                DECEMBER 31,    ENDED DECEMBER    DECEMBER 31,     DECEMBER 31,
                                    1998          31, 1997*           1998             1997
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........  $  4,037,661    $   1,300,879    $   38,849,535   $   33,294,853
Net realized gain (loss)......       936,441          773,374       322,115,886      187,796,245
Net change in unrealized
  appreciation/depreciation...    (3,662,539)       3,070,555       (89,389,463)     131,882,494
                                -------------   --------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............     1,311,563        5,144,808       271,575,958      352,973,592
                                -------------   --------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (4,033,908)      (1,300,838)      (38,849,522)     (33,294,817)
Net realized gain.............      (768,186)        --            (187,973,609)     (76,862,062)
                                -------------   --------------   --------------   --------------
     TOTAL....................    (4,802,094)      (1,300,838)     (226,823,131)    (110,156,879)
                                -------------   --------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    50,649,400       51,206,002       479,551,623      315,154,387
Reinvestment of dividends and
  distributions...............     4,802,094        1,300,838       226,823,131      110,156,879
Cost of shares repurchased....   (19,614,662)        (927,977)     (407,106,560)     (50,626,648)
                                -------------   --------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............    35,836,832       51,578,863       299,268,194      374,684,618
                                -------------   --------------   --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............    32,346,301       55,422,833       344,021,021      617,501,331
NET ASSETS:
Beginning of period...........    55,422,833         --           1,905,905,758    1,288,404,427
                                -------------   --------------   --------------   --------------
     END OF PERIOD............  $ 87,769,134    $  55,422,833    $2,249,926,779   $1,905,905,758
                                -------------   --------------   --------------   --------------
                                -------------   --------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     14,879    $          41    $          154   $          141
                                -------------   --------------   --------------   --------------
                                -------------   --------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     4,241,399        4,681,304        21,516,674       15,299,661
Issued in reinvestment of
  dividends and
  distributions...............       415,816          114,240        10,521,804        5,383,295
Repurchased...................    (1,710,560)         (84,489)      (18,647,038)      (2,443,929)
                                -------------   --------------   --------------   --------------
NET INCREASE (DECREASE).......     2,946,655        4,711,055        13,391,440       18,239,027
                                -------------   --------------   --------------   --------------
                                -------------   --------------   --------------   --------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                        CAPITAL GROWTH
                                ------------------------------         GLOBAL DIVIDEND GROWTH
                                FOR THE YEAR                     ----------------------------------
                                    ENDED        FOR THE YEAR      FOR THE YEAR       FOR THE YEAR
                                DECEMBER 31,    ENDED DECEMBER    ENDED DECEMBER     ENDED DECEMBER
                                    1998           31, 1997          31, 1998           31, 1997
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   (341,222)   $       9,982       $   8,273,212    $   6,849,599
Net realized gain (loss)......    15,646,625        9,166,337          29,801,364       48,844,173
Net change in unrealized
  appreciation/depreciation...     6,997,899       11,601,734          16,207,523      (13,083,151)
                                -------------   --------------   -----------------   --------------
     NET INCREASE
     (DECREASE)...............    22,303,302       20,778,053          54,282,099       42,610,621
                                -------------   --------------   -----------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (10,014)        (406,792)         (8,206,088)      (7,198,015)
Net realized gain.............   (10,080,542)     (11,642,832)        (52,205,069)     (17,705,621)
                                -------------   --------------   -----------------   --------------
     TOTAL....................   (10,090,556)     (12,049,624)        (60,411,157)     (24,903,636)
                                -------------   --------------   -----------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    28,039,255       33,654,933          75,090,455      124,800,012
Reinvestment of dividends and
  distributions...............    10,090,556       12,049,624          60,411,157       24,903,636
Cost of shares repurchased....   (38,839,523)     (14,195,060)       (126,758,450)     (20,618,115)
                                -------------   --------------   -----------------   --------------
     NET INCREASE
     (DECREASE)...............      (709,712)      31,509,497           8,743,162      129,085,533
                                -------------   --------------   -----------------   --------------
     TOTAL INCREASE
     (DECREASE)...............    11,503,034       40,237,926           2,614,104      146,792,518
NET ASSETS:
Beginning of period...........   127,100,076       86,862,150         481,613,460      334,820,942
                                -------------   --------------   -----------------   --------------
     END OF PERIOD............  $138,603,110    $ 127,100,076       $ 484,227,564    $ 481,613,460
                                -------------   --------------   -----------------   --------------
                                -------------   --------------   -----------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $       (424)   $       9,662       $     520,531    $     (74,436)
                                -------------   --------------   -----------------   --------------
                                -------------   --------------   -----------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     1,431,494        1,796,050           5,251,149        8,901,084
Issued in reinvestment of
  dividends and
  distributions...............       513,776          710,054           4,451,226        1,756,694
Repurchased...................    (2,085,691)        (774,142)         (9,357,396)      (1,479,827)
                                -------------   --------------   -----------------   --------------
NET INCREASE (DECREASE).......      (140,421)       1,731,962             344,979        9,177,951
                                -------------   --------------   -----------------   --------------
                                -------------   --------------   -----------------   --------------

------------------

 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                       EUROPEAN GROWTH                PACIFIC GROWTH
                                -----------------------------   ---------------------------
                                FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                    ENDED           ENDED          ENDED          ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                    1998            1997            1998           1997
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $  3,094,783    $  3,717,809    $   504,743    $ 1,303,162
Net realized gain (loss)......    43,252,405      33,715,966    (31,801,028)   (18,390,247)
Net change in unrealized
  appreciation/depreciation...    44,049,168      15,487,002     24,432,009    (29,854,161)
                                -------------   -------------   ------------   ------------
     NET INCREASE
     (DECREASE)...............    90,396,356      52,920,777     (6,864,276)   (46,941,246)
                                -------------   -------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (5,476,236)     (3,760,260)    (2,947,935)    (1,891,258)
Net realized gain.............   (30,256,754)    (18,466,454)       --             --
                                -------------   -------------   ------------   ------------
     TOTAL....................   (35,732,990)    (22,226,714)    (2,947,935)    (1,891,258)
                                -------------   -------------   ------------   ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   190,691,042      69,322,769     65,895,854     27,108,335
Reinvestment of dividends and
  distributions...............    35,732,990      22,226,714      2,947,935      1,891,258
Cost of shares repurchased....  (161,891,054)    (33,224,347)   (75,093,578)   (55,800,009)
                                -------------   -------------   ------------   ------------
     NET INCREASE
     (DECREASE)...............    64,532,978      58,325,136     (6,249,789)   (26,800,416)
                                -------------   -------------   ------------   ------------
     TOTAL INCREASE
     (DECREASE)...............   119,196,344      89,019,199    (16,062,000)   (75,632,920)
NET ASSETS:
Beginning of period...........   391,441,253     302,422,054     68,903,537    144,536,457
                                -------------   -------------   ------------   ------------
     END OF PERIOD............  $510,637,597    $391,441,253    $52,841,537    $68,903,537
                                -------------   -------------   ------------   ------------
                                -------------   -------------   ------------   ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $  3,134,104    $  5,394,724    $   411,637    $ 2,054,796
                                -------------   -------------   ------------   ------------
                                -------------   -------------   ------------   ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     7,118,106       3,070,886     13,473,730      3,373,487
Issued in reinvestment of
  dividends and
  distributions...............     1,290,932         983,918        677,325        188,937
Repurchased...................    (6,252,813)     (1,452,789)   (15,145,796)    (6,804,802)
                                -------------   -------------   ------------   ------------
NET INCREASE (DECREASE).......     2,156,225       2,602,015       (994,741)    (3,242,378)
                                -------------   -------------   ------------   ------------
                                -------------   -------------   ------------   ------------

                                   CAPITAL APPRECIATION                   EQUITY
                                ---------------------------   ------------------------------
                                FOR THE YEAR   FOR THE YEAR                    FOR THE YEAR
                                   ENDED          ENDED        FOR THE YEAR        ENDED
                                DECEMBER 31,   DECEMBER 31,   ENDED DECEMBER   DECEMBER 31,
                                    1998          1997*          31, 1998          1997
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $   386,474    $   209,858    $    6,924,725   $  4,000,633
Net realized gain (loss)......   (6,243,234)      (257,864)      161,754,931    114,548,760
Net change in unrealized
  appreciation/depreciation...    2,856,814      1,384,140        89,582,262     87,770,605
                                ------------   ------------   --------------   -------------
     NET INCREASE
     (DECREASE)...............   (2,999,946)     1,336,134       258,261,918    206,319,998
                                ------------   ------------   --------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (209,858)       --             (6,924,673)    (4,001,396)
Net realized gain.............      --             --           (114,146,703)   (43,430,509)
                                ------------   ------------   --------------   -------------
     TOTAL....................     (209,858)       --           (121,071,376)   (47,431,905)
                                ------------   ------------   --------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   19,359,401     33,834,119       262,726,068    150,537,439
Reinvestment of dividends and
  distributions...............      209,858        --            121,071,376     47,431,905
Cost of shares repurchased....  (16,060,549)    (2,864,342)     (205,665,545)   (55,675,579)
                                ------------   ------------   --------------   -------------
     NET INCREASE
     (DECREASE)...............    3,508,710     30,969,777       178,131,899    142,293,765
                                ------------   ------------   --------------   -------------
     TOTAL INCREASE
     (DECREASE)...............      298,906     32,305,911       315,322,441    301,181,858
NET ASSETS:
Beginning of period...........   32,305,911        --            823,090,282    521,908,424
                                ------------   ------------   --------------   -------------
     END OF PERIOD............  $32,604,817    $32,305,911    $1,138,412,723   $823,090,282
                                ------------   ------------   --------------   -------------
                                ------------   ------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $   386,474    $   209,858    $       (5,165)  $    --
                                ------------   ------------   --------------   -------------
                                ------------   ------------   --------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    1,745,653      3,118,030         7,421,841      4,895,346
Issued in reinvestment of
  dividends and
  distributions...............       17,860        --              3,456,577      1,670,194
Repurchased...................   (1,470,199)      (263,345)       (5,884,436)    (1,832,698)
                                ------------   ------------   --------------   -------------
NET INCREASE (DECREASE).......      293,314      2,854,685         4,993,982      4,732,842
                                ------------   ------------   --------------   -------------
                                ------------   ------------   --------------   -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                 S&P 500      COMPETITIVE
                                  INDEX           EDGE               STRATEGIST
                               ------------   "BEST IDEAS"   --------------------------
                               FOR THE YEAR  --------------  FOR THE YEAR  FOR THE YEAR
                                  ENDED       FOR THE YEAR      ENDED         ENDED
                               DECEMBER 31,  ENDED DECEMBER  DECEMBER 31,  DECEMBER 31,
                                  1998*        31, 1998*         1998          1997
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $   244,990   $     266,358   $12,820,064   $14,575,529
Net realized gain (loss)......     186,052      (1,270,706)   (7,041,288)   52,520,724
Net change in unrealized
  appreciation/depreciation...   4,173,912       1,995,524   125,871,829    (8,667,550)
                               ------------  --------------  ------------  ------------
     NET INCREASE.............   4,604,954         991,176   131,650,605    58,428,703
                               ------------  --------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     --             --         (12,819,604)  (14,592,034)
Net realized gain.............     --             --         (52,303,444)  (10,026,602)
                               ------------  --------------  ------------  ------------
     TOTAL....................     --             --         (65,123,048)  (24,618,636)
                               ------------  --------------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......  50,279,637      48,814,147   120,982,104    49,903,217
Reinvestment of dividends and
  distributions...............     --             --          65,123,048    24,618,636
Cost of shares repurchased....  (6,152,623)    (13,266,543)  (115,726,574) (35,071,627)
                               ------------  --------------  ------------  ------------
     NET INCREASE.............  44,127,014      35,547,604    70,378,578    39,450,226
                               ------------  --------------  ------------  ------------
     TOTAL INCREASE...........  48,731,968      36,538,780   136,906,135    73,260,293
NET ASSETS:
Beginning of period...........     --             --         497,028,145   423,767,852
                               ------------  --------------  ------------  ------------
     END OF PERIOD............ $48,731,968   $  36,538,780   $633,934,280  $497,028,145
                               ------------  --------------  ------------  ------------
                               ------------  --------------  ------------  ------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................ $   244,990   $     267,028   $       458   $        62
                               ------------  --------------  ------------  ------------
                               ------------  --------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................   4,974,649       5,131,070     7,783,951     3,393,163
Issued in reinvestment of
  dividends and
  distributions...............     --             --           4,189,589     1,704,636
Repurchased...................    (631,013)     (1,408,330)   (7,464,531)   (2,398,648)
                               ------------  --------------  ------------  ------------
NET INCREASE..................   4,343,636       3,722,740     4,509,009     2,699,151
                               ------------  --------------  ------------  ------------
                               ------------  --------------  ------------  ------------

------------------

 *   For the period May 18, 1998 (commencement of operations) through December
     31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Variable Investment Series (the "Fund"), formerly Dean Witter Variable Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean Witter & Co., the parent company of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter
InterCapital Inc.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of fifteen Portfolios ("Portfolios") which commenced operations as follows:

                                 COMMENCEMENT OF                                            COMMENCEMENT OF
PORTFOLIO                          OPERATIONS        PORTFOLIO                                OPERATIONS
------------------------------  -----------------    ------------------------------------  -----------------
Money Market..................      March 9, 1984    European Growth.....................      March 1, 1991
Quality Income Plus...........      March 1, 1987    Pacific Growth......................  February 23, 1994
High Yield....................      March 9, 1984    Capital Appreciation................   January 21, 1997
Utilities.....................      March 1, 1990    Equity..............................      March 9, 1984
Income Builder................   January 21, 1997    S&P 500 Index.......................       May 18, 1998
Dividend Growth...............      March 1, 1990    Competitive Edge "Best Ideas".......       May 18, 1998
Capital Growth................      March 1, 1991    Strategist..........................      March 1, 1987
Global Dividend Growth........  February 23, 1994

The investment objectives of each Portfolio are as follows:

     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.
Utilities               Seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

     PORTFOLIO                                INVESTMENT OBJECTIVE
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Capital Appreciation    Seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
S&P 500 Index           Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 Index") by investing primarily in common stocks included in the S&P 500 Index.
Competitive Edge        Seeks long-term capital growth by investing primarily in the
"Best Ideas"            common stock of U.S. and non - U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Dean Witter Equity Research.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS AND FUTURES CONTRACTS -- (1) Written options on debt obligations, equities and foreign currency: when the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; and (2) Purchased options on debt obligations, equities and foreign currency: when the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: the Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: a futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day: Money

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Market and Strategist -- 0.50%; High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.425% of the portion of daily net assets exceeding $500 million; Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million; Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million and 0.55% to the portion of daily net assets exceeding $500 million; Capital Growth and Competitive Edge "Best Ideas" -- 0.65%; Global Dividend Growth, Capital Appreciation and Income Builder -- 0.75%; European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million (prior to December 1, 1998, the annual rate was 1.0%). Effective May 1, 1998 the Agreement was amended to reduce the annual rate applied to the portion of daily net assets exceeding $500 million to 0.95% (the rate was reduced to 0.90% effective December 1, 1998); Pacific Growth -- 0.95% (prior to November 1, 1998, the annual rate was 1.0%); Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million, 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion, 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.45% of the portion of daily net assets exceeding $2 billion; Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion; and S&P 500 Index -- 0.40%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation. Prior to November 1, 1998 for Pacific Growth and December 1, 1998 for European Growth, Morgan Grenfell Investment Services Limited ("MGIS") acted as sub-advisor to both portfolios. As compensation for its services under the Sub-Advisory Agreements, the Investment Manager paid MGIS 40% of its monthly compensation.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Capital Appreciation until April 30, 1999 and with S&P 500 Index and Competitive Edge "Best Ideas" until such time as each Portfolio has $50 million of net assets or until April 30, 1999, whichever occurs first. At December 31, 1998, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 1998 were as follows:

                                           U.S. GOVERNMENT SECURITIES                 OTHER
                                          ----------------------------   --------------------------------
                                           PURCHASES    SALES/MATURITIES   PURCHASES     SALES/MATURITIES
                                          -----------   --------------   --------------  ----------------
Money Market............................  $115,325,487  $  27,793,430    $1,553,838,890  $  1,552,687,984
Quality Income Plus.....................  580,087,998     567,198,557       239,149,240       193,781,103
High Yield..............................      --             --             405,411,638       352,871,007
Utilities...............................      --             --              31,492,522        37,480,272
Income Builder..........................    1,032,516         789,501        71,520,788        38,197,634
Dividend Growth.........................   35,027,344      75,150,313     1,021,898,293       847,971,398
Capital Growth..........................      --             --             318,158,863       331,541,150
Global Dividend Growth..................      --             --             246,278,457       298,807,889
European Growth.........................      --             --             261,273,517       257,373,595
Pacific Growth..........................      --             --              58,410,740        65,053,250
Capital Appreciation....................      --             --             100,967,022        92,651,940
Equity..................................  245,309,950     309,564,022     2,111,079,774     1,991,844,186
S&P 500 Index...........................      459,315        --              40,380,226           373,844
Competitive Edge "Best Ideas"...........      --             --              40,633,470         6,948,809
Strategist..............................  115,941,858     106,212,546       288,488,708       282,624,483

Included in the aforementioned purchases of portfolio securities of S&P 500 Index are purchases of Morgan Stanley Dean Witter & Co., and Allstate Corp., affiliates of the Investment Manager, of $188,688 and $160,089, respectively.

Included in the payable for investments purchased at December 31, 1998 for Dividend Growth, Income Builder and Equity, are $6,609,369, $130,504 and $25,561,660, respectively, for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager. Included in the receivable for investments sold at December 31, 1998 for Capital Growth, Income Builder and Global Dividend Growth are $1,019,600, $139,606 and $264,658, respectively, for unsettled trades with DWR.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

For the year ended December 31, 1998, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                                  GLOBAL
                   INCOME         DIVIDEND        CAPITAL        DIVIDEND       CAPITAL
   UTILITIES      BUILDER          GROWTH          GROWTH         GROWTH      APPRECIATION      EQUITY       STRATEGIST
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  $    6,675    $     29,334   $      111,865   $     44,940   $     38,325   $    49,104    $    248,435   $    18,566
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------

For the year ended December 31, 1998, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the
Portfolio:

                                                                                         COMPETITIVE
                                 GLOBAL                                                  EDGE
  INCOME    DIVIDEND   CAPITAL  DIVIDEND  EUROPEAN   PACIFIC      CAPITAL                  "BEST
  BUILDER    GROWTH    GROWTH    GROWTH    GROWTH    GROWTH     APPRECIATION    EQUITY     IDEAS"     STRATEGIST
  -------   --------   -------  --------  --------   -------  ----------------  -------  ----------   ----------
   $970     $294,795   $57,785  $242,135   $29,622   $11,373     $    4,565     $432,631  $26,356      $29,875
  -------   --------   -------  --------  --------   -------         ------     -------  ----------   ----------
  -------   --------   -------  --------  --------   -------         ------     -------  ----------   ----------

For the period January 1, 1998 through November 30, 1998, European Growth and Pacific Growth incurred brokerage commissions of $4,661 and $6,540, respectively, with affiliates of MGIS for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1998 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                                     AGGREGATE PENSION COSTS
           QUALITY                                                  GLOBAL
   MONEY   INCOME    HIGH              INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN  PACIFIC    CAPITAL
  MARKET    PLUS    YIELD   UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH    GROWTH   GROWTH   APPRECIATION  EQUITY  STRATEGIST
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------------  ------  ----------
  $   307  $  440   $  374  $    438   $   73   $ 1,992   $  136   $   485   $   533   $   58   $      30     $  850  $     506
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------

                                                    ACCRUED PENSION LIABILITY
  $11,445  $7,607   $3,681  $  5,089   $   73   $ 9,212   $  424   $   907   $ 1,121   $  264   $      34     $5,778  $   8,302
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

4. FEDERAL INCOME TAX STATUS

At December 31, 1998, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                    AMOUNTS IN THOUSANDS
                                          -------------------------------------------------------------------------
     Available through December 31,        1999     2000    2001    2002    2003     2004    2005    2006    TOTAL
----------------------------------------  -------  ------  ------  ------  -------  ------  ------  ------  -------
Quality Income Plus.....................    --       --      --    $12,951   --     $2,491    --      --    $15,442
High Yield..............................  $ 7,336  $3,057  $4,736   3,256  $ 2,984   5,521    --    $2,735   29,625
Pacific Growth..........................    --       --      --      --      1,939   4,124  $11,428 33,463   50,954
Capital Appreciation....................    --       --      --      --      --       --       228   6,087    6,315
Competitive Edge "Best Ideas"...........    --       --      --      --      --       --      --       853      853
Strategist..............................    --       --      --      --      --       --      --     6,900    6,900

During the year ended December 31, 1998, Quality Income Plus utilized approximately $7,801,000 of its net capital loss carryover.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1998: Quality Income Plus -- $692,000; High Yield -- $7,991,000; Income Builder -- $346,000;
European Growth -- $4,790,000; Pacific Growth -- $4,534,000; Capital Appreciation -- $167,000; Competitive Edge "Best Ideas" -- $346,000 and Strategist -- $59,000.

At December 31, 1998, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                                                              PERMANENT DIFFERENCES
                                             TEMPORARY DIFFERENCES       -------------------------------
                                          ----------------------------                       EXPIRED
                                                        LOSS DEFERRALS      FOREIGN          CAPITAL
                                          POST-OCTOBER    FROM WASH         CURRENCY           LOSS
                                            LOSSES          SALES         GAIN/LOSSES      CARRYFORWARD
                                          -----------   --------------   --------------   --------------
Quality Income Plus.....................      -               -
High Yield..............................      -               -                                 -
Utilities...............................                      -
Income Builder..........................      -               -
Dividend Growth.........................                      -
Capital Growth..........................                      -
Global Dividend Growth..................                      -                -
European Growth.........................      -               -                -
Pacific Growth..........................      -               -                -
Capital Appreciation....................      -               -
Equity..................................                      -                -
Competitive Edge "Best Ideas"...........      -               -                -
Strategist..............................      -               -

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Additionally, Global Dividend Growth and Pacific Growth Portfolios had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs"), High Yield had temporary differences attributable to interest on bonds in default and S&P 500 Index had temporary differences attributable to the mark-to-market of futures contracts. Global Dividend Growth and Pacific Growth Portfolios had permanent differences attributable to tax adjustments on PFICs sold by the Portfolios and Capital Growth Portfolio had permanent differences attributable to a net operating loss.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                               ACCUMULATED UNDISTRIBUTED           ACCUMULATED UNDISTRIBUTED
                                             NET INVESTMENT INCOME (LOSS)           NET REALIZED GAIN (LOSS)
                                          -----------------------------------  ----------------------------------
High Yield..............................                                               $       34,290,387
Capital Growth..........................             $     341,150                               (341,150)
Global Dividend Growth..................                   527,843                               (527,843)
Income Builder..........................                    11,085                                (11,085)
European Growth.........................                   120,833                               (120,833)
Pacific Growth..........................                   800,033                               (842,919)
Equity..................................                    (5,217)                                 5,217
Competitive Edge "Best Ideas"...........                       670                                   (670)
Strategist..............................                       (64)                                    64

                                           PAID-IN-CAPITAL
                                          ------------------
High Yield..............................  $      (34,290,387)
Capital Growth..........................
Global Dividend Growth..................
Income Builder..........................
European Growth.........................
Pacific Growth..........................              42,886
Equity..................................
Competitive Edge "Best Ideas"...........
Strategist..............................

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth, Pacific Growth and Competitive Edge "Best Ideas" may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and over-the-counter put options on foreign currencies involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter put options on foreign currencies from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1998, Global Dividend Growth and Pacific Growth had outstanding forward contracts.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

S&P 500 Index may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 INDEX while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 INDEX.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. S&P 500 Index bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 1998, S&P 500 Index had outstanding futures contracts.

At December 31, 1998, European Growth's investments in securities of issuers in the United Kingdom represented 26.3% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan and Hong Kong represented 27.2% and 21.1%, respectively, of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 1998, Global Dividend Growth's, European Growth's and Pacific Growth's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

6. PORTFOLIO MERGER

On October 29, 1998, the Board of Trustees of Morgan Stanley Dean Witter Variable Investment Series approved a reorganization plan ("the Plan") whereby Capital Appreciation would be merged into Equity. The Plan is subject to the consent of Capital Appreciation's shareholders. If approved, the assets of Capital Appreciation would be combined with the assets of Equity and shareholders of Capital Appreciation would become shareholders of Equity, receiving shares of Equity equal to the value of their holdings in Capital Appreciation.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994                      $    1.00    $0.037        --            $0.037    $   (0.037)       --        $   (0.037)
1995                           1.00     0.055        --             0.055        (0.055)       --            (0.055)
1996                           1.00     0.050        --             0.050        (0.050)       --            (0.050)
1997                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
1998                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
QUALITY INCOME PLUS
1994                          11.03      0.69        $(1.40)        (0.71)        (0.69)   $    (0.18)        (0.87)
1995                           9.45      0.72          1.50          2.22         (0.71)       --             (0.71)
1996                          10.96      0.71         (0.58)         0.13         (0.72)       --             (0.72)
1997                          10.37      0.70          0.40          1.10         (0.70)       --             (0.70)
1998                          10.77      0.68          0.23          0.91         (0.68)       --             (0.68)
HIGH YIELD
1994                           7.11      0.79         (0.95)        (0.16)        (0.79)       --             (0.79)
1995                           6.16      0.80          0.08          0.88         (0.78)       --             (0.78)
1996                           6.26      0.77         (0.06)         0.71         (0.79)       --             (0.79)
1997                           6.18      0.75         (0.06)         0.69         (0.75)       --             (0.75)
1998                           6.12      0.71         (1.05)        (0.34)        (0.71)       --             (0.71)
UTILITIES
1994                          13.74      0.53         (1.75)        (1.22)        (0.52)        (0.08)        (0.60)
1995                          11.92      0.53          2.81          3.34         (0.58)       --             (0.58)
1996                          14.68      0.55          0.70          1.25         (0.55)        (0.04)        (0.59)
1997                          15.34      0.57          3.46          4.03         (0.57)        (0.21)        (0.78)
1998                          18.59      0.57          3.68          4.25         (0.57)        (1.02)        (1.59)
INCOME BUILDER
1997(a)                       10.00      0.44          1.76          2.20         (0.44)       --             (0.44)
1998                          11.76      0.56         (0.19)         0.37         (0.56)        (0.11)        (0.67)
DIVIDEND GROWTH
1994                          12.78      0.38         (0.80)        (0.42)        (0.37)       --             (0.37)
1995                          11.99      0.38          3.89          4.27         (0.41)        (0.26)        (0.67)
1996                          15.59      0.41          3.22          3.63         (0.41)        (0.41)        (0.82)
1997                          18.40      0.41          4.20          4.61         (0.41)        (1.00)        (1.41)
1998                          21.60      0.41          2.58          2.99         (0.41)        (2.05)        (2.46)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                          NET ASSET                 NET ASSETS AT                   NET           PORTFOLIO
                          VALUE END                 END OF PERIOD                INVESTMENT       TURNOVER
                          OF PERIOD  TOTAL RETURN+     (000'S)      EXPENSES       INCOME          RATE
                          -------------------------------------------------------------------------------
MONEY MARKET
1994                      $    1.00        3.81%    $     268,624   0.55%             3.93 %        N/A
1995                           1.00        5.66           249,787   0.53              5.52          N/A
1996                           1.00        5.11           340,238   0.52              4.97          N/A
1997                           1.00        5.23           335,578   0.52              5.10          N/A
1998                           1.00        5.18           442,034   0.52              5.04          N/A
QUALITY INCOME PLUS
1994                           9.45       (6.63)          414,905   0.54              6.88           254%
1995                          10.96       24.30           520,579   0.54              7.07           162
1996                          10.37        1.56           474,660   0.53              6.84           182
1997                          10.77       11.09           474,990   0.53              6.71           171
1998                          11.00        8.67           547,583   0.52              6.23           152
HIGH YIELD
1994                           6.16       (2.47)          111,934   0.59             11.71           105
1995                           6.26       14.93           154,310   0.54             12.67            58
1996                           6.18       11.98           259,549   0.51             12.59            57
1997                           6.12       11.87           368,061   0.53             12.44            95
1998                           5.07       (6.20)          364,079   0.53             12.27            93
UTILITIES
1994                          11.92       (9.02)          382,412   0.68              4.21            15
1995                          14.68       28.65           479,070   0.68              4.00            13
1996                          15.34        8.68           440,662   0.67              3.61             9
1997                          18.59       27.15           458,134   0.67              3.48            13
1998                          21.25       23.76           560,803   0.67              2.89             7
INCOME BUILDER
1997(a)                       11.76       22.38(1)         55,423   0.15(2) (4)       5.73 (2) (4)     41(1)
1998                          11.46        3.21            87,769   0.81              5.09            54
DIVIDEND GROWTH
1994                          11.99       (3.27)          572,952   0.64              3.13            20
1995                          15.59       36.38           865,417   0.61              2.75            24
1996                          18.40       23.96         1,288,404   0.57              2.46            23
1997                          21.60       25.61         1,905,906   0.54              2.06            28
1998                          22.13       14.28         2,249,927   0.53              1.85            45

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET     NET
                            VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING    INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1994                      $   11.81    $ 0.10        $(0.26)       $(0.16)   $    (0.10)   $    (0.03)   $    (0.13)
1995                          11.52      0.10          3.68          3.78         (0.08)       --             (0.08)
1996                          15.22      0.08          1.65          1.73         (0.03)        (0.27)        (0.30)
1997                          16.65      0.01          3.90          3.91         (0.08)        (2.19)        (2.27)
1998                          18.29     (0.05)         3.59          3.54        --             (1.47)        (1.47)
GLOBAL DIVIDEND GROWTH
1994(b)                       10.00      0.23         (0.20)         0.03         (0.21)       --             (0.21)
1995                           9.82      0.24          1.90          2.14         (0.26)        (0.01)        (0.27)
1996                          11.69      0.24          1.75          1.99         (0.24)        (0.31)        (0.55)
1997                          13.13      0.22          1.37          1.59         (0.23)        (0.60)        (0.83)
1998                          13.89      0.24          1.45          1.69         (0.24)        (1.52)        (1.76)
EUROPEAN GROWTH
1994                          14.03      0.17          0.96          1.13         (0.16)        (0.44)        (0.60)
1995                          14.56      0.20          3.50          3.70         (0.19)*       (0.54)        (0.73)
1996                          17.53      0.17          4.91          5.08         (0.04)        (1.01)        (1.05)
1997                          21.56      0.21          3.19          3.40         (0.24)        (1.18)        (1.42)
1998                          23.54      0.15          5.53          5.68         (0.31)        (1.73)        (2.04)
PACIFIC GROWTH
1994(b)                       10.00      0.07         (0.74)        (0.67)       --             (0.07)        (0.07)
1995                           9.26      0.12          0.41          0.53         (0.09)       --             (0.09)
1996                           9.70      0.05          0.32          0.37         (0.11)       --             (0.11)
1997                           9.96      0.12         (3.82)        (3.70)        (0.14)       --             (0.14)
1998                           6.12      0.06         (0.75)        (0.69)        (0.28)       --             (0.28)
CAPITAL APPRECIATION
1997(a)                       10.00      0.07          1.25          1.32        --            --            --
1998                          11.32      0.12         (1.01)        (0.89)        (0.07)       --             (0.07)
EQUITY
1994                          22.15      0.23         (1.31)        (1.08)        (0.22)        (1.60)        (1.82)
1995                          19.25      0.22          7.92          8.14         (0.25)       --             (0.25)
1996                          27.14      0.16          2.70          2.86         (0.16)        (3.45)        (3.61)
1997                          26.39      0.18          9.27          9.45         (0.18)        (2.08)        (2.26)
1998                          33.58      0.25          9.47          9.72         (0.25)        (4.47)        (4.72)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                                                                                    NET
                          NET ASSET                 NET ASSETS AT                INVESTMENT       PORTFOLIO
                          VALUE END                 END OF PERIOD                  INCOME         TURNOVER
                          OF PERIOD  TOTAL RETURN+     (000'S)      EXPENSES       (LOSS)          RATE
                          -------------------------------------------------------------------------------
CAPITAL GROWTH
1994                      $   11.52       (1.28)%   $      45,715   0.77%             0.90 %          37%
1995                          15.22       32.92            66,995   0.74              0.70            34
1996                          16.65       11.55            86,862   0.73              0.52            98
1997                          18.29       24.54           127,100   0.71              0.01           139
1998                          20.36       19.63           138,603   0.70             (0.26 )         248
GLOBAL DIVIDEND GROWTH
1994(b)                        9.82        0.27(1)        138,486   0.87(2)(3)        2.62 (2)        20(1)
1995                          11.69       22.14           205,739   0.88              2.23            55
1996                          13.13       17.49           334,821   0.85              1.94            39
1997                          13.89       12.04           481,613   0.84              1.61            48
1998                          13.82       12.53           484,228   0.84              1.68            52
EUROPEAN GROWTH
1994                          14.56        8.36           152,021   1.16              1.49            58
1995                          17.53       25.89           188,119   1.17              1.25            69
1996                          21.56       29.99           302,422   1.11              0.97            43
1997                          23.54       16.07           391,441   1.12              1.04            45
1998                          27.18       23.96           510,638   1.11              0.65            56
PACIFIC GROWTH
1994(b)                        9.26       (6.73) (1)        75,425  1.00(2)(3)        0.56 (2)        22(1)
1995                           9.70        5.74            98,330   1.44              1.23            53
1996                           9.96        3.89           144,536   1.37              1.01            50
1997                           6.12      (37.70)           68,904   1.44              1.09            58
1998                           5.15      (10.40)           52,842   1.51              0.91           112
CAPITAL APPRECIATION
1997(a)                       11.32       13.20(1)         32,306    -- (4)           1.30 (2)(4)     25(1)
1998                          10.36       (7.96)           32,605    -- (5)           1.16 (5)       340
EQUITY
1994                          19.25       (4.91)          225,289   0.57              1.19           299
1995                          27.14       42.53           359,779   0.54              0.97           269
1996                          26.39       12.36           521,908   0.54              0.58           279
1997                          33.58       37.43           823,090   0.52              0.61           145
1998                          38.58       30.45         1,138,413   0.52              0.73           257

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX
1998(c)                   $   10.00    $ 0.06        $ 1.16        $ 1.22        --            --            --
COMPETITIVE EDGE "BEST IDEAS"
1998(c)                       10.00      0.07         (0.25)        (0.18)       --            --            --
STRATEGIST
1994                          12.68      0.48          0.01          0.49    $    (0.46)   $    (0.26)   $    (0.72)
1995                          12.45      0.62          0.49          1.11         (0.67)        (0.44)        (1.11)
1996                          12.45      0.43          1.39          1.82         (0.43)        (0.12)        (0.55)
1997                          13.72      0.45          1.40          1.85         (0.45)        (0.32)        (0.77)
1998                          14.80      0.36          3.40          3.76         (0.36)        (1.56)        (1.92)

---------------------
Commencement of operations:
(a)  January 21, 1997.
(b)  February 23, 1994.
(c)  May 18, 1998.
 +   Calculated based on the net asset value as of the last business day of the period.
 *   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for
     Global Dividend Growth and February 23, 1994 through August 2, 1994 for
     Pacific Growth, the ratio of expenses to average net assets would have been
     0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(4)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder and January 21, 1997 through December 31, 1997 for Capital
     Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income
     Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for
     Competitive Edge "Best Ideas" and S&P 500 Index, respectively, and for the period January 1, 1998 through December 31, 1998 for Capital Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.92% and 0.83%, respectively, for Competitive Edge "Best
     Ideas", 0.59% and 1.26%, respectively, for S&P 500 Index and 0.86% and
     0.30%, respectively, for Capital Appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                          NET ASSET                 NET ASSETS AT                   NET           PORTFOLIO
                          VALUE END                 END OF PERIOD                INVESTMENT       TURNOVER
                          OF PERIOD  TOTAL RETURN+     (000'S)      EXPENSES       INCOME          RATE
                          -------------------------------------------------------------------------------
S&P 500 INDEX
1998(c)                   $   11.22       12.20%(1) $      48,732    -- (5)           1.85 %(2)(5)      2%(1)
COMPETITIVE EDGE "BEST
IDEAS"
1998(c)                        9.82       (1.90) (1)        36,539   -- (5)           1.74 (2)(5)     31(1)
STRATEGIST
1994                          12.45        3.94           392,760   0.54%             3.93           125
1995                          12.45        9.48           388,579   0.52              5.03           329
1996                          13.72       15.02           423,768   0.52              3.30           153
1997                          14.80       13.71           497,028   0.52              3.09           159
1998                          16.64       26.55           633,934   0.52              2.32            84

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Capital Appreciation Portfolio, the Equity Portfolio, the S&P 500 Index Portfolio, the Competitive Edge "Best Ideas" Portfolio and the Strategist Portfolio (constituting Morgan Stanley Dean Witter Variable Investment Series, formerly Dean Witter Variable Investment Series, hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations for the year or period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 6 to the financial statements, the Board of Trustees of Morgan Stanley Dean Witter Variable Investment Series approved a reorganization plan, subject to shareholder approval, whereby the Capital Appreciation Portfolio will be merged into the Equity Portfolio.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 12, 1999

                                    Trustees
                    ----------------------------------------
                    Michael Bozic      Dr. Manuel H. Johnson
                    Charles A. Fiumefreddo Michael E. Nugent
                    Edwin J. Garn         Philip J. Purcell
                    John R. Haire         John L. Schroeder
                    Wayne E. Hedien

                                    Officers
                    ----------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                     VICE PRESIDENT, SECRETARY AND GENERAL
                                    COUNSEL

                                Thomas F. Caloia
                                   TREASURER

            Transfer Agent                       Independent Accountants
--------------------------------------    --------------------------------------
 Morgan Stanley Dean Witter Trust FSB           PricewaterhouseCoopers LLP
Harborside Financial Center--Plaza Two         1177 Avenue of the Americas
    Jersey City, New Jersey 07311                New York, New York 10036

                               Investment Manager
                    ----------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisor
                      (European Growth and Pacific Growth
                                   Portfolio)
                    ----------------------------------------
                     Morgan Stanley Dean Witter Investment
                                Management Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                          MORGAN STANLEY DEAN WITTER
                          VARIABLE INVESTMENT SERIES

-------------------------------------------------------------------------------
                                ANNUAL REPORT
-------------------------------------------------------------------------------

                              DECEMBER 31, 1998

Northbrook Life Insurance Company
P.O. Box 94040
Palatine, IL 60094-4040






                                                                        40113A

                          MORGAN STANLEY DEAN WITTER
                          VARIABLE INVESTMENT SERIES

-------------------------------------------------------------------------------
                                ANNUAL REPORT
-------------------------------------------------------------------------------

                              DECEMBER 31, 1998

Allstate Life Insurance Company of New York
P.O. Box 94038
Palatine, IL 60094-4038






                                                                        40915A